PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED JULY 22, 1998)

                           $497,236,106 (APPROXIMATE)
                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
                 REMIC PASS-THROUGH CERTIFICATES, SERIES 1998-7,
           $481,196,106 (APPROXIMATE) SENIOR CLASS A CITICERTIFICATES
      $9,273,000 (APPROXIMATE) SENIOR SUBORDINATED CLASS M CITICERTIFICATES
        $4,512,000 (APPROXIMATE) SUBORDINATED CLASS B-1 CITICERTIFICATES
        $2,255,000 (APPROXIMATE) SUBORDINATED CLASS B-2 CITICERTIFICATES

        The REMIC Pass-Through Certificates, Series 1998-7, will consist of one senior class of REMIC Pass-Through Certificates (the "Class A
                                                   (Continued on following page)

                                   ----------

     FOR A DISCUSSION OF CERTAIN RISK FACTORS INVOLVED IN THE PURCHASE OF THE CLASS A-18 CITICERTIFICATES, CLASS M CITICERTIFICATES AND OFFERED CLASS B CITICERTIFICATES, SEE "RISK FACTORS FOR PURCHASERS OF CLASS A-18
CITICERTIFICATES, CLASS M CITICERTIFICATES AND OFFERED CLASS B CITICERTIFICATES" IN THIS PROSPECTUS SUPPLEMENT BEGINNING ON PAGE S-33.

                                   ----------

 THE OFFERED CITICERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF
   CMSI, CITIBANK, CMI, ANY OTHER AFFILIATE OF CMSI OR THEIR ULTIMATE PARENT, CITICORP, EXCEPT AS SET FORTH HEREIN. NEITHER THE OFFERED CITICERTIFICATES
      NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE UNITED STATES
       GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                    GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

                                   ----------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                  THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS.
                     ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

================================================================================
                                                               LAST SCHEDULED
                          INITIAL STATED         STATED         DISTRIBUTION
                            AMOUNT (1)            RATE             DATE(2)
--------------------------------------------------------------------------------
Class A-1 ..............   $20,055,000            6.60%        August 25, 2028
Class A-2 ..............   $25,000,000            6.25%        August 25, 2028
Class A-3 ..............   $23,443,000            6.55%        August 25, 2028
Class A-4 ..............       (3)                6.75%        August 25, 2028
Class A-5 ..............   $ 2,000,000            7.00%        August 25, 2028
Class A-6 ..............   $22,000,000            7.00%        August 25, 2028
Class A-7 ..............   $56,100,000            7.00%        August 25, 2028
Class A-8 ..............   $ 9,770,000            7.00%        August 25, 2028
Class A-9 ..............   $ 4,430,000            7.00%        August 25, 2028
Class A-10 .............   $   684,000            7.00%        August 25, 2028
Class A-11 .............   $ 3,518,000            (4)          August 25, 2028
Class A-12 .............   $77,780,000            6.75%        August 25, 2028
Class A-13 .............   $25,000,000            6.75%        August 25, 2028
Class A-14 .............   $10,220,000            6.75%        August 25, 2028
Class A-15 .............   $ 8,300,000            6.75%        August 25, 2028
Class A-16 .............   $77,675,000            6.75%        August 25, 2028
Class A-17 .............   $ 9,538,000            6.75%        August 25, 2028
Class A-18 .............   $ 5,438,000            6.75%        August 25, 2028
Class A-19 .............   $25,000,000            6.30%        August 25, 2028
Class A-20 .............       (5)                0.40%        August 25, 2028
Class A-21 .............   $74,462,000            6.75%        August 25, 2028
Class A-22 .............   $   783,106            (4)          August 25, 2028
Class M ................   $ 9,273,000            6.75%        August 25, 2028
Class B-1 ..............   $ 4,512,000            6.75%        August 25, 2028
Class B-2 ..............   $ 2,255,000            6.75%        August 25, 2028
================================================================================

(1)  Approximate.
(2) Determined as described herein under "SUMMARY OF PROSPECTUS AND PROSPECTUS SUPPLEMENT--Last Scheduled Distribution Date."
(3) The Class A-4 Notional Amount on any Distribution Date will be equal to the sum of (i) approximately 2.2222222222% of the Stated Amount of the Class A-1 CitiCertificates, (ii) approximately 7.4074074074% of the Stated Amount of the Class A-2 CitiCertificates and (iii) approximately 2.9629629629% of the Stated Amount of the Class A-3 CitiCertificates as of such date. The Class A-4 Notional Amount is expected initially to be approximately $2,992,125.
(4) The Class A-11 and Class A-22 CitiCertificates are principal-only certificates and will not bear interest.
(5) The Class A-20 Notional Amount on any Distribution Date will be equal to the Stated Amount of the Class A-19 CitiCertificates as of such date.

                                   ----------

     The Senior CitiCertificates are being offered by Lehman Brothers Inc. (the "Senior Underwriter"), and the Offered Subordinated CitiCertificates are being offered by Salomon Brothers Inc (the "Subordinated Underwriter", and together with the Senior Underwriter, the "Underwriters" and each, an "Underwriter") from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Class A-19 CitiCertificates will also be offered by Edward D. Jones & Co., L.P. (the "Dealer") from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The aggregate proceeds to the Issuer from the sale of the Offered CitiCertificates will be approximately 99.26488% of the aggregate Initial Stated Amount of the Class A CitiCertificates, approximately 99.49747% of the aggregate Initial Stated Amount of the Class M CitiCertificates and approximately 98.02760% of the aggregate Initial Stated Amount of the Offered Class B CitiCertificates, plus accrued interest (other than on the Initial Stated Amount of the Class A-11 and Class A-22 CitiCertificates) from August 1, 1998 (the "Cut-Off Date") to but not including the Closing Date at the rate of 6.75% per annum thereon and before deduction of expenses payable by the Issuer, subject to a limited adjustment with respect to the Class A CitiCertificates depending on the aggregate Initial Stated Amount of the Class A CitiCertificates on the Closing Date. See "PLAN OF DISTRIBUTION" herein.

     The Offered CitiCertificates are offered subject to receipt and acceptance by the Underwriters, to prior sale and to the Underwriters' right to reject any order in whole or in part. It is expected that on or about August 27, 1998, delivery will be made through the facilities of The Depository Trust Company ("DTC") in the case of the Book-Entry CitiCertificates, and in definitive, fully registered form, in the case of the Class A-18, Class A-22, Class M and Offered Class B CitiCertificates.

LEHMAN BROTHERS                                      EDWARD D. JONES & CO., L.P.
                              SALOMON SMITH BARNEY

August 21, 1998

(Continued from previous page)

CitiCertificates") in an approximate aggregate Initial Stated Amount of $481,196,106, subject to a permitted upward or downward variance of up to 5.0%, one senior subordinated class of REMIC Pass-Through Certificates (the "Class M CitiCertificates") in an approximate Initial Stated Amount of $9,273,000, subject to a permitted variance based on final credit enhancement levels, one subordinated class of REMIC Pass-Through Certificates (the "Class B CitiCertificates") in an approximate aggregate Initial Stated Amount of $10,777,745, subject to a permitted variance based on final credit enhancement levels, one senior class of interest only REMIC Pass-Through Certificates not offered hereby (the "Unoffered Class A-IO CitiCertificates") in an approximate initial notional amount of $471,893,228, and two classes of residual interests (the "Residual Certificates"), representing interests in a trust (the "Trust") to be created by Citicorp Mortgage Securities, Inc. (the "Issuer" or "CMSI") on or about August 27, 1998. Elections will be made to treat two segregated asset pools within the Trust as real estate mortgage investment conduits (each, a "REMIC" or, in the alternative, the "Lower-Tier REMIC" and the "Upper-Tier REMIC") for federal income tax purposes. The Class A, Unoffered Class A-IO, Class M and Class B CitiCertificates are collectively referred to as the "CitiCertificates." The Class A CitiCertificates will consist of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21 and Class A-22 CitiCertificates (each, a "Class A Subclass"). The Class A-1, A-2 and Class A-3 CitiCertificates are planned amortization class certificates and are sometimes referred to as the "PAC Certificates." The Class A-5, Class A-6, Class A-7, Class A-12, Class A-13 and Class A-14 CitiCertificates are targeted amortization class certificates and are sometimes referred to as "TAC Certificates." The Class A-19 CitiCertificates are also referred to as "Retail CitiCertificates." The Class A-4 and Class A-20 CitiCertificates are interest-only certificates and, accordingly, have no Stated Amount. The Class A-8, Class A-9, Class A-10, Class A-11 and Class A-15 CitiCertificates are sometimes referred to as the "Companion Classes." The Class A-11 and Class A-22 CitiCertificates are principal-only certificates and will not bear interest. The Class B CitiCertificates will consist of Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 CitiCertificates (each, a "Class B Subclass"). The Class B-1 and Class B-2 CitiCertificates (each, an "Offered Class B Subclass") are referred to herein as the "Offered Class B CitiCertificates" and the Class B-3, Class B-4 and Class B-5 CitiCertificates are herein referred to as the "Unoffered Class B CitiCertificates." The Class A CitiCertificates will initially evidence an undivided beneficial ownership interest in the property of the Trust ranging from 95.00% to 97.00%, the Class M CitiCertificates will initially evidence an undivided beneficial ownership interest in the property of the Trust ranging from 1.35% to 2.35%, and the Offered Class B CitiCertificates will initially evidence an undivided interest in the property of the Trust ranging from 0.85% to 1.85% and the Unoffered Class B CitiCertificates will evidence the remaining undivided interest therein. Only the Class A CitiCertificates, the Class M CitiCertificates and the Offered Class B CitiCertificates (the "Offered CitiCertificates") are offered hereby. The Class A CitiCertificates are sometimes referred to as the "Offered Senior CitiCertificates," and the Class M CitiCertificates and the Offered Class B CitiCertificates are sometimes referred to collectively as the "Offered Subordinated CitiCertificates."

     The Trust Property (the "Pool") will consist primarily of a pool of 20- to 30-year fixed-rate conventional one- to four-family mortgage loans (the "Mortgage Loans") originated or acquired by Citicorp Mortgage, Inc. ("CMI") with an aggregate Adjusted Balance as of the Cut-Off Date (the "Initial Mortgage Loan Balance") equal to approximately $501,246,851, subject to a permitted upward or downward variance of up to 5.0%, and certain related property, as described herein. Mortgage Loans acquired by CMI include Mortgage Loans originated or acquired by Citibank, Federal Savings Bank ("CFSB") or originated by Citibank, N.A. ("Citibank"). Payments on the Mortgage Loans will be distributed on the CitiCertificates in accordance with the priorities stated in the "SUMMARY OF PROSPECTUS AND PROSPECTUS SUPPLEMENT--Priority of Distributions" and "`DESCRIPTION OF THE OFFERED CITICERTIFICATES."

     Interest on each interest-bearing Offered CitiCertificate will be distributed on the 25th day of each month (or, if such day is not a business day, on the next succeeding business day), commencing (except for the Class A-8, Class A-9, Class A-10 and Class A-15 CitiCertificates) in September 1998 (each, a "Distribution Date"). The Class A-19 CitiCertificates (the "Retail CitiCertificates") are entitled to the benefit of a reserve fund (the "Reserve Fund") as protection against Non-Supported Interest Shortfalls, up to $14,000, the amount of the initial deposit into such Reserve Fund. The Class A-19 CitiCertificates will also be entitled to the benefit of an irrevocable certificate guaranty insurance policy (the "Insurance Policy") to be issued by MBIA Insurance Corporation (the "Insurer") pursuant to which the Insurer will unconditionally and irrevocably guarantee the current payment of interest, other than Non-Supported Interest Shortfalls that are covered by the Reserve Fund, and the payment of any losses of principal allocated to the Class A-19 CitiCertificates. See "THE INSURANCE POLICY AND THE INSURER" herein. Once the Reserve Fund has been reduced to zero, Non-Supported Interest Shortfalls allocated to the Class A-19 CitiCertificates will be covered by the Insurance Policy. The Class A-8, Class A-9, Class A-10 and Class A-15 CitiCertificates are Accrual CitiCertificates. The Class A-5, Class A-6, Class A-7, Class A-12, Class A-13 and Class A-14 CitiCertificates are sometimes referred to as the "Accretion Directed CitiCertificates." Distributions of interest on the Accrual CitiCertificates will commence on their respective "Accretion Termination Dates," determined as follows: (a) for the Class A-8 CitiCertificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Stated Amountsof the Class A-5, Class A-6 and

(Continued from previous page)

Class A-7 CitiCertificates have been reduced to zero and (ii) the Subordination Depletion Date; (b) for the Class A-9 CitiCertificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Stated Amounts of the Class A-5, Class A-6, Class A-7 and Class A-8 CitiCertificates have been reduced to zero and (ii) the Subordination Depletion Date; (c) for the Class A-10 CitiCertificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Stated Amounts of the Class A-5, Class A-6, Class A-7, Class A-8 and Class A-9 CitiCertificates have been reduced to zero and (ii) the Subordination Depletion Date; and (d) for the Class A-15 CitiCertificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Stated Amounts of the Class A-12, Class A-13, and Class A-14 CitiCertificates have been reduced to zero and (ii) the Subordination Depletion Date. Prior to any commencement of interest distributions on the Class A-8, Class A-9, Class A-10 and Class A-15 CitiCertificates, interest will accrue thereon and the amounts so accrued and available for distribution will be added to the Stated Amounts thereof on the applicable Distribution Date and will be distributed in reduction of the Stated Amounts of the Accretion Directed CitiCertificates and the Accrual CitiCertificates as described under "DESCRIPTION OF THE OFFERED CITICERTIFICATES --Distributions in Reduction of Stated Amount of the Offered CitiCertificates" in this Prospectus Supplement. Interest will accrue on the interest-bearing Offered CitiCertificates for the periods and at the rates as described herein. The rights of holders of the Class M CitiCertificates to receive distributions of interest will be subordinated to the rights of holders of the Class A and Unoffered Class A-IO CitiCertificates to receive distributions to the extent described herein. The rights of holders of the Offered Class B CitiCertificates to receive distributions of interest will be subordinated to the rights of holders of the Class A, Unoffered Class A-IO and Class M CitiCertificates to receive distributions to the extent described herein. The rights of holders of the Unoffered Class B CitiCertificates to receive distributions of interest will be subordinated to the rights of holders of the Offered CitiCertificates and the Unoffered Class A-IO CitiCertificates to receive distributions to the extent described herein.

     On each Distribution Date, distributions in reduction of Stated Amount of the Class A CitiCertificates, in an amount equal to the Class A Principal Distribution Amount, will be allocated among the Class A Subclasses then entitled to receive such distributions in accordance with the priorities set forth herein. On each Distribution Date, distributions in reduction of Stated Amount of the Class M CitiCertificates will be made only after the Class A and Unoffered Class A-IO CitiCertificates have received all distributions to which they are entitled and the Class M CitiCertificates have received the amount of interest due them with respect to such Distribution Date. On each Distribution Date, distributions in reduction of Stated Amount of the Class B-1 CitiCertificates will be made only after the Class A, Unoffered Class A-IO and Class M CitiCertificates have received all distributions to which they are entitled and the Class B-1 CitiCertificates have received the amount of interest due them with respect to such Distribution Date. On each Distribution Date, distributions in reduction of Stated Amount of the Class B-2 CitiCertificates will be made only after the Class A, Unoffered Class A-IO, Class M and Class B-1 CitiCertificates have received all distributions to which they are entitled and the Class B-2 CitiCertificates have received the amount of interest due them with respect to such Distribution Date. The rights of holders of the Unoffered Class B CitiCertificates to receive distributions in reduction of Stated Amount will be subordinated to the rights of holders of the Offered CitiCertificates and Unoffered Class A-IO CitiCertificates to receive distributions to the extent described herein.

     THE YIELD TO INVESTORS IN THE OFFERED CITICERTIFICATES WILL BE SENSITIVE IN VARYING DEGREES TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS, WHICH GENERALLY CAN BE PREPAID AT ANY TIME, GENERALLY WITHOUT PENALTY. THE YIELD TO INVESTORS IN THE OFFERED CITICERTIFICATES WILL BE ADVERSELY AFFECTED BY ANY SHORTFALLS IN INTEREST COLLECTED ON THE MORTGAGE LOANS DUE TO PREPAYMENTS OR LIQUIDATIONS. SUCH SHORTFALLS IN INTEREST COLLECTED WILL BE OFFSET TO THE EXTENT DESCRIBED HEREIN. IN ADDITION, THE YIELD TO MATURITY ON THE OFFERED CITICERTIFICATES MAY VARY DEPENDING ON THE EXTENT TO WHICH SUCH CITICERTIFICATES ARE PURCHASED AT A DISCOUNT OR PREMIUM. HOLDERS OF OFFERED CITICERTIFICATES SHOULD CONSIDER, IN THE CASE OF ANY OFFERED CITICERTIFICATE PURCHASED AT A DISCOUNT, ESPECIALLY THE CLASS A-11 AND CLASS A-22 CITICERTIFICATES, THE RISK THAT A SLOWER THAN ANTICIPATED RATE OF PRINCIPAL PAYMENTS WOULD RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN THE ANTICIPATED YIELD AND, IN THE CASE OF ANY OFFERED CITICERTIFICATE PURCHASED AT A PREMIUM AND THE CLASS A-4 AND CLASS A-20 CITICERTIFICATES, WHICH HAVE NO STATED AMOUNT, THE RISK THAT A FASTER THAN ANTICIPATED RATE OF PRINCIPAL PAYMENTS WOULD RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN ANTICIPATED. AS A RESULT OF THE PAYMENT PRIORITIES DESCRIBED HEREIN, CERTAIN CLASS A SUBCLASSES WILL BE HIGHLY SENSITIVE TO THE RATE OF PREPAYMENTS OF THE MORTGAGE LOANS. BECAUSE AMOUNTS PAYABLE ON THE CLASS A-22 CITICERTIFICATES DERIVE SOLELY FROM PRINCIPAL PAYMENTS ON THE MORTGAGE LOANS WITH NET MORTGAGE RATES BELOW 6.75% PER ANNUM, THE YIELD ON THE CLASS A-22 CITICERTIFICATES WILL BE ADVERSELY AFFECTED BY SLOWER THAN ANTICIPATED PRINCIPAL PAYMENTS ON SUCH MORTGAGE LOANS. NO REPRESENTATION IS MADE AS TO THE ANTICIPATED RATE OF PREPAYMENT ON THE MORTGAGE LOANS OR AS TO THE ANTICIPATED YIELD TO MATURITY OF ANY OFFERED CITICERTIFICATES.

     Distributions in respect of the Stated Amount of the Class A-19 CitiCertificates are subject to the procedures regarding requests for distribution and random lot distributions described herein under "DESCRIPTION OF THE OFFERED CITICERTI-FICATES--Distributions in Reduction of Stated Amount of the Retail CitiCertificates." The allocation of principal distributions in

(Continued from previous page)

respect of any particular Class A-19 CitiCertificate may result in a yield to maturity that varies significantly from the anticipated yield, and such yields will vary among holders of Class A-19 CitiCertificates.

     The Retail CitiCertificates may not be an appropriate investment for all prospective investors. The Retail CitiCertificates would not be an appropriate investment for an investor requiring a distribution of a particular amount in reduction of Stated Amount on a specific date or an otherwise predictable stream of distributions. In addition, although the Senior Underwriter intends to make a secondary market in Retail CitiCertificates, it has no obligation to do so, and any such market-making may be discontinued at any time. Finally, there can be no assurance that an investor will be able to sell a Retail CitiCertificate at a price which is equal to or greater than the price at which such investor purchased such CitiCertificate or at a price which fully reflects the fair market value of the underlying Mortgage Loans.

     The holders of the Class A-18 and Class A-21 CitiCertificates will not be entitled to receive any distributions in reduction of Stated Amount prior to the Distribution Date in September 2003, and prior to the Distribution Date in September 2007 will receive a disproportionately small portion of principal prepayments and other unscheduled recoveries on the Mortgage Loans, unless the Stated Amounts of all other Class A Subclasses (other than the Class A-22 CitiCertificates) have been reduced to zero or the Stated Amounts of the Subordinated CitiCertificates have been reduced to zero. As a result, the weighted average life will be longer, and could be significantly longer, than would be the case if the Class A-18 and Class A-21 CitiCertificates received their pro rata share of the Class A Percentage and Class A Prepayment Percentage of the Non-PO Percentage of all principal payments received on the Mortgage Loans.

     The Unoffered Class A-IO CitiCertificates (not offered hereby) are interest-only CitiCertificates and have no Stated Amount. The Unoffered Class A-IO CitiCertificates will receive distributions of accrued interest pro rata together with the interest-bearing Class A CitiCertificates and are not subordinated to the Class A, Class M or Class B CitiCertificates.

     The Offered CitiCertificates may not be an appropriate investment for all prospective investors. The Offered CitiCertificates, and in particular the Retail CitiCertificates, would not be an appropriate investment for an investor requiring a distribution of a particular amount in reduction of Stated Amount on a specific date or an otherwise predictable stream of distributions. In addition, there is currently no secondary market for the Offered CitiCertificates. Each Underwriter anticipates making a secondary market in the Offered CitiCertificates purchased by it but is not obligated to do so. There can be no assurance that such a market will develop or, if it does develop, that it will provide holders of the Offered CitiCertificates with liquidity of investment or will continue for the life of the Offered CitiCertificates. There can be no assurance that the investor will be able to sell an Offered CitiCertificate at a price which is equal to or greater than the price at which such investor purchased such Offered CitiCertificate or at a price which fully reflects the fair market value of the underlying Mortgage Loans.

     The yield to maturity on the Offered Class B CitiCertificates will be more sensitive to losses due to liquidations of the Mortgage Loans (and the timing thereof) than the Class A, Unoffered Class A-IO and Class M CitiCertificates, in the event that the Stated Amount of the Unoffered Class B CitiCertificates has been reduced to zero. The yield to maturity on the Class M CitiCertificates will be more sensitive to losses due to liquidations of the Mortgage Loans (and the timing thereof) than the Class A and Unoffered Class A-IO CitiCertificates, in the event that the Stated Amount of the Class B CitiCertificates has been reduced to zero. See "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Prepayment and Yield Considerations" and "--Yield Considerations With Respect to the Offered Class B CitiCertificates" in this Prospectus Supplement. Investors should fully consider the risks associated with an investment in the Class M and Offered Class B CitiCertificates, including the possibility that such investors may not fully recover their initial investment as a result of such losses on the Mortgage Loans.

     AFTER THE SUBORDINATION DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES, OTHER THAN EXCESS SPECIAL HAZARD LOSSES, EXCESS FRAUD LOSSES AND EXCESS BANKRUPTCY LOSSES, ALLOCATED TO THE CLASS A-16 CITICERTIFICATES WILL BE BORNE BY THE A-18 CITICERTIFICATES AND NOT BY THE CLASS A-16 CITICERTIFICATES FOR SO LONG AS THE CLASS A-18 CITICERTIFICATES ARE OUTSTANDING.

     The Class A-18 and Class M CitiCertificates and the Offered Class B CitiCertificates may not be transferred unless the transferee has delivered (i) a representation letter to the Issuer and the Trustee stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described herein, that the source of funds used to purchase the Class A-18, Class M or Offered Class B CitiCertificates is an "insurance company general account" or (ii) an opinion of counsel and other documentation as provided herein. See "RISK FACTORS FOR PURCHASERS OF CLASS A-18 CITICERTIFICATES, CLASS M CITICERTIFICATES AND OFFERED CLASS B CITICERTIFICATES-- Restrictions on Transfer" and "CERTAIN ERISA CONSIDERATIONS" herein.

     The closing of the sale of the Offered CitiCertificates is conditioned upon the closing of the sale of the Unoffered Class B CitiCertificates. Salomon Brothers Inc is committed to purchase all of the Unoffered Class B CitiCertificates if any Offered CitiCertificates are purchased.

(Continued from previous page)

     The Offered Senior CitiCertificates (other than the Class A-18 and Class A-22 CitiCertificates) will be issued in book-entry form only (the "Book-Entry CitiCertificates"), and purchasers thereof will not be entitled to receive definitive certificates except in the limited circumstances set forth herein. The Book-Entry CitiCertificates will be registered in the name of Cede & Co.("Cede"), as nominee of DTC, which will be the "holder" or "Certificateholder" of such Book-Entry CitiCertificates, as such terms are used herein. See "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Book-Entry Registration" and "--Definitive Certificates" herein. The Class A-18, Class A-22, Class M and Offered Class B CitiCertificates will be issued in definitive, fully registered form.

                                   ----------

     IN CONNECTION WITH THIS OFFERING, EACH UNDERWRITER MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE OFFERED CITICERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                                   ----------

     THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERING OF THE OFFERED CITICERTIFICATES. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS AND PURCHASERS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE OFFERED CITICERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

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                 SUMMARY OF PROSPECTUS AND PROSPECTUS SUPPLEMENT

     The following summary is qualified by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the Prospectus. Capitalized terms used herein shall have the meanings given elsewhere in this Prospectus Supplement and in the Prospectus. See "Index of Principal Definitions in Prospectus Supplement" at the end of this Prospectus Supplement.

SECURITIES OFFERED .......... REMIC Pass-Through Certificates,  Series 1998-7,
                                Senior Class A CitiCertificates, consisting of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21 and Class A-22 CitiCertificates, Senior Subordinated Class M CitiCertificates and Subordinated Class B-1 and Class B-2 CitiCertificates. Each Offered CitiCertificate represents an undivided beneficial ownership interest in the Trust created under the Pooling Agreement, the property of which will consist of a pool of assets comprised primarily of the Mortgage Loans conveyed to the Issuer by CMI and simultaneously conveyed to such Trust by the Issuer. The rights of holders of the Class B-2 CitiCertificates to receive distributions will be subordinated to the rights of holders of the Class A, Unoffered Class A-IO, Class M and Class B-1 CitiCertificates to the extent described herein. The rights of holders of the Class B-1 CitiCertificates to receive distributions will be subordinated to the rights of holders of the Class A, Unoffered Class A-IO and Class M CitiCertificates to the extent described herein. The rights of holders of the Class M CitiCertificates to receive distributions will be subordinated to the rights of holders of the Class A and Unoffered Class A-IO CitiCertificates to the extent described herein.

                              Each Class A and Class M CitiCertificate will
                                qualify at issuance as a "mortgage related security" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") and will retain such qualification so long as it is rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The Class B-1 and Class B-2 CitiCertificates will not constitute "mortgage related securities" within the meaning of SMMEA. See "LEGAL INVESTMENT" in this Prospectus Supplement and "LEGAL INVESTMENT" in the Prospectus.

                              In addition to the Offered CitiCertificates, the
                                REMIC Pass-Through Certificates, Series 1998-7, include the Unoffered Class A-IO CitiCertificates, the Unoffered Class B CitiCertificates, consisting of the Class B-3, Class B-4 and Class B-5 CitiCertificates, and two classes of Residual Certificates representing the residual interests in the Upper-Tier REMIC and the Lower-Tier REMIC, respectively, comprising the Trust. The rights of holders of the Unoffered Class B CitiCertificates to receive distributions will be subordinated to the rights of holders of the Offered CitiCertificates and the Unoffered Class A-IO CitiCertificates to receive distributions to the extent described herein. The Unoffered Class B CitiCertificates will be sold separately in one or more private transactions, the Unoffered Class A-IO CitiCertificates and the Residual Certificates representing the residual interest in the Lower-Tier REMIC will initially be held by CMI and the Residual Certificates representing the residual interest in

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                                the Upper-Tier REMIC will initially be retained
                                by CMSI. None of the Unoffered Class A-IO
                                CitiCertificates, the Unoffered Class B
                                CitiCertificates and the Residual Certificates are being offered by this Prospectus Supplement and the related Prospectus. Accordingly, to the extent this Prospectus Supplement contains information relating to the terms of the Unoffered Class A-IO CitiCertificates, the Unoffered Class B CitiCertificates and the Residual Certificates, such information is provided solely because of its potential relevance to a prospective purchaser of the Offered CitiCertificates. The issuance and sale of the Offered CitiCertificates are conditioned upon the issuance and sale of the Unoffered Class B CitiCertificates.


                              The CitiCertificates and the Residual
                                Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") dated as of August 1, 1998, between the Issuer and The Bank of New York, a New York banking corporation, in its individual capacity and as trustee (the "Trustee").

STATED AMOUNT OR NOTIONAL
 AMOUNT OF THE
 CITICERTIFICATES ........... The  aggregate  Initial  Stated Amount of the
                                Class A CitiCertificates will be approximately $481,196,106, subject to a permitted upward or downward variance of up to 5.0%, and will be initially from 95.00% to 97.00% of the Initial Mortgage Loan Balance. The Class A-4 CitiCertificates, which have no Stated Amount, will have a notional amount ("the Class A-4 Notional Amount") for any Distribution Date equal to the sum of (i) approximately 2.2222222222% of the Stated Amount of the Class A-1 CitiCertificates, (ii) approximately 7.4074074074% of the Stated Amount of the Class A-2 CitiCertificates and (iii) approximately 2.9629629629% of the Stated Amount of the Class A-3 CitiCertificates as of such date. The Class A-4 Notional Amount is expected initially to be approximately $2,992,125.The Class A-20 CitiCertificates, which will have no Stated Amount, will have a notional amount (the "Class A-20 Notional Amount") for any Distribution
                                Date equal to the Stated Amount of the Class
                                A-19 CitiCertificates as of such date. The aggregate Initial Stated Amount of the Class M CitiCertificates will be approximately $9,273,000, subject to a permitted upward or downward variance based on final credit enhancement levels, and will be initially from 1.35% to 2.35% of the Initial Mortgage Loan Balance. The aggregate Initial Stated Amount of the Offered Class B CitiCertificates will be approximately $6,767,000, subject to a permitted upward or downward variance based on final credit enhancement levels, and will be initially from 0.85% to 1.85% of the Initial Mortgage Loan Balance. The aggregate Initial Stated Amount of the Unoffered Class B CitiCertificates will be approximately $4,010,745, subject to a permitted upward or downward variance based on final credit enhancement levels, and will represent the remainder of the Initial Mortgage Loan Balance. The Unoffered Class A-IO CitiCertificates, which will have no Stated Amount, will have a notional amount (the "Unoffered Class A-IO Notional Amount") for any Distribution Date equal to the aggregate Adjusted Balance of the Premium Mortgage Loans. While the Unoffered Class A-IO Notional Amount will be used to determine the denomination of an Unoffered Class A-IO CitiCertificate and for

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                                      S-7
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                                certain other purposes, such notional amount
                                will not entitle a holder to any distributions of principal. The Initial Mortgage Loan Balance will be approximately $501,246,851, subject to a permitted upward or downward variance of up to 5.0%. The Initial Stated Amount of a CitiCertificate represents the maximum specified dollar amount to which the holder of such CitiCertificate is entitled (in addition to distributions of interest, except in the case of the Class A-11 and Class A-22 CitiCertificates, which are principal-only certificates, and, in the case of the Class A-8, Class A-9, Class A-10 and Class A-15 CitiCertificates, Accretion Distribution Amounts added to the Stated Amounts thereof) from the cash flow on the assets in the Pool.

                              The aggregate of the Stated Amounts of the Class
                                A Subclasses as of any Distribution Date is referred to as the "Class A Stated Amount." The "Class A Subclass Stated Amount" of each Class A Subclass (other than the Class A-4 and Class A-20 CitiCertificates, which have no Stated Amounts) as of any Distribution Date will equal the Initial Stated Amount thereof (plus, in the case of the Class A-8, Class A-9, Class A-10 and Class A-15 CitiCertificates, any amounts subsequently added to the Stated Amounts thereof) less certain distributions in reduction of Stated Amount and any allocation of certain lossesas described herein. See "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Distributions in Reduction of Stated Amount" in this Prospectus Supplement.

                              The "Class M Stated Amount" as of any Distribution
                                Date will equal the Initial Stated Amount of the Class M CitiCertificates less certain distributions in reduction of Stated Amount and any allocation of certain losses as described herein. See "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Distributions in Reduction of Stated Amount" in this Prospectus Supplement.

                              The aggregate of the Stated Amounts of the Class
                                B Subclasses as of any Distribution Date is referred to as the "Class B Stated Amount" and will be equal to the Pool Adjusted Balance minus the Class A Stated Amount and the Class M Stated Amount, each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses on such date). The Stated Amount of each Class B Subclass (with respect to each Class B Subclass, the "Class B Subclass Stated Amount" for such Subclass) will equal the lesser of (a) the Initial Stated Amount thereof less the sum of (i) all amounts previously distributed to holders of such Class B Subclass in reduction of Stated Amount and (ii) the principal portion of all Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses borne by such Class B Subclass and (b) the Pool Adjusted Balance less the sum of the Class A Stated Amount, the Class M Stated Amount and the Stated Amount of each Class B Subclass with a lower numerical designation, all as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses on such date). As a result of the foregoing, so long as the Class B Stated Amount has not been reduced to zero, the

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                                      S-8
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                                principal portion of all Realized Losses (other
                                than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses which are allocated as described herein) will directly reduce the Class B Stated Amount and will directly reduce the Class B Subclass Stated Amounts in reverse numerical order. The Class B Subclass Stated Amounts of the Class B-1 CitiCertificates and Class B-2 CitiCertificates are referred to as the "Class B-1 Stated Amount" and the "Class B-2 Stated Amount," respectively, and the aggregate of the Stated Amounts of the Offered Class B Subclasses as of any Distribution Date is referred to as the "Offered Class B Stated Amount." The aggregate of the Class B Subclass Stated Amounts of the Unoffered Class B CitiCertificates as of any Distribution Date is referred to as the "Unoffered Class B Stated Amount."

CUT-OFF DATE ................ August 1, 1998.

DENOMINATIONS ............... The denominations of the Offered CitiCertificates
                                (other than the Class A-4 and Class A-20
                                CitiCertificates) will be an Initial Stated
                                Amount of $1,000 and any whole dollar amount in excess thereof (except one CitiCertificate of each Class or Subclass may be in a different denomination). The Class A-4 and Class A-20 CitiCertificates will be issued in minimum denominations of $1,000 initial notional amount and any whole dollar amount in excess thereof. The notional amount does not entitle holders of Class A-4 and Class A-20 CitiCertificates to any distributions of principal.


BOOK-ENTRY FORM ............. The Offered Senior CitiCertificates (other than the Class A-18 and Class A-22 CitiCertificates) will be issued in book-entry form. No person acquiring an interest in the Book-Entry CitiCertificates (a "Beneficial Owner") will be entitled to receive a definitive certificate representing such person's interest in the Trust, except under the limited circumstances described herein. Each Subclass of Book-Entry CitiCertificates will be represented initially by a single certificate registered in the name of Cede, as the nominee of DTC which will be the "holder" or "Certificateholder" of such CitiCertificates, as such terms are used herein. The rights of Beneficial Owners may only be exercised through DTC and its participating organizations, except as otherwise specified herein. The Class A-18, Class A-22, Class M and Offered Class B CitiCertificates will be issued in definitive, fully registered form. See "DESCRIPTION OF THE OFFERED
                                CITICERTIFICATES--Book-Entry Registration" and
                                "--Definitive Certificates" in this Prospectus Supplement.

CLOSING DATE ................ On or about August 27, 1998.

ISSUER AND SERVICER ......... CMSI. The Servicer intends to subcontract its servicing duties to CMI.

CREDIT ENHANCEMENT .......... The rights of holders of the Class M
                                CitiCertificates to receive distributions will be subordinated to the rights of holders of the Class A and Unoffered Class A-IO CitiCertificates to receive distributions to the extent described herein, the rights of holders of the Offered Class B CitiCertificates to receive distributions will be subordinated to the rights of holders of the Class A, Unoffered Class A-IO and Class M CitiCertificates to receive distributions to the extent described herein and the rights of holders of the Unoffered Class B CitiCertificates to


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                                      S-9
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                                receive distributions will be subordinated to
                                the rights of holders of the Offered
                                CitiCertificates and Unoffered Class A-IO
                                CitiCertificates to receive distributions to the extent described herein. This subordination provides a certain amount of protection to holders of the Class A and Unoffered Class A-IO CitiCertificates (to the extent of the subordination of the Class M and Class B CitiCertificates), to holders of the Class M CitiCertificates (to the extent of the subordination of the Class B CitiCertificates) and to holders of the Offered Class B CitiCertificates (to the extent of the subordination of the Unoffered Class B CitiCertificates) against delays in the receipt of scheduled payments of interest and principal and against losses associated with the liquidation of defaulted Mortgage Loans and certain losses resulting from the bankruptcy of a Mortgagor. The Class M and Class B CitiCertificates are sometimes referred to collectively as the "Subordinated CitiCertificates."

                              In addition, in order to increase the period
                                during which the principal balance of the Class M and Class B CitiCertificates remains available as credit enhancement to the Class A CitiCertificates, a disproportionate amount of prepayments and certain unscheduled recoveries with respect to the Mortgage Loans will be allocated to the Class A CitiCertificates (other than, to the extent described herein, the Class A-18, Class A-21 and Class A-22 CitiCertificates). This allocation has the effect of accelerating the amortization of the Class A CitiCertificates while, in the absence of Realized Losses, increasing the respective percentage interest in the Trust evidenced by the Class M CitiCertificates and Class B CitiCertificates. See "--Distributions in Reduction of Stated Amount of the Offered CitiCertificates" below.

                              The Class A-19 CitiCertificates will be entitled
                                to protection against Non-Supported Interest
                                Shortfalls up to the amount of the initial deposit into the Reserve Fund and to the benefit of the Insurance Policy with respect to current payments of interest, including those attributable to Non-Supported Interest Shortfalls after the Reserve Fund has been exhausted, and losses of principal allocated to the Class A-19 CitiCertificates.

                              No other Subclass or Class of CitiCertificates
                                will be entitled to any benefit under either the Reserve Fund or the Insurance Policy.

                              Extent of Loss Coverage. The applicable Non-PO
                                Percentage of Realized Losses on Mortgage Loans, including Realized Losses that are (i) attributable to Special Hazards not insured against under a standard hazard insurance policy, (ii) incurred on defaulted Mortgage Loans as to which there was fraud in the origination of such Mortgage Loans or (iii) attributable to certain actions which may be taken by a bankruptcy court in connection with a Mortgage Loan, including a reduction by a bankruptcy court of the principal balance of or the interest rate on a Mortgage Loan or an extension of its maturity, up to the respective limits described below, will not be allocated to the Class A Subclasses until the date on which the Stated Amount of the Class M and Class B CitiCertificates has been reduced to zero (the "Subordination Depletion Date"). Upon the Subordination Depletion Date, the Non-PO Percentage of such Realized Losses will be allocated pro rata among the Class A CitiCertificates (other than the Class A-22

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                                      S-10
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                              CitiCertificates) based on their outstanding
                                Stated Amounts (or, in the case of the Class
                                A-8, Class A-9, Class A-10 and Class A-15
                                CitiCertificates, their Initial Stated Amounts, if lower) in each case for so long as they are outstanding. The principal portion of such Realized Losses allocated to the Class A-16 CitiCertificates will be borne solely by the Class A-18 CitiCertificates and not by the Class A-16 CitiCertificates for so long as the Class A-18 CitiCertificates are outstanding. Any such Realized Losses allocated to the Class A-19 CitiCertificates will be covered by the Insurance Policy.

                              Prior to the Subordination Depletion Date, the
                                applicable Non-PO Percentage of such Realized Losses will be allocated first to the Class B Subclasses in reverse numerical order until the Stated Amount of each such Class B Subclass has been reduced to zero, and then to the Class M CitiCertificates until the Stated Amount thereof has been reduced to zero. The applicable PO Percentage of Realized Losses will be allocated to the Class A-22 CitiCertificates as a PO Loss Amount but such loss allocation will give rise to the right to receive, in respect of the Class A-22 CitiCertificates, reimbursement of losses so allocated out of certain funds otherwise distributable on the Class M and Class B CitiCertificates. As a result, any such PO Loss Amounts will ultimately be borne by the Class B Subclasses, in reverse numerical order, and then by the Class M CitiCertificates, in each case for so long as they are outstanding.

                              With respect to any Distribution Date subsequent
                                to the first Distribution Date, the availability of the credit enhancement provided by the Class M and Class B CitiCertificates will be affected by the prior reduction of the Stated Amount of the Class M and Class B CitiCertificates, which reduction will result from (i) the prior allocation of losses to the Class M and Class B CitiCertificates due to the liquidation of defaulted Mortgage Loans, including losses due to Special Hazards and fraud losses up to the respective limits referred to below, (ii) the prior allocation of bankruptcy losses up to the limit referred to below and (iii) the prior receipt of distributions in reduction of Stated Amount by holders of the Class M and Class B CitiCertificates. As of the Closing Date, the amount of losses attributable to Special Hazards, fraud and bankruptcy that will be absorbed first by holders of the Unoffered Class B CitiCertificates, second by the holders of the Offered Class B CitiCertificates (in reverse numerical order) and then by the holders of the Class M CitiCertificates will be approximately 1.62%, 1.00% and 0.03%, respectively, of the Initial Mortgage Loan Balance. The maximum amount of losses attributable to Special Hazard, fraud or bankruptcy that will be absorbed solely by holders of the Class M and Class B CitiCertificates will be those amounts required by the rating agency (or rating agencies) rating the Offered CitiCertificates as a condition to the issuance of the ratings set forth below under "--Certificate Ratings." If losses due to Special Hazards, fraud or bankruptcy exceed any of such respective amounts prior to the Subordination Depletion Date, the applicable Non-PO Percentage of the principal portion of such losses will be shared pro rata based on their then outstanding Stated Amounts by the Class A CitiCertificates (other than the Class A-22 CitiCertificates) and the Class M

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                                      S-11
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                                CitiCertificates and the Class B Subclasses, and
                                the applicable PO Percentage of the principal portion of such losses will be allocated to the Class A-22 CitiCertificates. If losses due to Special Hazards, fraud and bankruptcy exceed any of such above amounts prior to the Subordination Depletion Date, the interest portion of such losses will be allocated pro rata among the CitiCertificates (other than the Class A-11 and Class A-22 CitiCertificates) based on the respective amounts of interest accrued thereon for such Distribution Date. The applicable
                                Non-PO Percentage of the principal portion of losses due to Special Hazards, fraud or bankruptcy allocated to the Class A CitiCertificates (other than the Class A-22 CitiCertificates) will be allocated pro rata among such Class A Subclasses based on their then outstanding Stated Amounts (or, in the case of the Class A-8, Class A-9, Class A-10 and
                                Class A-15 CitiCertificates, the Initial Stated Amounts, if lower). After the Subordination Depletion Date, the applicable Non-PO Percentage of the principal portion of losses due to Special Hazards, fraud or bankruptcy will be allocated pro rata to the Class A Subclasses (other than the Class A-22 CitiCertificates) based on their then outstanding Stated Amounts (or, in the case of the Class A-8, Class A-9, Class A-10 and Class A-15 CitiCertificates, the Initial Stated Amounts, if lower) and the applicable PO Percentage of the principal portion of such losses will be allocated to the Class A-22 CitiCertificates, and the interest portion of such losses will be shared pro rata by the Class A and Unoffered Class A-IO CitiCertificates, as the case may be, as described above. Under certain circumstances, the limits set forth above may be reduced. Any such losses allocated to the Class A-19 CitiCertificates will be covered by the Insurance Policy. See "DESCRIPTION OF THE
                                OFFERED CitiCertificates--Subordination--
                                Allocation of Losses" in this Prospectus
                                Supplement.

PRIORITY OF DISTRIBUTIONS ... On each Distribution Date, the Pool Distribution
                                Amount will be distributed to pay the following amounts in the following order of priority: (1) payment of the monthly premium for the Insurance Policy, (2) the Class A Interest Amount and the Distributable Unoffered Class A-IO Interest Amount, pro rata, (3) any unpaid Class A Unpaid Interest Shortfall and any Unoffered Class A-IO Unpaid Interest Shortfall, pro rata, (4) the Class A Principal Distribution Amount (other than the portion that represents the Accretion Distribution Amount, if any), (5) any Unpaid PO Loss Amounts (but only to the extent of Available PO Loss Funds), (6) the Class M Interest Amount, (7) any Class M Unpaid Interest Shortfall, (8) the Class M Principal Distribution Amount, (9) the Class B-1 Interest Amount, (10) any Class B-1 Unpaid Interest Shortfall, (11) the Class B-1 Principal Distribution Amount, (12) the Class B-2 Interest Amount, (13) any Class B-2 Unpaid Interest Shortfall, (14) the Class B-2 Principal Distribution Amount and (15) to the Class B Subclasses of the Unoffered Class B CitiCertificates, sequentially in numerical order, such that no Class B Subclass of the Unoffered Class B CitiCertificates with a higher numerical designation receives any distribution in reduction of Stated Amount or in respect of interest before each Class B Subclass with a lower numerical designation receives its required distributions. The amount otherwise distributable in reduction of Stated Amount of the Class B and Class M

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                                      S-12
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                                CitiCertificates will be reduced to the extent
                                necessary to reimburse Unpaid PO Loss Amounts.

DISTRIBUTIONS OF INTEREST ... Each of the Class A Subclasses (other than the
                                Class A-11 and Class A-22 CitiCertificates), the Class M CitiCertificates and the Offered Class B Subclasses will accrue interest on its respective Stated Amount (or notional amount) at the Stated Rate per annum specified on the cover page hereof, net of (i) any Non-Supported Interest Shortfalls, as described below, and
                                (ii) the interest portion of certain losses allocated to such Class A Subclass (other than the Class A-11 and Class A-22 CitiCertificates), the Class M CitiCertificates and the Offered Class B Subclasses as described below and under "DESCRIPTION OF THE OFFERED CITICERTIFICATES-- Distributions of Interest" in this Prospectus Supplement (in the aggregate, for the Class A CitiCertificates, the "Class A Interest Amount", for the Class M CitiCertificates, the "Class
                                M Interest Amount", for the Class B-1
                                CitiCertificates, the "Class B-1 Interest
                                Amount", for the Class B-2 CitiCertificates, the "Class B-2 Interest Amount", and in the aggregate, for the Offered Class B CitiCertificates, the "Offered Class B Interest Amount"). Any Non-Supported Interest Shortfalls and other losses allocated to the Class A-19 CitiCertificates will be covered by either the Reserve Fund or the Insurance Policy as and to the extent described below. See "THE INSURANCE POLICY AND THE INSURER" in this Prospectus Supplement. The Class A-11 and Class A-22 CitiCertificates are principal-only certificates and will not bear interest. Interest on each interest-bearing Offered CitiCertificate will be distributable monthly on each Distribution Date commencing (except with respect to the Class A-8, Class A-9, Class A-10 and Class A-15 CitiCertificates) in September 1998 to holders of record on the applicable Record Date. The Class A-8, Class A-9, Class A-10 and Class A-15 CitiCertificates are Accrual CitiCertificates. Distributions of interest on the Accrual CitiCertificates will commence on their respective "Accretion Termination Dates", determined as follows: (a) for the Class A-8 CitiCertificates, the Accretion Termination Date will be the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Stated Amounts of the Class A-5, Class A-6 and Class A-7 CitiCertificates have been reduced to zero and (ii) the Subordination Depletion Date; (b) for the Class A-9 CitiCertificates, the Accretion Termination Date will be the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Stated Amounts of the Class A-5, Class A-6, Class A-7 and Class A-8 CitiCertificates have been reduced to zero and
                                (ii) the Subordination Depletion Date; (c) for the Class A-10 CitiCertificates, the Accretion Termination Date will be the earlier to occur of
                                (i) the Distribution Date following the
                                Distribution Date on which the Stated Amounts of the Class A-5, Class A-6, Class A-7, Class A-8 and Class A-9 CitiCertificates have been reduced to zero and (ii) the Subordination Depletion Date; and (d) for the Class A-15 CitiCertificates, the Accretion Termination Date will be the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Stated Amounts of the Class A-12, Class A-13 and Class A-14 CitiCertificates have been reduced to zero and (ii) the Subordination Depletion Date. Prior to their respective Accretion

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Termination Dates, interest will accrue on the
                                Class A-8, Class A-9, Class A-10 and Class A-15 CitiCertificates and the amount so accrued and available for distribution on a Distribution Date will be added to the Stated Amount of the Class A-8, Class A-9, Class A-10 or Class A-15 CitiCertificates, as applicable, on such Distribution Date.

                              On each Distribution Date an amount equal to the
                                Unoffered Class A-IO Interest Amount (net of any Non-Supported Interest Shortfall allocated to the Unoffered Class A-IO CitiCertificates and less the pro rata share of the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Unoffered Class A-IO CitiCertificates, and after the Subordination Depletion Date, the pro rata share of the interest portion of any losses or delinquencies allocated to the Unoffered Class A-IO CitiCertificates) (the "Distributable Unoffered Class A-IO Interest Amount") will be distributed to holders of the Unoffered Class A-IO CitiCertificates. The "Unoffered Class A-IO Interest Amount" for any Distribution Date will be equal to the excess of interest accrued on the Premium Mortgage Loans over the sum of (i) the product of the Servicing Fee rate (0.25% per annum) and the aggregate Adjusted Balance of the Premium Mortgage Loans and (ii) the product of the aggregate Adjusted Balance of the Premium Mortgage Loans and 6.75% per annum.

                              Interest will accrue on the Offered
                                CitiCertificates from the first through the last day of the month preceding the month of the then current Distribution Date (each such period, an "Interest Accrual Period") and be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest accrued on the Offered CitiCertificates during any Interest Accrual Period will be calculated on the assumption that reductions in the Stated Amount or notional amount made on the Offered CitiCertificates, accrued interest added to the Stated Amounts of the Class A-8, Class A-9, Class A-10 and Class A-15 CitiCertificates and the losses allocated to such Offered Certificates were made, added or allocated on the day immediately following the last day of the preceding Interest Accrual Period, and not on the following Distribution Date when actually made, added or allocated. See "DESCRIPTION OF THE OFFERED
                                CITICERTIFICATES--Distributions of Interest" in this Prospectus Supplement.

                              The effective yield to holders of the Offered
                                CitiCertificates will be reduced below the yield otherwise produced by the respective Stated Rates thereof because distributions of interest (or, with respect to the Class A-8, Class A-9, Class A-10 and Class A-15 CitiCertificates, amounts added to their Stated Amounts) and distributions in reduction of Stated Amount distributable with respect to an Interest Accrual Period will not be distributed until the 25th day of the month following the end of such Interest Accrual Period and the amount distributable in reduction of Stated Amount on the related Distribution Date will not accrue interest during such delay.

                              The amount of interest to which holders of the
                                Class A-4 and Class A-20 CitiCertificates are entitled is based on a notional amount (the "Class A-4 Notional Amount" and the "Class A-20 Notional Amount," respectively). Neither the Class A-4 Notional Amount nor the Class

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                A-20 Notional Amount entitles the holders of the Class A-4 or Class A-20 CitiCertificates to receive distributions of principal on the basis of such notional amount, which is used solely for the purpose of computing the amount of interest accrued on the Class A-4 and Class A-20 CitiCertificates. The Class A-4 Notional Amount for any Distribution Date will be equal to the sum of (i) approximately 2.2222222222% of the Stated Amount of the Class A-1 CitiCertificates,
                                (ii) approximately 7.4074074074% of the Stated Amount of the Class A-2 CitiCertificates and
                                (iii) approximately 2.9629629629% of the Stated Amount of the Class A-3 CitiCertificates as of such date. The Class A-20 Notional Amount for any Distribution Date will be equal to the Stated Amount of the Class A-19 CitiCertificates as of such date.

                              To the extent that collections of interest from
                                Mortgagors on account of full or partial principal prepayments on Mortgage Loans are less than one full month's interest at the applicable Note Rate ("Prepayment Interest Shortfalls"), such Prepayment Interest Shortfalls will be paid by the Servicer to the extent of the "Compensating Cap," which will be an amount for any Distribution Date equal to the lesser of (a) the amount of the Servicing Fee received with respect to the related Distribution Date and (b) the product of (x) one-twelfth of the Pool Adjusted Balance as of the preceding Distribution Date and (y) 0.125%.

                              The aggregate Prepayment Interest Shortfalls
                                related to the Mortgage Loans with respect to a Distribution Date in excess of the Compensating Cap (the "Non-Supported Interest Shortfall") will be allocated pro rata among the CitiCertificates (other than the Class A-11 and Class A-22 CitiCertificates), based on the respective amounts of interest accrued thereon for such Distribution Date. Only Non-Supported Interest Shortfalls allocated to the Class A-19 CitiCertificates will be covered by the Reserve Fund and the Insurance Policy. The amount of any Non-Supported Interest Shortfall allocated to the Class A-19 CitiCertificates will be paid by the Trustee first from the Reserve Fund and second, to the extent that the amount on deposit in such Reserve Fund is less than the amount of such Non-Supported Interest Shortfall, by a draw on the Insurance Policy.

                              In the unlikely event that on a particular
                                Distribution Date prior to the Subordination
                                Depletion Date, the Pool Distribution Amount is less than the monthly premium for the Insurance Policy and the aggregate amount of interest accrued (net of any Non-Supported Interest Shortfall and the interest portion of certain losses allocable to the Class A Subclasses and the Unoffered Class A-IO CitiCertificates) on the Unoffered Class A-IO CitiCertificates and each Class A Subclass, including any interest to be added to the Stated Amount of any Accrual CitiCertificates (the shortfall allocable to each such Class A Subclass, its respective "Class A Subclass Interest Shortfall Amount"), the aggregate amount of the shortfall allocable to the Class A Subclasses (the "Class A Unpaid Interest Shortfall") and the shortfall allocable to the Unoffered Class A-IO CitiCertificates (the "Unoffered Class A-IO Unpaid Interest Shortfall") will be carried forward and added to the amount distributable to holders of Class A and Unoffered Class A-IO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                CitiCertificates until distribution thereof is made as provided in the second succeeding paragraph. Any Class A Unpaid Interest Shortfall will be allocated among the Class A Subclasses pro rata on the basis of the respective amounts of accrued interest thereon. In such case, an amount, if any, equal to the Accretion Amount would be distributed in reduction of the Stated Amounts of the Accretion Directed CitiCertificates and the Accrual CitiCertificates, notwithstanding that the holders of the Class A CitiCertificates have received less than the full amount of interest accrued during the related Interest Accrual Period. No interest will accrue on the amount of any Class A Unpaid Interest Shortfall or Unoffered Class A-IO Unpaid Interest Shortfall. Any such Class A Subclass Interest Shortfall Amount for the Class A-19 CitiCertificates will be paid, subject to the terms of the Insurance Policy, by the Insurer to the Trustee, for the benefit of the holders of the Class A-19 CitiCertificates, as an Insured Payment.

                              The "Accretion Amount" with respect to any
                                Distribution Date for any Subclass of Accrual CitiCertificates prior to its Accretion Termination Date will be equal to the portion of the Class A Interest Amount on such Distribution Date allocated to such Accrual CitiCertificates, less the Class A Subclass Interest Shortfall Amount allocated to such Accrual CitiCertificates for such Distribution Date.

                              On each Distribution Date, funds in the
                                Certificate Account available for payment of any Class A Unpaid Interest Shortfall or Unoffered Class A-IO Unpaid Interest Shortfall will be allocated among the then outstanding Class A Subclasses and the Unoffered Class A-IO CitiCertificates pro rata in accordance with their respective unpaid Class A Subclass Interest Shortfall Amounts and the Unoffered Class A-IO Unpaid Interest Shortfall immediately prior to such Distribution Date. Funds which become available to pay any Class A Subclass Interest Shortfall Amount previously allocated to any Subclass of Accrual CitiCertificates will not be distributed (prior to the applicable Accretion Termination Date) to such Accrual CitiCertificates, but will instead be distributed in reduction of the Stated Amounts of the Accretion Directed Certificates and the Accrual CitiCertificates as described below under "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Distributions in Reduction of Stated Amount," and the Stated Amounts of the Accrual CitiCertificates will be increased by the amount of such reduction.

                              In the event that on a particular Distribution
                                Date, the Pool Distribution Amount, net of the monthly premium for the Insurance Policy and the amounts distributable on the Class A CitiCertificates and the Unoffered Class A-IO CitiCertificates, is less than the aggregate amount of interest accrued (net of any Non-Supported Interest Shortfall and the interest portion of certain losses allocable to the Class M CitiCertificates) on the Class M CitiCertificates, such shortfall (the "Class M Unpaid Interest Shortfall") will be carried forward and added to the amount distributable to holders of the Class M CitiCertificates until distribution thereof is made as described herein under "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Distributions of Interest" or until the Class M Stated Amount has been reduced

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                to zero. No interest will accrue on the amount of any Class M Unpaid Interest Shortfall.

                              In the event that on a particular Distribution
                                Date, the Pool Distribution Amount, net of the monthly premium for the Insurance Policy and the amounts distributable on the Class A, Unoffered Class A-IO and Class M CitiCertificates, is less than the aggregate amount of interest accrued (net of any Non-Supported Interest Shortfall and the interest portion of certain losses allocable to the Class B-1 CitiCertificates) on the Class B-1 CitiCertificates, such shortfall (the "Class B-1 Unpaid Interest Shortfall") will be carried forward and added to the amount distributable to holders of the Class B-1 CitiCertificates until distribution thereof is made as described herein under "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Distributions of Interest" or until the Class B-1 Stated Amount has been reduced to zero. No interest will accrue on the amount of any Class B-1 Unpaid Interest Shortfall.

                              In the event that on a particular Distribution
                                Date, the Pool Distribution Amount, net of the monthly premium for the Insurance Policy and the amounts distributable on the Class A, Unoffered Class A-IO, Class M and Class B-1 CitiCertificates, is less than the aggregate amount of interest accrued (net of any Non-Supported Interest Shortfall and the interest portion of certain losses allocable to the Class B-2 CitiCertificates) on the Class B-2 CitiCertificates, such shortfall (the "Class B-2 Unpaid Interest Shortfall") will be carried forward and added to the amount distributable to holders of the Class B-2 CitiCertificates until distribution thereof is made as described herein under "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Distributions of Interest" or until the Class B-2 Stated Amount has been reduced to zero. No interest will accrue on the amount of any Class B-2 Unpaid Interest Shortfall.

                              The Class B-1 Unpaid Interest Shortfall and
                                Class B-2 Unpaid Interest Shortfall are also collectively referred to as the "Offered Class B Subcass Unpaid Interest Shortfall."


DISTRIBUTIONS IN REDUCTION
 OF STATED AMOUNT OF THE
 OFFERED  CITICERTIFICATES .. Distributions in reduction of Stated Amount will be made on each Distribution Date to each Class A Subclass (other than the Class A-4 and Class A-20 CitiCertificates), to the Class M CitiCertificates and to each Offered Class B Subclass then entitled to receive such distributions in accordance with the priorities as described herein under "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Distributions in
                                Reduction of Stated Amount." Amounts distributed in reduction of Stated Amount of any Class A Subclass (other than the Class A-19 CitiCertificates) will be allocated pro rata to all CitiCertificates of such Class A Subclass until the aggregate amount of such distributions has reduced the Stated Amount of each such Class A Subclass to zero. Distributions in reduction of Stated Amount of the Retail CitiCertificates will be made as described under the heading "Distributions with Respect to the Retail CitiCertificates" below. Amounts distributed in reduction of Stated Amount of the Class M CitiCertificates will be allocated pro rata to all Class M CitiCertificates until the aggregate amount of such distributions has reduced the Class

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                M Stated Amount to zero. Amounts distributed in reduction of Stated Amount of any Offered Class B Subclass will be allocated pro rata to all CitiCertificates of such Offered Class B Subclass until the aggregate amount of such distributions has reduced the Stated Amount of such Offered Class B Subclass to zero.

                              On each Distribution Date prior to the
                                Subordination Depletion Date, the Class A
                                Principal Distribution Amount will be allocated in the manner described under "DESCRIPTION OF THE OFFERED CitiCertificates--Distributions in Reduction of Stated Amount."

                              Any Unpaid PO Loss Amount outstanding shall be
                                paid in respect of the Class A-22
                                CitiCertificates, but only to the extent of Available PO Loss Funds. "Available PO Loss Funds" for any Distribution Date shall equal the Pool Distribution Amount as reduced by the monthly premium for the Insurance Policy, the Class A Interest Amount, the Distributable Unoffered Class A-IO Interest Amount, any Class A Unpaid Interest Shortfalls, any Unoffered Class A-IO Unpaid Interest Shortfalls, the Class A Principal Distribution Amount, the Class M Interest Amount and the Class B Interest Amount. Any Available PO Loss Funds applied to pay Unpaid PO Loss Amounts will first reduce the amount otherwise distributable in reduction of Stated Amount of the Class B Subclasses in reverse numerical order, and then will reduce the amount otherwise distributable in reduction of the Class M Stated Amount. See "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Distributions in Reduction of Stated Amount" in this Prospectus Supplement.

                              The "PAC Balance Amount" for any Class A
                                Subclass of the PAC Certificates for any Distribution Date will equal the amount, if any, required to reduce the outstanding Stated Amount thereof (prior to giving effect to distributions in reduction thereof to be made on such Distribution Date) to the Stated Amount for such Distribution Date as set forth in the table on pages S-50 and S-51 hereof (each such balance, a "Planned Balance"). See "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Distributions in
                                Reduction of Stated Amount --The PAC
                                Certificates" in this Prospectus Supplement.

                              The "TAC Balance Amount" for the Class A-12,
                                Class A-13 or Class A-14 CitiCertificates and the "Schedule I TAC Balance Amount" and the "Schedule II TAC Balance Amount" for the Class A-5, Class A-6 and Class A-7 CitiCertificates for any Distribution Date will be equal to the amount, if any, required to reduce the outstanding Stated Amounts thereof (prior to giving effect to distributions in reduction thereof to be made on such Distribution Date) to the Stated Amounts for such Distribution Date as set forth in the tables beginning on page S-53 hereof (each such balance, a "Targeted Balance," "Schedule I Targeted Balance" and "Schedule II Targeted Balance," respectively). See "DESCRIPTION OF THE OFFERED CITICERTIFICATES --Distributions in Reduction of Stated Amount--The TAC Certificates" in this Prospectus Supplement.

                              The holders of the Class A-18 and Class A-21
                                CitiCertificates will not be entitled to receive any distributions in reduction of Stated Amount prior to the Distribution Date in September 2003, and prior to the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Distribution Date in September 2007, will receive a disproportionately small portion of principal prepayments and other unscheduled recoveries on the Mortgage Loans, unless the Stated Amounts of all other Class A Subclasses (other than Class A-22 CitiCertificates) have been reduced to zero or the Stated Amounts of the Subordinated CitiCertificates have been reduced to zero. As a result, the weighted average lives will be longer, and could be significantly longer, than would be the case if the Class A-18 and Class A-21 CitiCertificates received their pro rata share of the Class A Percentage and Class A Prepayment Percentage of the Non-PO Percentage of all principal payments received on the Mortgage Loans. See "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Distributions in Reduction of Stated Amount" herein.

                              The amount to be distributed on any Distribution
                                Date in reduction of Stated Amount of the Class M CitiCertificates (the "Class M Principal Distribution Amount") will be the lesser of (i) the Pool Distribution Amount after distribution of the monthly premium for the Insurance Policy and all amounts distributable on such Distribution Date on the Class A and Unoffered Class A-IO CitiCertificates and all interest distributable on the Class M CitiCertificates and (ii) the Class M Optimal Principal Amount.

                              The amount to be distributed on any Distribution
                                Date in reduction of Stated Amount of any Offered Class B Subclass (the "Class B Subclass Principal Distribution Amount") will be the lesser of (i) the Pool Distribution Amount after distribution of the monthly premium for the Insurance Policy and all amounts distributable on such Distribution Date on the Class A, Unoffered Class A-IO and Class M CitiCertificates and all amounts senior in priority to distribution in reduction of Stated Amount of such Offered Class B Subclass as set forth above under "Priority of Distributions" and (ii) the Offered Class B Subclass Optimal Principal Amount for such Offered Class B Subclass. The Class B Subclass Principal Distribution Amount for the Class B-1 CitiCertificates and Class B-2 CitiCertificates are the "Class B-1 Principal Distribution Amount" and the "Class B-2 Principal Distribution Amount," respectively.

                              The "Pool Distribution Amount" for a particular
                                Distribution Date will be equal to the aggregate of all previously undistributed amounts of principal (including any full or partial principal prepayments) and interest in respect of the Mortgage Loans received and posted after the Cut-Off Date and before the related Determination Date (including, with respect to such Distribution Date, amounts advanced by the Servicer or the Trustee (in its individual capacity), advanced from amounts in the Certificate Account or paid by the Servicer with respect to Prepayment Interest Shortfalls), excluding in each case (i) payments due on or before the Cut-Off Date, (ii) full or partial principal prepayments posted during the month of such Distribution Date and any related payments of interest representing all or a portion of interest for such month, (iii) payments representing early receipts of scheduled principal and interest due subsequent to the first day of the month in which such Distribution Date occurs, (iv) the portion of interest received on each Mortgage Loan representing the Servicing Fee, (v)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                the portion of the liquidation proceeds of defaulted Mortgage Loans representing the Servicing Fee and (vi) receipts of overdue amounts with respect to which the Servicer or the Trustee (in its individual capacity) has made advances and certain other amounts reimbursable to the Servicer. See "DESCRIPTION OF CERTIFICATES--Distributions to
                                Certificateholders--General" in the Prospectus.

                              The allocation of a disproportionate amount of
                                prepayments and certain unscheduled recoveries as described above to the Class A CitiCertificates (other than the Class A-18, Class A-21 and Class A-22 CitiCertificates) in reduction of Stated Amount will have the effect of accelerating the amortization of such Class A CitiCertificates while, in the absence of Realized Losses, increasing the respective percentage interest in the Trust evidenced by the Class M and Class B CitiCertificates. Increasing the respective percentage interest of the Class M and Class B CitiCertificates relative to that of the Class A CitiCertificates is intended to preserve the availability of the subordination provided by the Class M and Class B CitiCertificates.

                              Scheduled payments on the Mortgage Loans will be
                                sufficient to make timely distributions of interest on the Offered CitiCertificates and to reduce the Stated Amount of each Class A Subclass, the Class M CitiCertificates and each Offered Class B Subclass to zero not later than its Last Scheduled Distribution Date set forth on the cover page hereof. See "DESCRIPTION OF CERTIFICATES--Distributions to
                                Certificateholders" in the Prospectus.

                              In the event that on any Distribution Date, the
                                Current Class M Subordination Level is less than the Class M Subordination Level on the Closing Date, then the Class B CitiCertificates will not be entitled to any distributions in reduction of Stated Amount on such Distribution Date and all such distributions will instead be allocated in reduction of the Stated Amount of the Class M CitiCertificates. The "Current Class M Subordination Level" is the percentage obtained by dividing the Class B Stated Amount by the Pool Adjusted Balance, each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date). The Class M Subordination Level on the Closing Date is expected to be between 1.15% and 3.15%.

                              In the event that on any Distribution Date, the
                                Current Class M Subordination Level equals or exceeds its original percentage but the Current Class B-1 Subordination Level is less than the Class B-1 Subordination Level on the Closing Date, then the Class B-2, Class B-3, Class B-4 and Class B-5 CitiCertificates will not be entitled to any distributions in reduction of Stated Amount on such Distribution Date and all such distributions will instead be allocated in reduction of the Stated Amounts of the Class M and Class B-1 CitiCertificates. The "Current Class B-1 Subordination Level" is the percentage obtained by dividing the aggregate Stated Amounts of the Class B-2, Class B-3, Class B-4 and Class B-5 CitiCertificates by the Pool Adjusted Balance, each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date). The Class B-1 Subordination Level on the Closing Date is expected to be between 0.75% and 1.75%.

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                                      S-20
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                              In the event that on any Distribution Date, the
                                Current Class M and Class B-1 Subordination
                                Levels equal or exceed their original
                                percentages but the Current Class B-2
                                Subordination Level is less than the Class B-2 Subordination Level on the Closing Date, then the Class B-3, Class B-4 and Class B-5 CitiCertificates will not be entitled to any distributions in reduction of Stated Amount on such Distribution Date and all of such distributions will instead be allocated in reduction of the Stated Amounts of the Class M, Class B-1 and Class B-2 CitiCertificates. The "Current Class B-2 Subordination Level" is the percentage obtained by dividing the aggregate Stated Amounts of the Class B-3, Class B-4 and Class B-5 CitiCertificates by the Pool Adjusted Balance, each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of any losses on such date). The Class B-2 Subordination Level on the Closing Date is expected to be between 0.60% and 1.00%.

                              In addition, in the case of the Class B-3 or Class
                                B-4 CitiCertificates, if on any Distribution
                                Date the percentage obtained by dividing the then-outstanding Stated Amounts of the Class B Subclasses with higher numerical designations by the Pool Adjusted Balance is less than such percentage was upon the Closing Date, then such Subclasses with higher numerical designations will not be entitled to distributions in reduction of Stated Amount on such Distribution Date and all such distributions will instead be allocated to the Class M CitiCertificates and the Class B Subclasses with lower numerical designations.

                              On any Distribution Date on or after the
                                Subordination Depletion Date, funds available for distribution in reduction of Stated Amount of the Class A CitiCertificates will be allocated to the Class A CitiCertificates (other than the Class A-22 CitiCertificates), on the one hand, and in respect of the Class A-22 CitiCertificates, on the other, pro rata on the basis of the amounts of (i) the Class A Non-PO Principal Amount and (ii) the Class A PO Principal Amount, respectively, notwithstanding the priorities described under "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Distributions in Reduction of Stated Amount." Under the circumstances described in this paragraph, the amount allocated to each Class A Subclass will be distributed pro rata among holders of CitiCertificates of such Class A Subclass including the Retail CitiCertificates.

DISTRIBUTIONS WITH RESPECT
 TO THE RETAIL
 CITICERTIFICATES
 A. GENERAL ................. The Class A-19 CitiCertificates will be Retail
                                CitiCertificates.

                              On each Distribution Date on which amounts are
                                available for distributions in reduction of Stated Amount of the Retail CitiCertificates, the aggregate amount allocable to such distributions will be rounded, as necessary, to an amount equal to an integral multiple of $1,000, except as provided below, in accordance with the priorities and limitations set forth herein. Such rounding will be accomplished on the first Distribution Date on which distributions in reduction of Stated Amount of the Retail CitiCertificates are made by withdrawing, from a deposit of $999.99 to be made to a non-interest bearing account on the Closing Date (the "Retail Cash Deposit"), the

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                                      S-21
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                                amount of funds, if any, needed to round the
                                amount otherwise available for such distribution upward to the next higher integral multiple of $1,000. On each succeeding Distribution Date on which distributions in reduction of Stated Amount of the Retail CitiCertificates are to be made, the aggregate amount allocable to the Retail CitiCertificates will be applied first to repay any funds withdrawn from the Retail Cash Deposit on the prior Distribution Date, and then the remainder of such allocable amount, if any, will be similarly rounded upward and distributed in reduction of Stated Amount of the Retail CitiCertificates. This process will continue on succeeding Distribution Dates until the remaining Stated Amount of the Retail CitiCertificates has been reduced to zero. Thus, the aggregate distribution made in reduction of Stated Amount of the Retail CitiCertificates on each Distribution Date (other than on the first Distribution Date on which such distributions are made) may be slightly more or less than would be the case in the absence of such rounding procedures, but such difference will be no more than $999.99 on such Distribution Date. Under no circumstances will the sum of all distributions made in reduction of Stated Amount of the Retail CitiCertificates, through any Distribution Date, be less than the sum that would have resulted in the absence of such rounding procedures.

                              Because the rate of distributions made in
                                reduction of Stated Amount of the Retail
                                CitiCertificates (in the aggregate) is dependent upon the rate of principal payments (including prepayments) on the Mortgage Loans, no assurance can be given as to the Distribution Date on which the Retail CitiCertificates will begin to receive such distributions, the rate at which such distributions will be made thereafter or the date on which the Stated Amount of the Retail CitiCertificates will be reduced to zero. See "DESCRIPTION OF THE OFFERED CITICERTIFICATES--The Retail CitiCertificates" in this Prospectus Supplement.

                              Notwithstanding any provisions herein to the
                                contrary, on and after the Subordination
                                Depletion Date or if the Insurer fails to make an Insured Payment, distributions in reduction of Stated Amount of the Retail CitiCertificates will thereafter be made pro rata among the holders of the Retail CitiCertificates and shall no longer be made in integral multiples of $1,000 or pursuant to requested distributions or mandatory distributions by random lot.

                              The Retail CitiCertificates are subject to
                                payment in full in the event of any early termination at the option of CMSI as described in "DESCRIPTION OF THE OFFERED
                                CITICERTIFICATES--Optional Termination" in this Prospectus Supplement.

                              THE RETAIL CITICERTIFICATES MAY NOT BE A SUITABLE
                                INVESTMENT FOR EVERY INVESTOR. LIKE THE OTHER CLASS A SUBCLASSES, A RETAIL CITICERTIFICATE IS NOT AN APPROPRIATE INVESTMENT FOR ANY INVESTOR WHO REQUIRES A SINGLE LUMP SUM PAYMENT ON A PREDETERMINED DATE OR AN OTHERWISE PREDICTABLE STREAM OF PAYMENTS. THERE IS NO ASSURANCE THAT ANY INVESTOR IN A RETAIL CITICERTIFICATE WILL RECEIVE A DISTRIBUTION IN REDUCTION OF STATED AMOUNT ON ANY PARTICULAR DISTRIBUTION DATE. IN ADDITION, ALTHOUGH THE SENIOR UNDERWRITER MAY FROM TIME TO TIME BUY AND SELL RETAIL CITICERTIFICATES, IT HAS NO OBLIGATION TO DO SO. THERE IS NO ASSURANCE THAT A SECONDARY MARKET FOR THE RETAIL

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                                      S-22
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                                CITICERTIFICATES WILL DEVELOP, THAT ANY SUCH
                                MARKET WILL CONTINUE OR THAT THE PRICE AT WHICH AN INVESTOR MAY BE ABLE TO SELL A RETAIL CITICERTIFICATE WILL BE EQUAL TO OR GREATER THAN THE INITIAL PURCHASE PRICE OF SUCH CITICERTIFICATE.

B. REQUESTED DISTRIBUTIONS
 IN REDUCTION OF STATED
 AMOUNT OF THE RETAIL
 CITICERTIFICATES ........... Subject to certain priorities and limitations described under "DESCRIPTION OF THE OFFERED
                                CitiCertificates--Distributions in Reduction of Stated Amount of the Retail CitiCertificates" in this Prospectus Supplement, Beneficial Owners of the Retail CitiCertificates have the right to request that distributions in reduction of Stated Amount of their Retail CitiCertificates be made on each Distribution Date on which distributions in reduction of Stated Amount are to be made with respect to the Retail CitiCertificates. There can be no assurance that funds will be available to make distributions with respect to Retail CitiCertificates on any particular Distribution Date or, even if funds are available to make such distributions, that such distributions will be made with respect to the Retail CitiCertificates held by any particular Beneficial Owner. In addition, because the amount, if any, available to make such distributions on any Distribution Date will be limited, there is no assurance that a Beneficial Owner who has submitted a request for a distribution will have such a distribution made with respect to such Retail CitiCertificate within a reasonable period of time after such request is submitted.

C. MANDATORY DISTRIBUTIONS
 IN REDUCTION OF STATED
 AMOUNT OF THE RETAIL
 CITICERTIFICATES ........... To the extent that the portion of the Class A
                                Principal Distribution Amount allocated to the Retail CitiCertificates on a Distribution Date plus any Insured Payment applied in reduction of the Stated Amount of the Retail CitiCertificates exceeds the Stated Amount of Retail CitiCertificates for which requests for distributions have been timely received, additional Retail CitiCertificates will be selected for mandatory distributions. On each Distribution Date, the Retail CitiCertificates to receive mandatory distributions in reduction of Stated Amount will be determined in accordance with the then applicable established random lot procedures of DTC and the other established procedures of the Participants or Indirect Participants representing the Beneficial Owners of the Retail CitiCertificates. Accordingly, a Participant or Indirect Participant may determine to make a distribution in reduction of Stated Amount of the Retail CitiCertificates held in the account of some Beneficial Owners (which could include such Participant or Indirect Participant) without making similar distributions with respect to Retail CitiCertificates held in the account of other Beneficial Owners. See "DESCRIPTION OF THE OFFERED CITICERTIFICATES-- Distributions in Reduction of Stated Amount of the Retail CitiCertificates" in this Prospectus Supplement.

LAST SCHEDULED
  DISTRIBUTION DATE ......... The Last Scheduled Distribution Date for the
                                Offered CitiCertificates coincides with the date on which the last distribution in respect of the Mortgage Loans is scheduled to be made. See "DESCRIPTION OF THE OFFERED CITICERTIFICATES-- Weighted Average Lives of the Offered CitiCertificates" in this Prospectus Supplement. Since the rate of

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                                      S-23
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                                payment (including prepayments) of principal on
                                the Mortgage Loans can be expected to exceed the scheduled rate of payments, and could exceed the scheduled rate by a substantial amount, the actual final Distribution Date for the Offered CitiCertificates may be earlier, and could be substantially earlier, than the Last Scheduled Distribution Date.

                              The Offered CitiCertificates are subject to
                                early termination by CMSI as described under "DESCRIPTION OF THE OFFERED
                                CITICERTIFICATES--Optional Termination" in this Prospectus Supplement.

PREPAYMENT AND YIELD
 CONSIDERATIONS ............. The yield to maturity and weighted average lives of the Offered CitiCertificates will be
                                sensitive in varying degrees to, among other things, the rate of prepayment of the Mortgage Loans, the allocation of such prepayments to the CitiCertificates, and the timing and extent of losses, if any, allocated to the CitiCertificates. No representation is made as to whether the Mortgage Loans will prepay at any particular rate. See "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Weighted Average Lives of the Offered CitiCertificates" and "--Prepayment and Yield Considerations" in this Prospectus Supplement.

                              The yield to maturity on the Offered Class B
                                CitiCertificates will be more sensitive to losses due to liquidations of the Mortgage Loans (and the timing thereof) than the Class A, Unoffered Class A-IO and Class M CitiCertificates, in the event that the Stated Amount of the Unoffered Class B CitiCertificates has been reduced to zero. The yield to maturity on the Class M CitiCertificates will be more sensitive to losses due to liquidations of the Mortgage Loans (and the timing thereof) than the Class A and Unoffered Class A-IO CitiCertificates in the event that the Stated Amount of the Class B CitiCertificates has been reduced to zero. See "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Prepayment and Yield
                                Considerations" and "--Yield Considerations With Respect to the Offered Class B CitiCertificates" in this Prospectus Supplement.

                              The yield on the Class A-11 CitiCertificates,
                                which are expected to be offered at a
                                substantial discount and which are not entitled to distributions in respect of interest, will be extremely sensitive to both the timing of receipt of prepayments and the overall rate of prepayment on the Mortgage Loans. A low rate of principal payments (including prepayments) on the Mortgage Loans will have a negative effect and a high rate of principal payments (including prepayments) on the Mortgage Loans will have a positive effect on the yield to investors in the Class A-11 CitiCertificates. See "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Prepayment and Yield Considerations--Sensitivity of the Class A-11 CitiCertificates" in this Prospectus Supplement.

                              The yield on the Class A-22 CitiCertificates,
                                which are expected to be offered at a
                                substantial discount and which are not entitled to distributions in respect of interest, will be extremely sensitive to both the timing of receipt of prepayments and the overall rate of prepayment on the Discount Mortgage Loans. A low rate of principal payments (including prepayments) on the Discount Mortgage Loans will have a negative effect and a high rate of principal payments (including prepayments) on the Discount Mortgage Loans will have a positive


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                                      S-24
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                                effect on the yield to investors in the Class
                                A-22 CitiCertificates. Because payments on the Class A-22 CitiCertificates are directly related to the rate of principal payment on the Discount Mortgage Loans, the rate of principal payment on the Class A-22 CitiCertificates will be different and most likely will be slower than that of other Class A CitiCertificates. See "DESCRIPTION OF THE OFFERED
                                CitiCertificates--Prepayment and Yield
                                Considerations--Sensitivity of the Class A-22 CitiCertificates" in this Prospectus Supplement.

                              The holders of the Class A-18 and Class A-21
                                CitiCertificates will not be entitled to receive any distributions in reduction of Stated Amount prior to the Distribution Date in September 2003, and prior to the Distribution Date in September 2007 will receive a disproportionately small portion of principal prepayments and other unscheduled recoveries on the Mortgage Loans unless the Stated Amounts of all other Class A Subclasses (other than the Class A-22 CitiCertificates) have been reduced to zero or the Stated Amounts of the Subordinated CitiCertificates have been reduced to zero. As a result, the weighted average lives will be longer, and could be significantly longer, than would be the case if the Class A-18 and Class A-21 CitiCertificates received their pro rata share of the Class A Percentage and Class A Prepayment Percentage of the Non-PO Percentage of all principal payments received on the Mortgage Loans.

                              AN INVESTOR THAT PURCHASES ANY OFFERED
                                CITICERTIFICATE AT A DISCOUNT SHOULD CAREFULLY CONSIDER THE RISK THAT A SLOWER THAN ANTICIPATED RATE OF PRINCIPAL PAYMENTS ON THE MORTGAGE LOANS WILL RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN SUCH INVESTOR'S EXPECTED YIELD. AN INVESTOR THAT PURCHASES ANY OFFERED CITICERTIFICATE AT A PREMIUM AND ANY CLASS A-4 OR CLASS A-20 CITICERTIFICATES, WHICH HAVE NO STATED AMOUNT, SHOULD CONSIDER THE RISK THAT A FASTER THAN ANTICIPATED RATE OF PRINCIPAL PAYMENTS ON THE MORTGAGE LOANS WILL RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN SUCH INVESTOR'S EXPECTED YIELD.

                              AS A RESULT OF THE PAYMENT PRIORITIES DESCRIBED
                                HEREIN, CERTAIN CLASS A SUBCLASSES WILL BE
                                HIGHLY SENSITIVE TO THE RATE OF PREPAYMENTS ON THE MORTGAGE LOANS. SEE "DESCRIPTION OF THE OFFERED CITICERTIFICATES--WEIGHTED AVERAGE LIVES OF THE OFFERED CITICERTIFICATES" IN THIS PROSPECTUS SUPPLEMENT.

THE MORTGAGE LOANS
 A. GENERAL ................. The Mortgage Loans will have mortgage rates ranging from 6.375% to 8.500% per annum. The initial weighted average mortgage rate of the Mortgage Loans is expected to be at least 7.168% but no more than 7.568% per annum. The weighted average remaining term to stated maturity of the Mortgage Loans will be at least 354 months but no more than 360 months.

                              The Mortgage Loans will consist of 20- to
                                30-year fixed rate conventional mortgage loans originated or acquired by CMI and will include loans secured by shares issued by cooperative housing corporations. Mortgage Loans acquired by CMI include Mortgage Loans originated or acquired by CFSB or originated by Citibank. See "DESCRIPTION OF THE POOL AND THE MORTGAGED PROPERTIES" in this Prospectus

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                                      S-25
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                                Supplement and "THE Pools--Mortgage Loans" in
                                the Prospectus for additional information concerning the Mortgage Loans.

B. CERTIFICATE ACCOUNT ...... All payments received in respect of the
                                Mortgage Loans, beginning with the September
                                1998 distribution, will be remitted directly to a certificate account or accounts (the "Certificate Account") to be established with the Trustee on the Closing Date. Such payments will be available for distribution in reduction of Stated Amount of and accrued interest on the CitiCertificates for the Distribution Date on which such funds are remitted to the Certificate Account.

ALLOCATION OF LOSSES ........ Shortfalls in receipts of interest on the Mortgage
                                Loans and receipts of principal with respect to the Mortgage Loans in an amount less than the decrease in the Pool Adjusted Balance from the prior Distribution Date with respect to a Distribution Date may arise due to losses incurred on Liquidated Loans and to delinquencies not advanced by the Servicer or the Trustee (in its individual capacity).

                              Realized Losses (other than Excess Special Hazard
                                Losses, Excess Fraud Losses or Excess Bankruptcy Losses) will not be allocated to holders of the Class A CitiCertificates (other than the Class A-22 CitiCertificates) until the Subordination Depletion Date. Prior to such time, the applicable Non-PO Percentage of such Realized Losses will be allocated first to the Class B Subclasses in reverse numerical order until the Stated Amount of each such Class B Subclass has been reduced to zero, and then to the Class M CitiCertificates until the Class M Stated Amount has been reduced to zero. After the Subordination Depletion Date, the principal portion of such Realized Losses allocated to the Class A-19 CitiCertificates will be covered by the Insurance Policy as and to the extent described therein. See "THE INSURANCE POLICY AND THE INSURER" in this Prospectus Supplement. The principal portion of such Realized Losses allocated to the Class A-16 CitiCertificates will be borne solely by the Class A-18 CitiCertificates for so long as the Class A-18 CitiCertificates are outstanding. The applicable PO Percentage of such Realized Losses will be allocated to the Class A-22 CitiCertificates as a PO Loss Amount until the Stated Amount thereof has been reduced to zero, but such loss allocation will give rise to the right to receive, in respect of the Class A-22 CitiCertificates, reimbursement of losses so allocated first out of certain funds otherwise distributable on the Class B CitiCertificates, and then out of funds otherwise distributable on the Class M CitiCertificates. As a result, any such PO Loss Amounts will ultimately be borne by the Class B Subclasses, in reverse numerical order, and then by the Class M CitiCertificates, in each case for so long as they are outstanding.

                              The applicable Non-PO Percentage of the
                                principal portion of any Excess Special Hazard Loss, Excess Fraud Loss or Excess Bankruptcy Loss will be allocated among the Class A Subclasses (other than the Class A-22 CitiCertificates), the Class M CitiCertificates and the Class B Subclasses. Any such allocation will be accomplished by reducing the outstanding Stated Amount of each such Class A Subclass, the Class M CitiCertificates and each Class B Subclass by the appropriate share of any such principal losses. Any such losses allocated to the Class A-19 CitiCertificates will be covered by the Insurance Policy as and to the extent described herein. See "THE INSURANCE POLICY AND THE

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                                      S-26
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                                INSURER" in this Prospectus Supplement. The
                                applicable PO Percentage of such principal losses will be allocated to the Class A-22 CitiCertificates. See "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Subordination--
                                Allocation of Losses."

                              The principal portion of Realized Losses,
                                together with any other losses, allocated to the Class A-19 CitiCertificates, including any losses related to any Excess Special Hazard Losses, any Excess Fraud Losses or any Excess Bankruptcy Losses, which would result in a reduction of the Stated Amount of the Class A-19 CitiCertificates but for an Insured Payment are herein referred to as "Class A-19 Insured Principal Losses." Extraordinary Losses allocated to the Class A-19 CitiCertificates will not be covered by the Insurance Policy.

                              Prior to the Subordination Depletion Date, so
                                long as the Insurer has made an Insured Payment with regard to any Class A-19 Insured Principal Loss in respect of the Stated Amount of the Class A-19 CitiCertificates, a reduction in Stated Amount of the Class A-19 CitiCertificates will be made in accordance with the priorities stated under "Distributions with Respect to the Retail CitiCertificates" above. If the Insurer fails to make an Insured Payment then such losses will be allocated among the Class A Subclasses pro rata based on, with respect to each Class A Subclass, the then current Stated Amount of such Class A Subclass. See "DESCRIPTION OF THE OFFERED CITICERTIFICATES-- Subordination --Allocation of Losses" in this Prospectus Supplement.

                              On each Distribution Date occurring on and after
                                the Subordination Depletion Date, holders of Class A CitiCertificates (other than Class A-22 CitiCertificates) will generally receive their respective pro rata share of the Non-PO Percentage of net Liquidation Proceeds realized on Liquidated Loans and holders of the Class A-22 CitiCertificates will generally receive the PO Percentage of net Liquidation Proceeds realized on Liquidated Loans (in each case, after reimbursement to the Servicer and the Trustee of any previously unreimbursed advances made in respect of such loans).

ADVANCES .................... The Servicer intends to make advances in respect of delinquencies on the Mortgage Loans in an amount equal to the delinquent payments to the extent the Servicer determines that such advances will be recoverable from future payments and collections on the Mortgage Loans. The Servicer will contract with the Trustee (in its individual capacity and not as Trustee) for the limited purpose of providing for advances by the Trustee (in such individual capacity) in respect of delinquencies to the extent that the Servicer fails to make such advances. The Trustee (in such individual capacity) will make such advances to the extent it determines that such advances will be recoverable from future payments and collections on the related Mortgage Loans. Recoveries in respect of amounts advanced will be applied to reimbursement of the advances. On each Distribution Date, the Servicer and the Trustee will be entitled to withdraw funds from the Certificate Account (a) in reimbursement of all unreimbursed advances deemed by the Servicer or the Trustee, as the case may be, to be nonrecoverable and (b) in reimbursement of all other unreimbursed advances made by them, but only (in the case of clause
                                (b)) from funds not distributable to holders of CitiCertificates on such Distribution Date.

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                                      S-27
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OPTIONAL TERMINATION ........ Holders of CitiCertificates may receive final distributions in connection with a termination of the Trust made at the option of CMSI on any Distribution Date after which the Pool Adjusted Balance is less than 5% of the Initial Mortgage Loan Balance. The price paid by CMSI for the Trust property will generally equal the sum of
                                (i) 100% of the unpaid principal balance of the Mortgage Loans, together with accrued interest thereon at the NNRs on the respective Mortgage Loans, and (ii) the current appraised value of acquired property. Holders of the CitiCertificates, to the extent of funds available, will receive the unpaid Stated Amount of their CitiCertificates plus accrued and unpaid interest thereon. See "DESCRIPTION OF THE OFFERED CitiCertificates--Optional Termination" in this Prospectus Supplement.

RECORD DATE ................. The Record Date for each Distribution Date will be the close of business on the last day of the month preceding the month of the applicable Distribution Date.

CERTAIN FEDERAL INCOME TAX
 CONSEQUENCES ............... For federal income tax purposes, the Trust will be treated as two segregated asset pools. Elections will be made to treat each segregated pool as a separate REMIC for purposes of Sections 860A through 860G of the Code. The Lower-Tier REMIC will issue the Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-21, Class A-22, and Class M CitiCertificates, each Class B Subclass and the Unoffered Class A-IO CitiCertificates, each of which will be designated as a regular interest in the Lower-Tier REMIC, and the Upper-Tier REMIC will issue the Class A-1, Class A-2, Class A-3, Class A-4, Class A-19 and Class A-20 CitiCertificates, each of which will be designated as a regular interest in the Upper-Tier REMIC. The Pooling Agreement will require that the Servicer on behalf of the Trust maintain separate books and records for the Lower-Tier and Upper-Tier REMICs for federal income tax purposes and that the Trustee act consistently therewith. The Offered CitiCertificates generally will be treated as newly originated debt instruments for federal income tax purposes. Beneficial Owners (or holders, in the case of the Class A-18 CitiCertificates, the Class A-22 CitiCertificates, the Class M CitiCertificates and the Offered Class B CitiCertificates) of the Offered CitiCertificates will be required to report interest income on such Offered CitiCertificates in accordance with the accrual method of accounting. The Class A-11 and Class A-22 CitiCertificates will be issued with original issue discount in an amount equal to the excess of their Initial Stated Amounts over their respective issue prices. The Class A-8, Class A-9, Class A-10 and Class A-15 CitiCertificates will be issued with original issue discount in an amount equal to the excess of the Initial Stated Amounts thereof and all interest distributions (whether current or accrued) expected to be received thereon over their respective issue prices (including accrued interest). It is anticipated that the Class A-1, Class A-2, Class A-3, Class A-5, Class A-6, Class A-7, Class A-12, Class A-13, Class A-16, Class A-18, Class A-19, Class A-21, Class M and Class B-1 CitiCertificates will be issued at a premium and that the Class A-14, Class A-17 and Class B-2 CitiCertificates will be issued with de minimis original issue discount for federal income tax purposes. It is further anticipated that the Class

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                                      S-28

--------------------------------------------------------------------------------

                                A-4 and Class A-20 CitiCertificates will be treated as issued with original issue discount for federal income tax purposes in an amount equal to the excess of all distributions of interest expected to be received thereon over their respective issue prices (including accrued interest). In the alternative, it is possible that rules similar to the contingent interest rules of the OID Regulations could be adopted with respect to prepayable securities such as the Class A-4 and Class A-20 CitiCertificates. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES --Taxation of CitiCertificates--Variable Rate CitiCertificates" in the Prospectus.

                              The Prepayment Assumption on the Mortgage Loans,
                                as described in the Prospectus, that is to be used, among other things, in determining the rate of accrual of original issue discount is 275% of the Prepayment Model's (as defined herein) assumed prepayment rates. See "DESCRIPTION OF THE OFFERED CITICERTIFICATES-- Weighted Average Lives of the Offered CitiCertificates" in this Prospectus Supplement. No representation is made as to the rate at which the Mortgage Loans will prepay.

                              The Offered CitiCertificates will be treated as
                                "loans . . . secured by an interest in real property which is . . . residential real property" and "regular interests in a REMIC" for domestic building and loan associations and as "real estate assets" for real estate investment trusts, to the extent described in the Prospectus, as "qualified mortgages" for another REMIC, and as "permitted assets" for a financial asset securitization investment trust. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES" in the Prospectus.

CERTAIN ERISA
 CONSIDERATIONS ............. A fiduciary that is investing or that could be deemed to be investing the assets of any employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (an "ERISA Plan") or a governmental plan as defined in Section 3(32) of ERISA, subject to any federal, state or local law ( "Similar Law"), which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, with an ERISA Plan, a "Plan"), should carefully review with its own legal advisors whether the purchase or holding of the Offered CitiCertificates could give rise to a transaction prohibited or otherwise impermissible under ERISA, the Code or Similar Law, and should carefully review the discussion in this Prospectus Supplement and the Prospectus under the caption "CERTAIN ERISA CONSIDERATIONS."

                              On February 22, 1991, the Department of Labor
                                issued to the Senior Underwriter Prohibited
                                Transaction Exemption PTE 91-14 (the
                                "Exemption"), which Exemption generally was intended to apply to the purchase and holding by ERISA Plans of securities such as the Class A CitiCertificates, which represent beneficial interests in pass-through trusts that meet the requirements of the Exemption. The Exemption should apply to the acquisition, holding and resale of the Class A CitiCertificates by an ERISA Plan, provided that specified conditions (certain of which are described herein, including the condition that the ERISA Plan be an "accredited investor" (as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Commission (the "Commission") under the
                                Securities Act of 1933)) are met. See "CERTAIN ERISA Considerations" in this Prospectus Supplement.

                              Neither the Exemption nor PTE 83-1 applies to
                                the purchase or holding of securities such as the Class A-18 CitiCertificates which are subordinated to the Class A-16 CitiCertificates, or the Class M CitiCertificates and the Offered Class B CitiCertificates which are subordinated to the Class A and Unoffered Class A-IO CitiCertificates. Accordingly, the Class A-18, Class M and Offered Class B CitiCertificates may not be transferred unless the transferee has delivered (i) a representation letter to the Trustee and the Issuer stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described herein, that the source of funds used to purchase the Class A-18, the Class M or Offered Class B CitiCertificates, as the case may be, is an "insurance company general account" or (ii) an opinion of counsel and other documentation as provided herein. See "RISK FACTORS FOR PURCHASERS OF CLASS A-18 CITICERTIFICATES, CLASS M CITICERTIFICATES AND OFFERED CLASS B CITICERTIFICATES-- Restrictions on Transfer" and "CERTAIN ERISA CONSIDERATIONS" in this Prospectus Supplement.

TRUSTEE ..................... The Bank of New York.

CERTIFICATE RATINGS ......... It is a condition of issuance of the Offered
                                CitiCertificates that the Class A
                                CitiCertificates (other than the Class A-4,
                                Class A-11, Class A-20 and Class A-22
                                CitiCertificates) shall be rated "AAA" by Standard & Poor's Ratings Group ("S&P") and Fitch IBCA, Inc. ("Fitch"); the Class A-4,
                                Class A-11, Class A-20 and Class A-22
                                CitiCertificates shall be rated "AAAr" by S&P and "AAA" by Fitch; the Class M CitiCertificates shall be rated at least "AA" by Fitch; the Class B-1 CitiCertificates shall be rated at least "A" by Fitch; and the Class B-2 CitiCertificates shall be rated at least "BBB" by Fitch. Ratings of the Offered CitiCertificates other than those indicated above have not been requested. However, there can be no assurance as to whether another rating agency will rate the Offered CitiCertificates, and, if so, what ratings would be so assigned to the Offered CitiCertificates. The ratings so assigned may be lower than those indicated above.

                              The ratings of the Offered CitiCertificates
                                should be evaluated independently from similar ratings on other types of securities. The ratings do not address the possibility that as a result of prepayments holders of Offered CitiCertificates may receive a lower than anticipated yield. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. The "r" symbol in certain S&P ratings is attached to highlight certificates that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. The absence of an "r" symbol should not be taken as an indication that a certificate will exhibit no volatility or variability in total return.

--------------------------------------------------------------------------------

                             DESCRIPTION OF THE POOL
                          AND THE MORTGAGED PROPERTIES

     The Pool to be evidenced by the CitiCertificates will include Mortgage Loans evidenced by mortgage notes with an aggregate Adjusted Balance as of the Cut-Off Date of approximately $501,246,851. This amount is subject to a permitted upward or downward variance of up to 5.0%. None of the Mortgage Loans will be CitiMae Mortgage Loans.

     The "Adjusted Balance" of any Mortgage Loan as of the first day of any month is the scheduled principal balance thereof as of the close of business on such day (whether or not any scheduled payments have been received and before any adjustment to the related amortization schedule by reason of bankruptcy (other than a Deficient Valuation)), less any Principal Prepayments thereon or in respect thereof received or posted prior to the close of business on the business day preceding such first day (or, in the case of the Cut-Off Date, any Principal Prepayments thereon or in respect thereof received or posted prior to the close of business on the Cut-Off Date).

     A detailed description (the "Detailed Description") of the Mortgage Loans will be available at the time of issuance of the CitiCertificates. The Detailed Description will specify the Initial Mortgage Loan Balance as of the Cut-Off Date and will also set forth tables reflecting the following information regarding the Mortgage Loans: years of origination, types of dwellings on the underlying properties, sizes of Mortgage Loans, loan-to-value ratios, mortgage rates and geographical distribution by state of the Mortgage Loans. The Detailed Description will also specify the Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount as of the Cut-Off Date, the aggregate Initial Stated Amounts of the Class A CitiCertificates, the Class M CitiCertificates, the Offered Class B CitiCertificates, the Unoffered Class B CitiCertificates, and the Subordinated CitiCertificate Percentage and the Class M, Class B-1, Class B-2, Class B-3 and Class B-4 Subordination Percentages as of the Cut-Off Date. The information contained in the Detailed Description will be set forth in a report on Form 8-K which will be filed with the Commission within 15 days of the issuance of the CitiCertificates.

     The following paragraphs set forth detailed information as of the Cut-Off Date with respect to the Mortgage Loans expected to be in the Pool. To the extent that the Mortgage Loans differ from the descriptions contained herein, immaterial variances in such information may result.

     The weighted average Note Rate of the Mortgage Loans as of the Cut-Off Date will be at least 7.168% but no more than 7.568% per annum. The Mortgage Loans will have Note Rates of at least 6.375% but no more than 8.500% per annum. The weighted average remaining term to stated maturity of the Mortgage Loans as of the Cut-Off Date will be at least 354 months but no longer than 360 months. All Mortgage Loans have original maturities of 20 to 30 years. None of the Mortgage Loans will have been originated prior to June 1, 1989 or after August 1, 1998. None of the Mortgage Loans will have a scheduled maturity later than August 1, 2028.

     The Mortgage Loans will have the following additional characteristics as of the Cut-Off Date (expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Initial Mortgage Loan Balance):

     At least 99% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 65% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "LOAN UNDERWRITING POLICIES AND LOSS AND DELINQUENCY CONSIDERATIONS" in the Prospectus.

     At least 5% of the Mortgage Loans will be Mortgage Loans each having an Adjusted Balance of less than $250,000.

     At least 80% of the Mortgage Loans will be Mortgage Loans each having an Adjusted Balance of less than $500,000.

     No more than 20% of the Mortgage Loans will be Mortgage Loans each having an Adjusted Balance of at least $500,000 but less than $1,000,000.

     No more than 10% of the Mortgage Loans will have had loan-to-value ratios at origination in excess of 80%; no more than 5% of the Mortgage Loans will have had loan-to-value ratios at origination in excess of 90% and none of the Mortgage Loans will have had loan-to-value ratios at origination in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of the Cut-Off Date will be no more than 75%. For more information on Mortgage Loans having loan-to-value ratios at origination in excess of 80%, see "APPENDIX A: THE MORTGAGE LOANS AND CITIMORTGAGECERTIFICATES--The Mortgage Loans--General" in the Prospectus.

     At least 95% of the Mortgage Loans will be secured by one-family dwellings.

     No more than 10% of the Mortgage Loans will be secured by condominiums, townhouses, rowhouses and shares issued by cooperative housing corporations.

     No more than 5% of the Mortgage Loans will be secured by Mortgaged Properties located in any one zip code.

     No more than 60% of the Mortgage Loans will be secured by Mortgaged Properties located in California. No more than 10% of the Mortgage Loans will be secured by Mortgaged Properties located in any other state.

     At least 95% of the Mortgage Loans will be determined by the Issuer to be secured by a Mortgage on the primary residence of the borrower. No more than 5% of the Mortgage Loans will be secured by investment properties. See "APPENDIX A:
THE MORTGAGE LOANS AND CITIMORTGAGECERTIFICATES--The Mortgage Loans--General" in the Prospectus.

     All Mortgage Loans having NNRs of less than 6.75% will be Discount Mortgage Loans and all Mortgage Loans having NNRs of 6.75% or greater will be Premium Mortgage Loans. The aggregate Adjusted Balance outstanding, as of the Cut-off Date, of the Discount Mortgage Loans and the Premium Mortgage Loans will be approximately $29,353,623 and $471,893,228, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, will be approximately 6.820% and 7.402%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, will be approximately 357 months each.

                                  RISK FACTORS
     FOR PURCHASERS OF CLASS A-18 CITICERTIFICATES, CLASS M CITICERTIFICATES
                      AND OFFERED CLASS B CITICERTIFICATES

     Investors should consider, among other things, the factors discussed below in connection with any purchase of Class A-18 CitiCertificates, Class M CitiCertificates and Offered Class B CitiCertificates.

SUBORDINATION IN RIGHT OF PAYMENT

     The Class M CitiCertificates are subordinated in right of payments to the Class A and Unoffered Class A-IO CitiCertificates as described herein and the Offered Class B CitiCertificates are subordinated in right of payments to the Class A, Unoffered Class A-IO and Class M CitiCertificates as described herein. Further, the Offered Class B Subclasses are subordinated in right of payment to any Offered Class B Subclass with a lower numerical designation. Holders of the Class A and Unoffered Class A-IO CitiCertificates will have a preferential right to receive out of the Pool Distribution Amount, net of the monthly insurance premium, for a Distribution Date, prior to any distribution being made on such date in respect of the Class M and Class B CitiCertificates, all distributions due on the Class A and Unoffered Class A-IO CitiCertificates. In addition, Realized Losses on the Mortgage Loans will be applied first to the Unoffered Class B CitiCertificates, second to the Class B-2 CitiCertificates, third to the Class B-1 CitiCertificates and fourth to the Class M CitiCertificates before being applied to the Class A CitiCertificates to the extent described below. See "DESCRIPTION OF THE OFFERED CITICERTIFICATES" in this Prospectus Supplement.

DELINQUENCIES AND ADVANCES

     The Servicer may, but is not obligated to, make advances in respect of delinquent scheduled payments of principal of or interest on the Mortgage Loans. The Servicer intends to make advances to the extent the Servicer determines the amounts of such advances will be recoverable from future payments and collections on the related Mortgage Loans. The Servicer will contract with the Trustee (in its individual capacity and not as Trustee) for the limited purpose of providing for advances by the Trustee (in such individual capacity) in respect of delinquencies to the extent that the Servicer fails to make any such advance. The Trustee (in such individual capacity) will make such advances to the extent it determines that such advances will be recoverable from future payments and collections on the related Mortgage Loans. To the extent that the Servicer and the Trustee (in such individual capacity) do not make such advances, the only source of cash for distributions to holders of CitiCertificates will be the Pool Distribution Amount.

ALLOCATION OF LOAN LOSSES

     Liquidated Loans: The applicable Non-PO Percentage of Realized Losses on the Mortgage Loans as a result of losses realized on Liquidated Loans will be allocated first to the Class B Subclasses in reverse numerical order up to the Stated Amount of each such Class B Subclass and accrued interest thereon, and then to the Class M CitiCertificates up to the Stated Amount thereof and accrued interest thereon. The applicable PO Percentage of Realized Losses will ultimately be allocated to the Class B Subclasses and the Class M CitiCertificates, in the manner described in the preceding sentence, by virtue of the right of the holders of Class A-22 CitiCertificates to receive reimbursement of PO Loss Amounts out of amounts otherwise distributable in reduction of Stated Amount of the Class B and Class M CitiCertificates. The Class A CitiCertificates (other than the Class A-22 CitiCertificates) will be entitled to receive the Class A Prepayment Percentage of the applicable Non-PO Percentage of the principal portion of net liquidation proceeds and the Class A-22 CitiCertificates will be entitled to receive the applicable PO Percentage of the principal portion of net liquidation proceeds. After the Subordination Depletion Date, the applicable Non-PO Percentage of Realized Losses will be allocated among the Class A CitiCertificates (other than the Class A-22 CitiCertificates). Such Realized Losses allocated to the Class A-19 CitiCertificates will be covered by the Insurance Policy. The principal portion of such Realized Losses allocated to the Class A-16 CitiCertificates will be borne solely by the Class A-18 CitiCertificates for so long as the Class A-18 CitiCertificates are outstanding.

     Special Hazard Losses: Until the Special Hazard Termination Date, the applicable Non-PO Percentage of all Special Hazard Losses will reduce the Stated Amount of and accrued interest on the Class M and Class B CitiCertificates in the order of priority set forth in the preceding paragraph. The PO Percentage of such losses will ultimately be allocated to the Class B Subclasses in reverse numerical order and then the Class M CitiCertificates, as described in the third succeeding paragraph. The Class A CitiCertificates (other than the Class A-22 CitiCertificates) will be entitled to receive, in respect of each Mortgage Loan that becomes a Special Hazard Mortgage Loan in the preceding month, an amount equal to the Class A Prepayment Percentage of the applicable Non-PO Percentage of the principal portion of the related net liquidation proceeds, and the Class A-22 CitiCertificates will be entitled to receive an amount equal to the applicable PO Percentage of the principal portion of such net liquidation proceeds. After the Special Hazard Termination Date, the applicable Non-PO Percentage of the principal portion of Excess Special Hazard Losses will be allocated among the Class A Subclasses (other than the Class A-22 CitiCertificates) and the Class M and Class B CitiCertificates as described herein under "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Subordination--Allocation of Losses" and the PO Percentage of the principal portion of Excess Special Hazard Losses will be allocated to the Class A-22 CitiCertificates. Excess Special Hazard Losses allocated to the Class A-19 CitiCertificates will be covered by the Insurance Policy. Excess Special Hazard Losses allocated to the Class A-16 CitiCertificates will not be borne by the Class A-18 CitiCertificates. Excess Special Hazard Losses are Special Hazard Losses in excess of the Special Hazard Loss Amount, which will initially be equal to approximately 1.62% of the Initial Mortgage Loan Balance.

     Fraud Losses: Until the Fraud Coverage Termination Date, the applicable Non-PO Percentage of all Fraud Losses will reduce the Stated Amount of and accrued interest on the Class M and Class B CitiCertificates in the order of priority set forth in the second preceding paragraph. The PO Percentage of such losses will ultimately be allocated to the Class B Subclasses in reverse numerical order and then the Class M CitiCertificates, as described in the second succeeding paragraph. Holders of the Class A CitiCertificates (other than the Class A-22 CitiCertificates) will be entitled to receive, in respect of each Mortgage Loan that was subject to a Fraud Loss in the preceding month, an amount equal to the Class A Prepayment Percentage of the applicable Non-PO Percentage of the principal portion of the related net liquidation proceeds, and the Class A-22 CitiCertificates will be entitled to receive an amount equal to the applicable PO Percentage of the principal portion of such net liquidation proceeds. After the Fraud Coverage Termination Date, the applicable Non-PO Percentage of the principal portion of Excess Fraud Losses will be allocated among the Class A Subclasses (other than the Class A-22 CitiCertificates) and the Class M and Class B CitiCertificates as described herein under "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Subordination--Allocation of Losses," and the PO Percentage of the principal portion of Excess Fraud Losses will be allocated to the Class A-22 CitiCertificates. Excess Fraud Losses allocated to the Class A-19 CitiCertificates will be covered by the Insurance Policy. Excess Fraud Losses allocated to the Class A-16 CitiCertificates will not be borne by the Class A-18 CitiCertificates. Excess Fraud Losses are Fraud Losses in excess of the Fraud Loss Amount, which will initially be equal to approximately 1.00% of the Initial Mortgage Loan Balance.

     Bankruptcy Losses: Until the Bankruptcy Coverage Termination Date, the applicable Non-PO Percentage of all Bankruptcy Losses will reduce the Stated Amount of and accrued interest on the Class M and Class B CitiCertificates in the order of priority set forth in the third preceding paragraph. The PO Percentage of such losses will ultimately be allocated to the Class B Subclasses in reverse numerical order and then the Class M CitiCertificates, as described in the next succeeding paragraph. On each Distribution Date occurring prior to the Bankruptcy Coverage Termination Date, the Stated Amount of the Class M and Class B CitiCertificates will be reduced, in respect of each Mortgage Loan that was subject to a Bankruptcy Loss in the preceding month, in an amount equal to the applicable Non-PO Percentage of the principal portion of such Bankruptcy Loss. After the Bankruptcy Coverage Termination Date, the applicable Non-PO Percentage of the principal portion of Excess Bankruptcy Losses will be allocated among the Class A Subclasses (other than the Class A-22 CitiCertificates) and Class M and Class B CitiCertificates as described herein under "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Subordination--Allocation of Losses" and the PO Percentage of Excess Bankruptcy Losses will be allocated to the Class A-22 CitiCertificates. Excess Bankruptcy Losses allocated to the Class A-19 CitiCertificates will be covered by the Insurance Policy. Excess Bankruptcy Losses allocated to the Class A-16 CitiCertificates will not be borne by the Class A-18 CitiCertificates. Excess Bankruptcy Losses are Bankruptcy Losses in excess of the Bankruptcy Loss Amount, which will initially be equal to approximately 0.03% of the Initial Mortgage Loan Balance.

     Until the Special Hazard Termination Date, Fraud Coverage Termination Date and Bankruptcy Coverage Termination Date, the applicable PO Percentage of Special Hazard Losses, Fraud Losses and Bankruptcy Losses will first be allocated to the Class B Subclasses in reverse numerical order and then to the Class M CitiCertificates by virtue of the right of the holders of the Class A-22 CitiCertificates to receive reimbursement of PO Loss Amounts out of amounts otherwise distributable in reduction of the Stated Amount of the Class B and Class M CitiCertificates.

     The exact amounts of Special Hazard Losses, Fraud Losses and Bankruptcy Losses to be allocated to the Class M and Class B CitiCertificates (in each case only prior to the related termination date) will be those amounts required by the rating agency (or rating agencies) rating the Offered CitiCertificates as a condition of the ratings set forth in "SUMMARY OF PROSPECTUS AND PROSPECTUS SUPPLEMENT--Certificate Ratings" in this Prospectus Supplement.

     The interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses will be allocated pro rata among the CitiCertificates (other than the Class A-11 and Class A-22 CitiCertificates) based on interest accrued on such CitiCertificates. Any such losses allocated to the Class A-19 CitiCertificates will be covered by the Insurance Policy.

EFFECT OF LOSSES AND OTHER SHORTFALLS

     The ultimate payment to holders of the Class M CitiCertificates and the Offered Class B CitiCertificates of the Stated Amount thereof is dependent upon the timing and the level of losses realized on the Mortgage Loans and other shortfalls in distributions on the Mortgage Loans. Special Hazard Losses (up to the Special Hazard Loss Amount), Fraud Losses (up to the Fraud Loss Amount) and Bankruptcy Losses (up to the Bankruptcy Loss Amount) and other Realized Losses on Liquidated Loans will be allocated first to the Unoffered Class B CitiCertificates, second to the Class B-2 CitiCertificates, third to the Class B-1 CitiCertificates and then to the Class M CitiCertificates until the Subordination Depletion Date.

     To the extent that all such amounts and shortfalls are allocated as described above, holders of the Class M and Offered Class B CitiCertificates may experience shortfalls in distributions of interest and may not receive distributions equal to the Initial Stated Amount of their CitiCertificates and may, depending on the purchase price of such CitiCertificates, suffer a reduction in yield or experience a loss on their investment in the Class M or Offered Class B CitiCertificates, as the case may be.

RESTRICTIONS ON TRANSFER

     Under current law, the purchase and holding of the Class A-18 CitiCertificates, the Class M CitiCertificates and the Offered Class B CitiCertificates by or on behalf of a Plan may result in "prohibited transactions" within the meaning of ERISA and Code Section 4975 or Similar Law. A transfer of the Class A-18 CitiCertificates, the Class M CitiCertificates and the Offered Class B CitiCertificates will not be registered by the Trustee unless the transferee (i) executes a representation letter in form and substance satisfactory to the Trustee stating either (a) that it is not, and is not acting on behalf of, any such Plan or using the assets of any such Plan to effect such purchase or (b) subject to certain conditions described herein, that the source of funds used to purchase the Class A-18, Class M or Offered Class B CitiCertificates, as the case may be, is an "insurance company general account" or (ii) provides (A) an opinion of counsel in form and substance satisfactory to the Trustee and the Issuer that the purchase or holding of the Class A-18 CitiCertificates, the Class M CitiCertificates or the Offered Class B CitiCertificates by or on behalf of such Plan will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code or Similar Law and will not subject the Servicer (or its designee), the Issuer or the Trustee to any obligation in addition to those undertaken in the Pooling Agreement and (B) such other opinions of counsel, officers' certificates and agreements as the Trustee and the Issuer may require in connection with such transfer.

LEGAL INVESTMENT

     Institutions whose investment activities are subject to legal investment laws and regulations or to review by certain regulatory authorities may be subject to restrictions on investment in the Class M CitiCertificates and the Offered Class B CitiCertificates. The Issuer makes no representations or warranties concerning whether the Class M or the Offered Class B CitiCertificates are legal investments under any federal or state law, regulation, rule or order of any court. The Offered Class B CitiCertificates will not constitute "mortgage related securities" within the meaning of SMMEA. The Class M CitiCertificates will qualify at issuance as "mortgaged related securities." Prospective investors are advised to consult their counsel as to qualification of the Class M CitiCertificates and the Offered Class B CitiCertificates as legal investments under any such laws, regulations, rules and orders.

                   DESCRIPTION OF THE OFFERED CITICERTIFICATES

     The Offered CitiCertificates will be issued pursuant to the Pooling Agreement, a form of which is filed as an exhibit to the Registration Statement of which this Prospectus Supplement is a part. The Trustee will make available for inspection a copy of the Pooling Agreement (without attachments) to holders of CitiCertificates upon written request. Reference is made to the Prospectus for important additional information regarding the terms and conditions of the Pooling Agreement and the CitiCertificates. Each Class A and Class M CitiCertificate at the time of issuance will qualify as a "mortgage related security" within the meaning of SMMEA and will retain such qualification so long as it is rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

     Distributions on the Offered CitiCertificates generally will be made by the Trustee by wire transfer (if wiring instructions are received from the Person entitled thereto) in the case of a holder of Offered CitiCertificates having an aggregate Initial Stated Amount (or notional amount) of $1,000,000 or more, or by check or by such other means as the Person entitled thereto and the Trustee shall agree. Unless and until Definitive Certificates are issued, Cede, as nominee of DTC, will be the holder of the Book-Entry CitiCertificates. However, the final distribution in reduction of Stated Amount will be made only upon presentation and surrender of such CitiCertificate at the office of the Trustee. Payments will be made to or for the account of the Person entitled thereto or as specified by such Person in accordance with the terms of the Pooling Agreement.

DISTRIBUTIONS OF INTEREST

     The amount of interest that will be distributable with respect to each Class A Subclass during each Interest Accrual Period is referred to herein as the "Class A Subclass Interest Amount" for such Class A Subclass. The Class A Subclass Interest Amount for each Class A Subclass (other than the Class A-11 and Class A-22 CitiCertificates) will equal the interest accrued for each Interest Accrual Period at the applicable Stated Rate set forth on the cover page hereof on the Class A Subclass Stated Amount of such Class A Subclass (or in the case of the Class A-4 or Class A-20 CitiCertificates, the Class A-4 Notional Amount or the Class A-20 Notional Amount, respectively), reduced by (i) the portion of any Non-Supported Interest Shortfall allocable to such Class A Subclass and (ii) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocable to such Class A Subclass as described below. The Class A-11 and Class A-22 CitiCertificates will not bear interest. The sum of the Class A Subclass Interest Amounts for a particular Distribution Date is the "Class A Interest Amount."

     The amount of interest to which holders of the Class A-4 CitiCertificates are entitled is based on the Class A-4 Notional Amount. The Class A-4 Notional Amount does not entitle the holders of Class A-4 CitiCertificates to receive distributions of principal on the basis of such notional amount but is used solely for the purpose of computing the amount of interest accrued on the Class A-4 CitiCertificates. The Class A-4 Notional Amount for any Distribution Date will be equal to the sum of (i) approximately 2.2222222222% of the Stated Amount of the Class A-1 CitiCertificates, (ii) approximately 7.4074074074% of the Stated Amount of the Class A-2 CitiCertificates and (iii) approximately 2.9629629629% of the Stated Amount of the Class A-3 CitiCertificates as of such date.

     The amount of interest to which holders of the Class A-20 CitiCertificates are entitled is based on a notional amount (the "Class A-20 Notional Amount"). The Class A-20 Notional Amount does not entitle the holders of Class A-20 CitiCertificates to receive distributions of principal on the basis of such notional amount but is used solely for purposes of computing the amount of interest accrued on the Class A-20 CitiCertificates. The Class A-20 Notional Amount on any date will be equal to the Stated Amount of the Class A-19 CitiCertificates as of such date.

     An amount of interest equal to the Unoffered Class A-IO Interest Amount will accrue on the Unoffered Class A-IO CitiCertificates during each Interest Accrual Period. On each Distribution Date, to the extent funds are available, the Distributable Unoffered Class A-IO Interest Amount will be distributed to the Unoffered Class A-IO CitiCertificates.

     The amount of interest that will be distributable with respect to the Class M CitiCertificates during each Interest Accrual Period is referred to herein as the "Class M Interest Amount." The Class M Interest Amount will equal the interest accrued for an Interest Accrual Period at a rate of 6.75% per annum on the Class M Stated Amount, reduced by (i) the portion of any Non-Supported Interest Shortfall allocable to the Class M CitiCertificates and (ii) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocable to the Class M CitiCertificates as described below.

     The amount of interest that will be distributable with respect to each Offered Class B Subclass and each Unoffered Class B Subclass during each Interest Accrual Period is referred to herein, respectively, as the "Offered Class B Subclass Interest Amount" and the "Unoffered Class B Subclass Interest Amount." The Offered and Unoffered Class B Subclass Interest Amount will equal the interest accrued for an Interest Accrual Period at the rate of 6.75% per annum on the Stated Amount of such Class B Subclass, in each case reduced by (i) the portion of any Non-Supported Interest Shortfall allocable to such Class B Subclass and (ii) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocable to such Class B Subclass as described below. The sum of the Offered Class B Subclass Interest Amounts as of any Distribution Date is the "Offered Class B Interest Amount" and the sum of the Unoffered Class B Subclass Interest Amounts as of any Distribution Date is the "Unoffered Class B Interest Amount." The sum of the Offered Class B Interest Amount and the Unoffered Class B Interest Amount for a particular Distribution Date is the "Class B Interest Amount."

     The "Class A Subclass Stated Amount" of a Class A Subclass (other than the Class A-4 and Class A-20 CitiCertificates, which have no Stated Amounts, and the Class A-22 CitiCertificates) as of any Distribution Date before the Subordination Depletion Date will be the Initial Stated Amount of such Class A Subclass (plus, in the case of the Class A-8, Class A-9, Class A-10 and Class A-15 CitiCertificates, all Accretion Distribution Amounts previously added to the Stated Amounts thereof) less (i) all amounts previously distributed to holders of CitiCertificates of such Class A Subclass in reduction of the Stated Amount of such Class A Subclass and (ii) such Class A Subclass's pro rata share of the applicable Non-PO Percentage of the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses previously allocated to the Class A CitiCertificates (other than the Class A-22 CitiCertificates) in the manner described below under "--Subordination--Allocation of Losses." After the Subordination Depletion Date, the Class A Subclass Stated Amount of such Class A CitiCertificates may be subject to further reduction in an amount equal to such Class A Subclass's pro rata share of the difference, if any, between (a) the Class A Stated Amount (after subtracting the Class A Subclass Stated Amount of the Class A-22 CitiCertificates) as of such Distribution Date without regard to this provision and (b) the sum of the products of the applicable Non-PO Percentage of each Mortgage Loan and the Adjusted Balance of such Mortgage Loan for the preceding Distribution Date (the "Non-PO Pool Adjusted Balance"). Any reduction allocated to the Class A-16 CitiCertificates pursuant to the preceding sentence will instead reduce the Class A Subclass Stated Amount of the Class A-18 CitiCertificates for so long as the Class A-18 CitiCertificates are outstanding. Any pro rata allocation described in this paragraph will be made among the Class A Subclasses (other than the Class A-4 and Class A-20 CitiCertificates, which have no Stated Amounts, and the Class A-22 CitiCertificates) on the basis of their then outstanding Class A Subclass Stated Amounts as of the preceding Distribution Date (or, in the case of the Class A-8, Class A-9, Class A-10 or Class A-15 CitiCertificates, the Initial Stated Amounts, if lower).

     The Class A Subclass Stated Amount of the Class A-22 CitiCertificates as of any Distribution Date will be equal to the difference between the Pool Adjusted Balance and the Non-PO Pool Adjusted Balance as of such date.

     With respect to each Distribution Date prior to the Subordination Depletion Date, the "PO Loss Amount" for such Distribution Date will equal the sum of (i) the difference, if any, between the Class A PO Principal Amount for such Distribution Date and the amount distributed in reduction of the Stated Amount of the Class A-22 CitiCertificates on such Distribution Date and (ii) the applicable PO Percentage of each Realized Loss (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses). On and after the Subordination Depletion Date, Available PO Loss Funds will be zero and will therefore not be available for reimbursement of PO Loss Amounts.

     The "Class A Stated Amount" as of any Distribution Date will be equal to the sum of the Class A Subclass Stated Amounts as of such date. The Class A-4 and Class A-20 CitiCertificates are interest-only certificates and, accordingly, have no Stated Amounts.

     The "Class M Stated Amount" as of any Distribution Date will be equal to the lesser of (a) the Initial Stated Amount of the Class M CitiCertificates less
(i) all amounts previously distributed to holders thereof in reduction of Stated Amount and (ii) such Class's pro rata share of the Non-PO Percentage of the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses previously allocated to the Class M CitiCertificates in the manner described below under "--Subordination--Allocation of Losses" and (b) the Pool Adjusted Balance minus the Class A Stated Amount, each as of the immediately preceding Distribution Date (after taking into account distributions in reduction of Stated Amount and the allocation of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses on such date).

     The "Offered Class B Subclass Stated Amount" of an Offered Class B Subclass as of any Distribution Date will be the lesser of (a) the Initial Stated Amount of such Offered Class B Subclass less (i) all amounts previously distributed to holders of CitiCertificates of such Offered Class B Subclass in reduction of the Stated Amount thereof and (ii) such Offered Class B Subclass's pro rata share of the Non-PO Percentage of the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses previously allocated to holders of the Class B CitiCertificates in the manner described below under "--Subordination--Allocation of Losses" and (b) the Pool Adjusted Balance minus the sum of the Class A Stated Amount and the Class M Stated Amount and, in the case of a particular Offered Class B Subclass, the aggregate Stated Amount of the Offered Class B Subclasses having a lower numerical designation, each as of the immediately preceding Distribution Date (after taking into account distributions in reduction of Stated Amount and the allocation of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses on such date). The "Offered Class B Stated Amount" as of any Distribution Date will be equal to the sum of the Offered Class B Subclass Stated Amounts as of such date.

     The "Unoffered Class B Subclass Stated Amount" of any Unoffered Class B Subclass as of any Distribution Date will be the lesser of (a) the Initial Stated Amount of such Unoffered Class B Subclass less (i) all amounts previously distributed to holders of CitiCertificates of such Unoffered Class B Subclass in reduction of the Stated Amount thereof and (ii) such Unoffered Class B Subclass's pro rata share of the applicable Non-PO Percentage of the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses previously allocated to holders of the Unoffered Class B CitiCertificates in the manner described below under "--Subordination--Allocation of Losses" and (b) the Pool Adjusted Balance minus the sum of the Class A Stated Amount, the Class M Stated Amount, the Offered Class B Stated Amount and the Unoffered Class B Subclass Stated Amount of each Unoffered Class B Subclass with a lower numerical designation, each as of the immediately preceding Distribution Date (after taking into account distributions in reduction of Stated Amount and the allocation of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses on such date). The "Unoffered Class B Stated Amount" as of any Distribution Date will be the aggregate of the Unoffered Class B Subclass Stated Amounts as of such date. The "Class B Stated Amount" as of any Distribution Date will be the Pool Adjusted Balance less the sum of the Class A Stated Amount and the Class M Stated Amount and will equal the sum of the Offered Class B Stated Amount and the Unoffered Class B Stated Amount.

     With respect to any Distribution Date, the "Pool Adjusted Balance" will equal the aggregate Adjusted Balances of the Mortgage Loans as of such Distribution Date.

     Interest shortfalls resulting from full or partial principal prepayments of Mortgage Loans ("Prepayment Interest Shortfalls") will be offset to the extent of the Compensating Cap on the related Distribution Date. The aggregate Prepayment Interest Shortfalls with respect to a Distribution Date in excess of the Compensating Cap (the "Non-Supported Interest Shortfall") will be allocated pro rata among the Classes of CitiCertificates based on interest accrued on each such Class and accordingly will reduce the amount of interest due to be distributed to holders of the CitiCertificates then entitled to distributions in respect of interest. Any such reduction in respect of interest allocated to the Class A and Class B CitiCertificates will be allocated among the Class A Subclasses (other than the Class A-11 and Class A-22 CitiCertificates) and the Class B Subclasses, respectively, pro rata on the basis of their respective amounts of accrued interest for such Distribution Date. Any Non-Supported Interest Shortfalls and other losses allocated to the Class A-19 CitiCertificates will be covered by either the Reserve Fund or the Insurance Policy as and to the extent described below. See "THE INSURANCE POLICY AND THE INSURER" in this Prospectus Supplement.

     A single reserve fund will be established at the time of the issuance of the Class A-19 CitiCertificates (the "Reserve Fund") by an initial deposit into a separate account maintained by the Trustee of approximately $14,000. No additional amounts will be deposited into the Reserve Fund after the initial deposit. The Reserve Fund will be beneficially owned by Lehman Brothers Inc. and will not be an asset of the Trust, the Upper-Tier REMIC or the Lower-Tier REMIC.

     A withdrawal will be made on each Distribution Date from the amount on deposit in the Reserve Fund, to the extent available, to cover any Non-Supported Interest Shortfalls allocated to the Class A-19 CitiCertificates. A withdrawal from the Reserve Fund may only be made, to the extent funds are available therein, to cover any Non-Supported Interest Shortfall allocated to such Subclass and may not be made to cover any Non-Supported

Interest Shortfall allocated to any other Subclass. Once the Reserve Fund has been reduced to zero, the Insurance Policy will cover any Non-Supported Interest Shortfalls allocated to the Class A-19 CitiCertificates.

     The balance of any amount remaining in the Reserve Fund on the Distribution Date on which the Stated Amount of the Class A-19 CitiCertificates is reduced to zero will be distributed to Lehman Brothers Inc.

     The interest portion of any Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses with respect to a Mortgage Loan will be allocated pro rata among the Classes of CitiCertificates based on the amount of interest accrued on each such Class and among the Class A Subclasses (other than the Class A-11 and Class A-22 CitiCertificates), and among the Class B Subclasses, respectively, pro rata on the basis of their respective amounts of interest accrued for such Distribution Date. Any such losses allocated to the Class A-19 CitiCertificates will be covered by the Insurance Policy.

     Allocations of the interest portion of Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses) first to the Class B CitiCertificates in reverse numerical order, then to the Class M CitiCertificates and then to the Class A and Unoffered Class A-IO CitiCertificates will result from the priority of distributions first to the Class A and Unoffered Class A-IO CitiCertificateholders, then to the Class M CitiCertificateholders and then to the Class B CitiCertificateholders of the Pool Distribution Amount. After the Subordination Depletion Date, the interest portion of Realized Losses will be deducted from interest accrued on the CitiCertificates. Any such losses allocated to the Class A-19 CitiCertificates will be covered by the Insurance Policy.

     On each Distribution Date, prior to the Subordination Depletion Date, on which the Pool Distribution Amount equals or exceeds the monthly premium for the Insurance Policy, the Class A Interest Amount and the Distributable Unoffered Class A-IO Interest Amount, distributions in respect of interest to each Class A Subclass will equal its Class A Subclass Interest Amount, and distributions in respect of interest to the Unoffered Class A-IO CitiCertificates will equal the Distributable Unoffered Class A-IO Interest Amount.

     On each Distribution Date prior to the applicable Accretion Termination Date, an amount equal to the Class A Subclass Interest Amount for the Class A-8, Class A-9, Class A-10 and Class A-15 CitiCertificates will not be distributed as interest to holders of the Class A-8, Class A-9, Class A-10 and Class A-15 CitiCertificates but instead will be added to the Class A Subclass Stated Amounts of the Class A-8, Class A-9, Class A-10 and Class A-15 CitiCertificates, as applicable, and distributed in reduction of the Stated Amounts of the Accretion Directed CitiCertificates and the Accrual CitiCertificates on such Distribution Date.

     In the unlikely event that, on any Distribution Date prior to the Subordination Depletion Date, the Pool Distribution Amount is less than the monthly premium for the Insurance Policy, the Class A Interest Amount and the Distributable Unoffered Class A-IO Interest Amount, the amount of interest currently distributed on the Class A and Unoffered Class A-IO CitiCertificates will equal the Pool Distribution Amount less the monthly premium for the Insurance Policy and will be allocated among the Class A Subclasses and the Unoffered Class A-IO CitiCertificates pro rata in accordance with the Class A Subclass Interest Amounts and the Distributable Unoffered Class A-IO Interest Amount, respectively. To the extent that such Class A Interest Shortfall Amount is allocated to the Class A-19 CitiCertificates such amount will be covered by the Insurance Policy as and to the extent described herein. Any Class A Subclass Interest Shortfall Amount and Unoffered Class A-IO Unpaid Interest Shortfall will be added to the amount to be distributed to the related Class A Subclass and the Unoffered Class A-IO CitiCertificates, as applicable, on subsequent Distribution Dates to the extent that the Pool Distribution Amount is sufficient therefor and, in the case of a Class A Subclass, the related Class A Subclass is then outstanding. No interest will accrue on the unpaid Class A Subclass Interest Shortfall Amounts or Unoffered Class A-IO Unpaid Interest Shortfall. See "SUMMARY OF PROSPECTUS AND PROSPECTUS SUPPLEMENT--Priority of Distributions" herein.

     On each Distribution Date on which the Pool Distribution Amount exceeds the monthly premium for the Insurance Policy, the Class A Interest Amount and the Distributable Unoffered Class A-IO Interest Amount, any excess will then be allocated first to pay previously unpaid Class A Subclass Interest Shortfall Amounts of outstanding Class A Subclasses and the Unoffered Class A-IO Unpaid Interest Shortfall. Such amounts will be allocated among the then outstanding Class A Subclasses and the Unoffered Class A-IO CitiCertificates pro rata in accordance with the respective unpaid Class A Subclass Interest Shortfall Amounts and Unoffered Class A-IO Unpaid Interest Shortfall immediately prior to such Distribution Date. Funds which become available to pay any Class A Subclass Interest Shortfall Amount previously allocated to the Class A-8, Class A-9, Class A-10 and Class A-15 CitiCertificates will not be distributed (prior to the applicable Accretion Termination Date) to the Class A-8, Class A-9, Class A-10 or Class A-15 CitiCertificates, as applicable, but will instead be distributed in reduction of the

Stated Amounts of the Accretion Directed CitiCertificates and the Accrual CitiCertificates as described below under "--Distributions in Reduction of Stated Amount," and the Stated Amount of the applicable Accrual CitiCertificates will be increased by the amount of such reduction. See "SUMMARY OF PROSPECTUS AND PROSPECTUS SUPPLEMENT--Priority of Distributions" herein.

     On each Distribution Date on which the Pool Distribution Amount equals or exceeds the sum of (i) the Class M Interest Amount, (ii) all amounts distributable on the Class A and Unoffered Class A-IO CitiCertificates and (iii) the monthly premium for the Insurance Policy, distributions in respect of interest to the Class M CitiCertificates will equal the Class M Interest Amount.

     If, on any Distribution Date, the Pool Distribution Amount is less than the sum of (i) the Class M Interest Amount and (ii) all amounts senior in priority of payment to such amount, the amount of interest currently distributed on the Class M CitiCertificates will equal the Pool Distribution Amount, net of all amounts distributable with a higher order of priority as provided above under "SUMMARY OF PROSPECTUS AND PROSPECTUS SUPPLEMENT--Priority of Distributions." Any Class M Unpaid Interest Shortfall will be added to the amount to be distributed to Class M CitiCertificates on subsequent Distribution Dates to the extent that the Pool Distribution Amount is sufficient therefor and the related Class M CitiCertificates are then outstanding. No interest will accrue on any Class M Unpaid Interest Shortfall.

     On each Distribution Date on which the Pool Distribution Amount equals or exceeds the sum of (i) the Offered Class B Subclass Interest Amount for an Offered Class B Subclass and (ii) all amounts senior in priority of payment to the Offered Class B Subclass Interest Amount based on the priorities described under "SUMMARY OF PROSPECTUS AND PROSPECTUS SUPPLEMENT--Priority of Distributions," distributions in respect of interest to such Offered Class B Subclass will equal its Offered Class B Subclass Interest Amount.

     If, on any Distribution Date, the Pool Distribution Amount is less than the sum of (i) the Offered Class B Subclass Interest Amount for an Offered Class B Subclass and (ii) all amounts senior in priority of payment to such amount, the amount of interest currently distributed on such Offered Class B Subclass will equal the Pool Distribution Amount, net of all amounts distributable with a higher order of priority as provided above under "SUMMARY OF PROSPECTUS AND PROSPECTUS SUPPLEMENT--Priority of Distributions." Any Offered Class B Subclass Unpaid Interest Shortfall will be added to the amount to be distributed to such Offered Class B Subclass on subsequent Distribution Dates to the extent that the Pool Distribution Amount is sufficient therefor and the related Offered Class B Subclass is then outstanding. No interest will accrue on any Offered Class B Subclass Unpaid Interest Shortfall.

     If, on any Distribution Date, the Pool Distribution Amount is less than the sum of the monthly premium on the Insurance Policy and all amounts distributable on the Class A, Unoffered Class A-IO, Class M and Class B-1 CitiCertificates, then the Class B-2 CitiCertificates and the Unoffered Class B CitiCertificates will not be entitled to receive any amounts in respect of interest or principal. If, on any Distribution Date, the Pool Distribution Amount is less than the sum of the monthly premium on the Insurance Policy and all amounts distributable on the Class A, Unoffered Class A-IO, Class M, Class B-1 and Class B-2 CitiCertificates, then the Unoffered Class B CitiCertificates will not be entitled to receive any amounts in respect of interest or principal. If, on any Distribution Date, the Pool Distribution Amount is less than the sum of the monthly premium on the Insurance Policy and all amounts distributable on the Class A and Unoffered Class A-IO CitiCertificates, then the Class M and Class B CitiCertificates will not be entitled to receive any amounts in respect of interest or principal.

DISTRIBUTIONS IN REDUCTION OF STATED AMOUNT

     The Mortgage Loans will be divided into two groups: the "Discount Mortgage Loans," which will be comprised of all Mortgage Loans with Note Rates, net of the Servicing Fee (in each case, the "NNR"), of less than 6.75% and the "Premium Mortgage Loans," which will be comprised of all Mortgage Loans with NNRs equal to or greater than 6.75%.

     Distributions in reduction of Stated Amount of the Class A CitiCertificates (other than the interest-only Class A-4 and Class A-20 CitiCertificates) will be made on each Distribution Date in an aggregate amount equal to the Class A Principal Distribution Amount. The "Class A Principal Distribution Amount" with respect to any Distribution Date will be equal to the sum of (i) the amount of principal distributed pursuant to clause (4) as set forth in the first paragraph under "SUMMARY OF PROSPECTUS AND PROSPECTUS SUPPLEMENT--Priority of Distributions" in an amount up to the Class A Optimal Principal Amount and (ii) the sum of the Accretion Distribution Amounts, if any, with respect to such Distribution Date. The "Accretion Distribution Amount" with respect to any Distribution Date for any Subclass of Accrual CitiCertificates will be equal to the sum of (i) the Accretion Amount for such Class A Subclass for such Distribution Date and (ii) prior to the applicable Accretion Termination Date, the portion of any payment with respect to the Class A Unpaid Interest Shortfall allocated to the such Accrual CitiCertificates on such Distribution Date. Amounts distributed in reduction of Stated Amount of any Class A Subclass other than the Retail CitiCertificates will be allocated pro rata among all CitiCertificates of such Class A Subclass. Distributions in reduction of Stated Amount of the Retail CitiCertificates will be made as described under "--Distributions in Reduction of Stated Amount of the Retail CitiCertificates."

     The Class M CitiCertificates will be entitled to receive, on each Distribution Date, an amount up to the Class M Optimal Distribution Amount for each date, subject to the priorities and conditions set forth above under "SUMMARY OF PROSPECTUS AND PROSPECTUS SUPPLEMENT--Priority of Distributions." The "Class M Optimal Distribution Amount" for each Distribution Date shall equal the sum of (i) the Class M Interest Amount, (ii) the Class M Unpaid Interest Shortfall and (iii) the Class M Optimal Principal Amount.

     The Class B CitiCertificates will be entitled, on each Distribution Date, to the remaining portion, if any, of the applicable Pool Distribution Amount, after payment of the monthly premium on the Insurance Policy, the Class A Interest Amount, the Distributable Unoffered Class A-IO Interest Amount, any unreimbursed Class A Unpaid Interest Shortfall, any unreimbursed Unoffered Class A-IO Unpaid Interest Shortfall, the Class A Principal Distribution Amount, the Class M Optimal Distribution Amount and (to the extent of Available PO Loss Funds) any Unpaid PO Loss Amounts for such date. Amounts so distributed to Class B CitiCertificateholders will not be available to cover delinquencies or Realized Losses in respect of subsequent Distribution Dates.

     Holders of the CitiCertificates of each Offered Class B Subclass will be entitled to receive, on each Distribution Date, an amount up to the Offered Class B Subclass Optimal Distribution Amount for such Class B Subclass for such date, subject to the priorities and conditions set forth above under "SUMMARY OF PROSPECTUS AND PROSPECTUS Supplement--Priority of Distributions" in this Prospectus Supplement. The "Offered Class B Subclass Optimal Distribution Amount" for each Distribution Date for each Class B Subclass shall equal the sum of (i) the Offered Class B Subclass Interest Amount for such Class B Subclass,
(ii) the Offered Class B Subclass Unpaid Interest Shortfall for such Class B Subclass and (iii) the Offered Class B Subclass Optimal Principal Amount for such Class B Subclass. The aggregate of the Offered Class B Subclass Optimal Distribution Amounts is the "Offered Class B Optimal Distribution Amount."

     Holders of the Class A-22 CitiCertificates will be entitled to receive on each Distribution Date, to the extent of the Pool Distribution Amount remaining after payment of the monthly premium on the Insurance Policy, the Class A Interest Amount, the Distributable Unoffered Class A-IO Interest Amount, any unreimbursed Class A Unpaid Interest Shortfall and any unreimbursed Unoffered Class A-IO Unpaid Interest Shortfall, a distribution in reduction of their Stated Amount in an amount equal to the Class A PO Principal Amount. The "Class A PO Principal Amount" with respect to each Distribution Date will be an amount equal to the sum of (i) the applicable PO Percentage of (A) all scheduled payments of principal due on each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust) on the first day of the month in which the Distribution Date occurs, less (B) if the Bankruptcy Coverage Termination Date has occurred, the principal portion of Debt Service Reductions, (ii) the applicable PO Percentage of the Adjusted Balance of each Mortgage Loan which, during the month preceding the month of such Distribution Date was repurchased by the Issuer, as described in "APPENDIX A: THE MORTGAGE LOANS AND CITIMORTGAGECERTIFICATES--Assignment of Loans" in the Prospectus,
(iii) the applicable PO Percentage of the aggregate net Liquidation Proceeds on all Mortgage Loans that became Liquidated Loans during such preceding month, less the amounts allocable to principal of any unreimbursed advances previously made by the Servicer or the Trustee with respect to such Liquidated Loans and the portion of the net Liquidation Proceeds allocable to interest, (iv) the applicable PO Percentage of the Adjusted Balance of each Mortgage Loan which was the subject of a principal prepayment in full during the month preceding the month of such Distribution Date and (v) the applicable PO Percentage of all partial principal prepayments received by the Servicer in the month preceding the month in which such Distribution Date occurs. In addition, holders of the Class A-22 CitiCertificates will be entitled to reimbursement, to the extent of Available PO Loss Funds, of the "Unpaid PO Loss Amounts," which shall equal the difference between (a) the sum of the PO Loss Amounts for that and prior Distribution Dates and (b) amounts distributed in reimbursement of Unpaid PO Loss Amounts on all prior Distribution Dates.

     Holders of the Class A CitiCertificates (other than the Class A-22 CitiCertificates) will be entitled to receive on each Distribution Date, to the extent of the Pool Distribution Amount remaining after payment of the monthly premium on the Insurance Policy, the Class A Interest Amount, the Distributable Unoffered Class A-IO Interest Amount and any unreimbursed Class A and Unoffered Class A-IO Unpaid Interest Shortfalls, a distribution in reduction of the Stated Amount thereof in an amount equal to the Class A Non-PO Principal Amount. The "Class A Non-PO Principal Amount" with respect to each Distribution Date will be an amount equal to the sum of (i) the Class A Percentage of the applicable Non-PO Percentage of (A) all scheduled payments of principal due on each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust) on the first day of the month in which the Distribution Date occurs, less (B) if the Bankruptcy Coverage Termination Date has occurred, the principal portion of Debt Service Reductions, (ii) the Class A Prepayment Percentage of the applicable Non-PO Percentage of the Adjusted Balance of each Mortgage Loan which, during the month preceding the month of such Distribution Date was repurchased by the Issuer, as described in "APPENDIX A: THE MORTGAGE LOANS AND CITIMORTGAGE CERTIFICATES--Assignment of Loans" in the Prospectus,
(iii) the Class A Prepayment Percentage of the applicable Non-PO Percentage of the aggregate net Liquidation Proceeds on all Mortgage Loans that became Liquidated Loans during such preceding month, less the amounts allocable to principal of any unreimbursed advances previously made by the Servicer or the Trustee with respect to such Liquidated Loans and the portion of the net Liquidation Proceeds allocable to interest, (iv) the Class A Prepayment Percentage of the applicable Non-PO Percentage of the Adjusted Balance of each Mortgage Loan which was the subject of a principal prepayment in full during the month preceding the month of such Distribution Date and (v) the Class A Prepayment Percentage of the applicable Non-PO Percentage of all partial principal prepayments received by the Servicer in the month preceding the month in which such Distribution Date occurs.

     The "Class A Optimal Principal Amount" with respect to each Distribution Date will be equal to the sum of the Class A PO Principal Amount and the Class A Non-PO Principal Amount with respect to such Distribution Date. With respect to each Discount Mortgage Loan, the "PO Percentage" is equal to a fraction, expressed as a percentage, the numerator of which is 6.75% minus the NNR of such Mortgage Loan and the denominator of which is 6.75%; with respect to each Premium Mortgage Loan, the PO Percentage is 0%. With respect to each Mortgage Loan, the "Non-PO Percentage" is equal to 100% minus the related PO Percentage; therefore, for each Premium Mortgage Loan the Non-PO Percentage is 100%.

     On each Distribution Date prior to the latest Accretion Termination Date for any of the Class A-8, Class A-9 or Class A-10 CitiCertificates, that portion of the Class A Principal Distribution Amount that represents the aggregate Accretion Distribution Amount for the Class A-8, Class A-9 and Class A-10 CitiCertificates will be allocated first concurrently, approximately 70.0374531835% to the Class A-7 CitiCertificates and approximately 29.9625468165% sequentially to the Class A-5 CitiCertificates and the Class A-6 CitiCertificates, in each case until the Stated Amount thereof has been reduced to its respective Schedule I Targeted Balance, second to the Class A-8 CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero, third concurrently, approximately 70.0374531835% to the Class A-7 CitiCertificates and approximately 29.9625468165% sequentially to the Class A-5 CitiCertificates and the Class A-6 CitiCertificates, in each case until the Stated Amount thereof has been reduced to its respective Schedule II Targeted Balance, fourth to the Class A-9 CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero, fifth concurrently, approximately 70.0374531835% to the Class A-7 CitiCertificates and approximately 29.9625468165% sequentially to the Class A-5 CitiCertificates and the Class A-6 CitiCertificates, in each case up to the amount necessary to reduce the Stated Amount thereof to zero and sixth to the Class A-10 CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero.

     On each Distribution Date prior to the Accretion Termination Date for the Class A-15 CitiCertificates, that portion of the Class A Principal Distribution Amount that represents the Accretion Distribution Amount for the Class A-15 CitiCertificates will be allocated first concurrently, until the Stated Amount of the Class A-13 CitiCertificates has been reduced to its Targeted Balance, approximately 22.95% to the Class A-13 CitiCertificates and approximately 77.05% sequentially to the Class A-12 CitiCertificates and Class A-14 CitiCertificates, in each case up to the amount necessary to reduce the Stated Amount thereof to its respective Targeted Balance, second sequentially to the Class A-12 CitiCertificates and Class A-14 CitiCertificates, in each case up to the amount necessary to reduce the Stated Amount thereof to its respective Targeted Balance and third to the Class A-15 CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero.

     On each Distribution Date prior to the Subordination Depletion Date, the Class A Principal Distribution Amount (other than the portion that represents the Accretion Distribution Amounts, which will be distributed as provided in the preceding paragraph), will be allocated among and distributed in reduction of the Stated Amounts of the Class A Subclasses on each Distribution Date sequentially as follows:

          I. The Class A PO Principal Amount for such Distribution Date will be allocated to the Class A-22 CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero;

          II. The Class A Non-PO Principal Amount for such Distribution Date will be allocated sequentially as follows:

               A. to the Class A-18 and Class A-21 CitiCertificates, pro rata the lesser of (i) the Class A-18 and Class A-21 Priority Amount for such Distribution Date and (ii) approximately 98.6% of the Class A Non-PO Principal Amount for such Distribution Date;

               B. approximately 41.6965242078% of the Class A Non-PO Principal Amount remaining after the Class A Non-PO Principal Amount has been reduced according to clause A above, sequentially as follows:

          1.   sequentially as follows:

               first, concurrently, until the Stated Amount of the Class A-2
                    CitiCertificates has been reduced to its Planned Balance,
                    (i) approximately 27.9658195539% to the Class A-1 CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to its Planned Balance and (ii) approximately 72.0341804461% to the Class A-2 CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to its Planned Balance;

               second, to the Class A-1 CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to its Planned Balance; and

               third, to the Class A-3 CitiCertificates up to the amount
                    necessary to reduce the Stated Amount thereof to its Planned Balance;

          2. the remaining Class A Non-PO Principal Amount available under clause B, after the Class A Non-PO Principal Amount has been reduced according to clause B.1 above, concurrently as follows:

               a. approximately 96.4284989137% as follows:

                  sequentially, (i) concurrently, approximately 70.0374531835% to the Class A-7 CitiCertificates and approximately 29.9625468165% sequentially to the Class A-5 CitiCertificates and the Class A-6 CitiCertificates, in each case up to the amount necessary to reduce the Stated Amount thereof to its
                  Schedule I Targeted Balance, (ii) to the Class A-8 CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero, (iii) concurrently, approximately 70.0374531835% to the Class A-7 CitiCertificates and approximately 29.9625468165% sequentially to the Class A-5 CitiCertificates and the Class A-6 CitiCertificates, in each case up to the amount necessary to reduce the Stated Amount thereof to its Schedule II Targeted Balance, (iv) to the Class A-9 CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero, (v) concurrently, approximately 70.0374531835% to the Class A-7 CitiCertificates and approximately 29.9625468165% sequentially to the Class A-5 CitiCertificates and the Class A-6 CitiCertificates, in each case up to the amount necessary to reduce the Stated Amounts thereof to zero and (vi) to the Class A-10 CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero; and

               b. approximately 3.5715010863% to the Class A-11 CitiCertificates
                  up to the amount necessary to reduce the Stated Amount thereof to zero;

               3. the remaining Class A Non-PO Principal Amount available under clause B, after the Class A Non-PO Principal Amount has been reduced according to clauses B.1 and B.2 above, sequentially as follows:

               first, concurrently, until the Stated Amount of the Class A-2
                    CitiCertificates is reduced to zero, (i) approximately 27.9658195539% to the Class A-1 CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero and (ii) approximately 72.0341804461% to the Class A-2 CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero;

               second, to the Class A-1 CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero; and

               third, to the Class A-3 CitiCertificates up to the amount
                    necessary to reduce the Stated Amount thereof to zero;

          C. the remaining Class A Non-PO Principal Amount, after the Class A Non-PO Principal Amount has been reduced according to clause B above, as follows:

               1.   approximately 56.65% sequentially as follows:

                    first, concurrently, until the Stated Amount of the Class
                         A-13 CitiCertificates is reduced to its Targeted Balance, (i) approximately 77.05% sequentially to the Class A-12 CitiCertificates and the Class A-14 CitiCertificates, in each case up to the amount necessary to reduce the Stated Amount thereof to its Targeted Balance and (ii) approximately 22.95% to the Class A-13 CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to its Targeted Balance;

                    second, sequentially to the Class A-12 CitiCertificates and the Class A-14 CitiCertificates in each case up to the amount necessary to reduce the Stated Amount thereof to its Targeted Balance;

                    third, to the Class A-15 CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero;

                    fourth, concurrently, until the Stated Amount of the Class
                         A-13 CitiCertificates is reduced to zero, (i) approximately 77.05% sequentially to the Class A-12 CitiCertificates and the Class A-14 CitiCertificates, in each case up to the amount necessary to reduce the Stated Amount thereof to zero and (ii) approximately 22.95% to the Class A-13 CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero; and

                    fifth, sequentially to the Class A-12 CitiCertificates and the Class A-14 CitiCertificates up to the amount necessary to reduce the Stated Amounts thereof to zero;

               2. the remaining Class A Non-PO Principal Amount, after the Class A Non-PO Principal Amount has been reduced according to clause C.1 above, sequentially as follows:

                    first, beginning in September 2001, $25,000 to the Class
                         A-19 CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero;

                    second, to the Class A-16 CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero;

                    third, to the Class A-17 CitiCertificates up to the amount necessary to reduce the Stated Amount thereof by $7,625,000;

                    fourth, concurrently, approximately 40% to the Class A-17
                         CitiCertificates and approximately 60% to the Class A-19 CitiCertificates until the Stated Amount of the Class A-17 CitiCertificates is reduced to zero;

                    fifth, to the Class A-19 CitiCertificates up to the amount necessary to reduce the Stated Amount thereof to zero; and

                    sixth, to the Class A-18 CitiCertificates and the Class A-21
                         CitiCertificates pro rata, in each case up to the amount necessary to reduce the Stated Amount thereof to zero.

     The "Class A-18 and Class A-21 Priority Amount" for any Distribution Date means the lesser of (A) the sum of (1) the Stated Amount of the Class A-18 CitiCertificates and (2) the Stated Amount of the Class A-21 CitiCertificates or
(B) the sum of (1) the product of (a) the Class A-18 and Class A-21 Percentage,
(b) the Class A-18 and Class A-21 Shift Percentage and (c) the Scheduled Principal Amount and (2) the product of (a) the Class A-18 and Class A-21 Percentage, (b) the Class A-18 and Class A-21 Prepayment Shift Percentage and
(c) the Unscheduled Principal Amount.

     The "Class A-18 and Class A-21 Percentage" means the lesser of (A) 100% and
(B) the sum of (a) the Stated Amount of the Class A-18 CitiCertificates, (b) the Stated Amount of the Class A-21 CitiCertificates and (c) $32,300,000, divided by the Non-PO Pool Adjusted Balance.

     The "Class A-18 and Class A-21 Shift Percentage" for any Distribution Date will be the percentage indicated below:

                                                               CLASS A-18 AND
                                                                 CLASS A-21
   DISTRIBUTION DATE OCCURRING IN                             SHIFT PERCENTAGE
   ------------------------------                             ----------------
   September 1998 through August 2003 ......................         0%
   September 2003 and thereafter ...........................       100%

     The "Class A-18 and Class A-21 Prepayment Shift Percentage" for any Distribution Date will be the percentage indicated below:

                                                              CLASS A-18 AND
                                                           CLASS A-21 PREPAYMENT
   DISTRIBUTION DATE OCCURRING IN                             SHIFT PERCENTAGE
   ------------------------------                          ---------------------
   September 1998 through August 2003 ......................         0%
   September 2003 through August 2004 ......................        30%
   September 2004 through August 2005 ......................        40%
   September 2005 through August 2006 ......................        60%
   September 2006 through August 2007 ......................        80%
   September 2007 and thereafter ...........................       100%

     The "Scheduled Principal Amount" means the sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust) of the product of (A) the Non-PO Percentage for such Mortgage Loan and (B) the amount described in clause (i) of the definition of "Class A Non-PO Principal Amount," but without that amount being multiplied by the Class A Percentage.

     The "Unscheduled Principal Amount" means the sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust) of the product of (A) the Non-PO Percentage for such Mortgage Loan and (B) the sum of the amounts described in clause (ii), (iii), (iv) and (v) of the definition of "Class A Non-PO Principal Amount," but without that amount being multiplied by the Class A Prepayment Percentage.

     The principal balance of the Class A CitiCertificates will be reduced on any Distribution Date by each Class A Subclass's share of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses. See "--Subordination" below. Any such loss allocated to Class A-19 CitiCertificates will be covered by the Insurance Policy.

     The "Class M Optimal Principal Amount" with respect to each Distribution Date will be an amount equal to the sum of (i) the Class M Percentage of the applicable Non-PO Percentage of (A) all scheduled payments of principal due on each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust) on the first day of the month in which the Distribution Date occurs, less (B) if the Bankruptcy Coverage Termination Date has occurred, the principal portion of Debt Service Reductions, (ii) the Class M Prepayment Percentage of the applicable Non-PO Percentage of the Adjusted Balance of each Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Issuer, as described in "APPENDIX
A: THE MORTGAGE LOANS AND CITIMORTGAGE CERTIFICATES--Assignment of Loans" in the Prospectus, (iii) the Class M Prepayment Percentage of the applicable Non-PO Percentage of the aggregate net Liquidation Proceeds on all Mortgage Loans that became Liquidated Loans during such preceding month, less the amounts allocable to principal of any unreimbursed advances previously made by the Servicer or the Trustee with respect to such Liquidated Loans and the portion of the net Liquidation Proceeds allocable to interest, (iv) the Class M Prepayment Percentage of the applicable Non-PO Percentage of the Adjusted

Balance of each Mortgage Loan which was the subject of a principal prepayment in full during the month preceding the month of such Distribution Date and (v) the Class M Prepayment Percentage of the applicable Non-PO Percentage of all partial principal prepayments received by the Servicer in the month preceding the month in which such Distribution Date occurs.

     The "Offered Class B Subclass Optimal Principal Amount" with respect to each Distribution Date for a particular Class B Subclass will be an amount equal to the sum of (i) the Offered Class B Subclass Percentage for such Class B Subclass of the applicable Non-PO Percentage of (A) all scheduled payments of principal due on each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust) on the first day of the month in which the Distribution Date occurs, less (B) if the Bankruptcy Coverage Termination Date has occurred, the principal portion of Debt Service Reductions,
(ii) the Offered Class B Subclass Prepayment Percentage for such Offered Class B Subclass of the applicable Non-PO Percentage of the Adjusted Balance of each Mortgage Loan which, during the month preceding the month of such Distribution Date was repurchased by the Issuer, (iii) the Offered Class B Subclass Prepayment Percentage for such Offered Class B Subclass of the applicable Non-PO Percentage of the aggregate net Liquidation Proceeds on all Mortgage Loans that became Liquidated Loans during such preceding month, less the amounts allocable to principal of any unreimbursed advances previously made by the Servicer or the Trustee with respect to such Liquidated Loans and the portion of the net Liquidation Proceeds allocated to interest, (iv) the Offered Class B Subclass Prepayment Percentage for such Offered Class B Subclass of the applicable Non-PO Percentage of the Adjusted Balance of each Mortgage Loan which was the subject of a principal prepayment in full during the month preceding the month of such Distribution Date and (v) the Offered Class B Subclass Prepayment Percentage for such Offered Class B Subclass of the applicable Non-PO Percentage of all partial principal prepayments received by the Servicer in the month preceding the month in which such Distribution Date occurs.

     In addition to the foregoing, in the event that there is any recovery of an amount in respect of principal which had previously been allocated as a Realized Loss, the amount of such recovery will be allocated among the then outstanding CitiCertificates first to the Class A CitiCertificates, to the extent, in the manner and up to the amount of any unreimbursed Realized Losses allocated to the Class A CitiCertificates, then to the Class M CitiCertificates and then to the Class B CitiCertificates. As among the Class B Subclasses, the amount of the recovery remaining after any allocation thereof to the Class A and Class M CitiCertificates will be allocated first to the Class B-1 CitiCertificates, second to the Class B-2 CitiCertificates, in each case to the extent and up to the amount of any unreimbursed Realized Losses allocated to such Class B Subclass, and then, in like manner, to the remaining Class B Subclasses.

     A "Liquidated Loan" is a Mortgage Loan with respect to which the Servicer has determined that all recoverable liquidation and insurance proceeds have been received or the Issuer has accepted payment by a Mortgagor in consideration for the release of the Mortgage in an amount equal to less than the outstanding principal balance of the Mortgage Loan as a result of a determination that liquidation expenses for such Mortgage Loan would exceed the amount by which the cash portion of such payment is less than the outstanding principal balance of such Mortgage Loan.

     A "Liquidated Loan Loss" on a Liquidated Loan is equal to the excess, if any, of (i) the unpaid principal balance of such Liquidated Loan, plus interest thereon in accordance with the amortization schedule at the Note Rate through the last day of the month in which such Mortgage Loan was liquidated, over (ii) net Liquidation Proceeds. For purposes of calculating the amount of any Liquidated Loan Loss, all net Liquidation Proceeds (after reimbursement to the Servicer and the Trustee for any previously unreimbursed related advances and related liquidation expenses) will be applied first to accrued interest and then to the unpaid principal balance of the Liquidated Loan. "Liquidation Proceeds" are all amounts received by the Servicer in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof. A "Special Hazard Loss" is a Liquidated Loan Loss occurring as a result of a Special Hazard. "Special Hazards" are all risks of direct physical loss or damage which occur from any cause excluding (a) the extraordinary events referred to in the last paragraph under "--Subordination--Allocation of Losses" and (b) any risk of direct physical loss or damage that is insured against under either (i) the Mortgagor's homeowner's policy, fire insurance policy, flood insurance (if otherwise required) and extended coverage policies (if any), as required to be maintained pursuant to the applicable Mortgage Loan or (ii) hazard insurance with respect to such Mortgaged Property which is required to be maintained by the Servicer under the Pooling Agreement. A "Fraud Loss" is a Liquidated Loan Loss incurred on a Liquidated Loan as to which there was fraud in the origination of such Mortgage Loan. A "Bankruptcy Loss" is a loss attributable to certain actions which may be taken by a bankruptcy court in connection with a Mortgage Loan, including a reduction by a bankruptcy court of the principal balance of or the interest rate on a Mortgage Loan or an extension of its maturity. A "Debt Service Reduction" means a reduction in the amount of monthly payments due to certain bankruptcy proceedings, but does not include any permanent forgiveness of principal. A "Deficient Valuation" with respect to a Mortgage Loan means a valuation by a court of the Mortgaged Property in an amount less than the outstanding indebtedness under the Mortgage Loan or any reduction in the amount of monthly payments that result in a permanent forgiveness of principal, which valuation or reduction results from a bankruptcy proceeding. Liquidated Loan Losses (including Special Hazard Losses and Fraud Losses) and Bankruptcy Losses are referred to herein as "Realized Losses."

     The "Class A Percentage" for any Distribution Date occurring prior to the Subordination Depletion Date is the percentage, which in no event will exceed 100%, obtained by dividing the Class A Stated Amount (after subtracting the Stated Amount of the Class A-22 CitiCertificates) by the Non-PO Pool Adjusted Balance, both as of the immediately preceding Distribution Date (after taking into account distributions in reduction of Stated Amount and the allocation of any losses on such date). The Class A Percentage for the first Distribution Date is expected to be between 94.99% and 96.99%. The Class A Percentage will decrease as a result of the allocation of certain unscheduled payments in respect of principal according to the Class A Prepayment Percentage for a specified period to the Class A CitiCertificates and will increase as a result of the allocation of Realized Losses to the Subordinated CitiCertificates.

     The "Class A Prepayment Percentage" for any Distribution Date occurring during the five years beginning on the first Distribution Date will, except as provided below, equal 100%. Thereafter, the Class A Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of certain unscheduled payments in respect of principal will have the effect of accelerating the amortization of the Class A CitiCertificates (other than the Class A-18, Class A-21 and Class A-22 CitiCertificates) while, in the absence of Realized Losses, increasing the respective interest in the Trust evidenced by the Class M and Class B CitiCertificates. Increasing the respective interest of the Class M and Class B CitiCertificates relative to that of the Class A CitiCertificates is intended to preserve the availability of the subordination provided by the Class M and Class B CitiCertificates. See "--Subordination" below.

     The Class A Prepayment Percentage for any Distribution Date occurring during the periods set forth below will be as follows:

         PERIOD (DATES INCLUSIVE)                      CLASS A PREPAYMENT PERCENTAGE
         ------------------------                      -----------------------------
        September 2003-August 2004 ..............  Class A Percentage plus 70% of the
                                                    Subordinated CitiCertificate Percentage

        September 2004-August 2005 ..............  Class A Percentage plus 60% of the
                                                    Subordinated CitiCertificate Percentage

        September 2005-August 2006 ..............  Class A Percentage plus 40% of the
                                                    Subordinated CitiCertificate Percentage

        September 2006-August 2007 ..............  Class A Percentage plus 20% of the
                                                    Subordinated CitiCertificate Percentage

        September 2007 and thereafter ...........  Class A Percentage

     Notwithstanding the foregoing, if the Class A Percentage on any Distribution Date exceeds the initial Class A Percentage, the Class A Prepayment Percentage for such Distribution Date will once again equal 100%. See "--Prepayment and Yield Considerations" herein and "PREPAYMENT AND YIELD CONSIDERATIONS" in the Prospectus.

     In addition, no reduction of the Class A Prepayment Percentage will occur on a Distribution Date unless the following tests are satisfied: (i) as of the first Distribution Date as to which any such reduction applies, either (A) the Adjusted Balance of the Mortgage Loans delinquent 60 days or more (including, for this purpose, Mortgage Loans in foreclosure and real estate owned by the Trust as a result of Mortgagor default) averaged over the last six months, as a percentage of the sum of the Class M Stated Amount and the Class B Stated Amount averaged over the last six months, is less than 50% or (B) the Adjusted Balance of such delinquent Mortgage Loans averaged over such period, as a percentage of the Adjusted Balance of all Mortgage Loans averaged over such period, is less than 2%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans are less than (a) with respect to each Distribution Date in September 2003 through August 2004, inclusive, 30% of the aggregate Initial Stated Amount of the Class M and Class B CitiCertificates (the "Original Subordinated Stated Amount"), (b) with respect to each Distribution Date in September 2004 through August 2005, inclusive, 35% of the Original Subordinated Stated Amount, (c) with respect to each Distribution Date in September 2005 through August 2006, inclusive, 40% of the Original Subordinated Stated Amount, (d) with respect to each Distribution Date in September 2006 through August 2007, inclusive, 45% of the Original Subordinated Stated Amount, and (e) with respect to each Distribution Date in September 2007 and thereafter, 50% of the Original Subordinated Stated Amount.

     The "Subordinated CitiCertificate Percentage" for any Distribution Date will be calculated as the difference between 100% and the Class A Percentage for such date. The Subordinated CitiCertificate Percentage on the Closing Date is expected to be between 3.01% and 5.01%.

     The "Subordinated Prepayment Percentage" for any Distribution Date will be calculated as the difference between 100% and the Class A Prepayment Percentage for each date.

     The "Class M Percentage" shall be equal to the percentage calculated by multiplying (i) the Subordinated CitiCertificate Percentage by (ii) a fraction, the numerator of which is the Class M Stated Amount and the denominator of which is the sum of the Class M Stated Amount and the Class B Subclass Stated Amount of each Class B Subclass eligible to receive distributions in reduction of Stated Amount, each as of the immediately preceding Distribution Date (after taking into account distributions in reduction of Stated Amount and the allocation of losses on such date).

     The "Class M Prepayment Percentage" shall be equal to the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class M Stated Amount and the denominator of which is the sum of the Class M Stated Amount and the Class B Subclass Stated Amount of each Class B Subclass eligible to receive distributions in reduction of Stated Amount, each as of the immediately preceding Distribution Date (after taking into account distributions in reduction of Stated Amount and the allocation of losses on such date).

     The "Class B Percentage" for any Distribution Date will be calculated as the difference between the Subordinated CitiCertificate Percentage and the Class M Percentage.

     The "Class B Prepayment Percentage" for any Distribution Date will be calculated as the difference between the Subordinated Prepayment Percentage and the Class M Prepayment Percentage.

     The "Offered Class B Subclass Percentage" for each Offered Class B Subclass shall be equal to, on any Distribution Date, the percentage calculated by multiplying (i) the Class B Percentage by (ii) a fraction, the numerator of which is the Offered Class B Subclass Stated Amount of such Offered Class B Subclass and the denominator of which is the aggregate Stated Amounts of the Class B Subclasses (eligible to receive distributions in reduction of Stated Amount for such Distribution Date), each as of the immediately preceding Distribution Date (after taking into account distributions in reduction of Stated Amount and the allocation of any losses on such date); provided that in the event a particular Offered Class B Subclass is ineligible to receive distributions in reduction of Stated Amount on such Distribution Date, its Offered Class B Subclass Percentage will be 0% for such Distribution Date.

     The "Offered Class B Subclass Prepayment Percentage" for each Offered Class B Subclass shall be equal to, on any Distribution Date, the percentage calculated by multiplying (i) the Class B Prepayment Percentage by (ii) a fraction, the numerator of which is the Stated Amount of such Offered Class B Subclass and the denominator of which is the aggregate Stated Amounts of the Class B Subclasses (eligible to receive distributions in reduction of Stated Amount for such Distribution Date), each as of the immediately preceding Distribution Date (after taking into account distribution in reduction of Stated Amount and the allocation of any losses on such date); provided that in the event an Offered Class B Subclass is ineligible to receive distributions in reduction of Stated Amount on such Distribution Date, such Offered Class B Subclass Prepayment Percentage will be 0% for such Distribution Date.

     In the event that on any Distribution Date, the Current Class M Subordination Level is less than the original Class M Subordination Level, then the Class B CitiCertificates will not be entitled to any distributions in reduction of Stated Amount on such Distribution Date and all of such distributions will instead be allocated in reduction of the Stated Amount of the Class M CitiCertificates. The original Class M Subordination Level is expected to be between 1.15% and 3.15%.

     In the event that on any Distribution Date, the Current Class M Subordination Level equals or exceeds its original percentage but the Current Class B-1 Subordination Level is less than the original Class B-1 Subordination Level, then the Class B-2, Class B-3, Class B-4 and Class B-5 CitiCertificates will not be entitled to any distributions in reduction of Stated Amount on such Distribution Date and all of such distributions will instead be allocated in reduction of the Stated Amount of the Class M and Class B-1 CitiCertificates. The original Class B-1 Subordination Level is expected to be between 0.75% and 1.75%.

     In the event that on any Distribution Date, the Current Class M and Class B-1 Subordination Levels equal or exceed their original percentages but the Current Class B-2 Subordination Level is less than the original Class B-2 Subordination Level, then the Class B-3, Class B-4 and Class B-5 CitiCertificates will not be entitled to any distributions in reduction of Stated Amount on such Distribution Date, and all of such distributions will instead be allocated in reduction of the Stated Amounts of the Class M, Class B-1 and Class B-2 CitiCertificates. The original Class B-2 Subordination Level is expected to be between 0.60% and 1.00%.

     In the event that on any Distribution Date, the Current Class M, Class B-1 and Class B-2 Subordination Levels equal or exceed their original percentages but the Current Class B-3 Subordination Level is less than the original Class B-3 Subordination Level, then the Class B-4 and Class B-5 CitiCertificates will not be entitled to any distributions in reduction of Stated Amount on such Distribution Date, and all of such distributions will instead be allocated in reduction of the Stated Amounts of the Class M, Class B-1, Class B-2 and Class B-3 CitiCertificates. The original Class B-3 Subordination Level is expected to be between 0.25% and 0.65%.

     In the event that on any Distribution Date, the Current Class M, Class B-1, Class B-2 and Class B-3 Subordination Levels equal or exceed their original percentages but the Current Class B-4 Subordination Level is less than the original Class B-4 Subordination Level, then the Class B-5 CitiCertificates will not be entitled to any distributions in reduction of Stated Amount on such Distribution Date, and all of such distributions will instead be allocated in reduction of the Stated Amounts of the Class M, Class B-1, Class B-2, Class B-3 and Class B-4 CitiCertificates. The original Class B-4 Subordination Level is expected to be between 0.10% and 0.40%.

     On any Distribution Date on which the Stated Amounts of the Class M and Class B CitiCertificates have been reduced to zero, the Class A Non-PO Principal Amount will be distributed pro rata to each Class A Subclass (other than the Class A-22 CitiCertificates) notwithstanding the priorities described above. Under the circumstances described in this paragraph, the amount allocated to each such Class A Subclass will be distributed pro rata among holders of CitiCertificates of such Class A Subclass.

The PAC Certificates

     On each Distribution Date, the Class A Principal Distribution Amount will be allocated among the Class A Subclasses as described under "--Distributions in Reduction of Stated Amount". To the extent that funds are available to make distributions in reduction of the Stated Amounts of the PAC Certificates on each Distribution Date, the PAC Certificates will be entitled to receive their PAC Balance Amounts, if any, for such Distribution Date as determined by reference to the Planned Balances set forth in the table below.

     The Planned Balances for each Class A Subclass of the PAC Certificates on each Distribution Date were calculated assuming that: (i) the Mortgage Loans and the CitiCertificates have the characteristics set forth in the Structuring Assumptions described under the heading "--Weighted Average Lives of the Offered CitiCertificates," and (ii) the Mortgage Loans are prepaid at any constant rate within the range of 100% to 400% of the Prepayment Model.

     It is extremely unlikely that the Mortgage Loans will prepay at a constant percentage of the Prepayment Model. In addition, some or all of the other assumptions stated above that are used in preparing the following table are unlikely to reflect actual experience. Accordingly, there is no assurance that the Stated Amount of a Class A Subclass of the PAC Certificates will conform on any Distribution Date to the applicable level set forth in such table. In addition, if the portion of the Class A Non-PO Principal Amount available to make distributions in reduction of the Stated Amounts of the PAC Certificates exceeds the amount necessary to pay the PAC Balance Amounts for the PAC Certificates on any Distribution Date, the excess will be allocated on such Distribution Date to distributions in reduction of Stated Amount of the CitiCertificates in accordance with the priorities described herein, and will not be retained for distribution on subsequent Distribution Dates. See "--Distributions in Reduction of Stated Amount" above. Accordingly, if principal prepayments on the Mortgage Loans do not occur at a constant rate within the range specified in the preceding paragraph, the amount available on subsequent Distribution Dates for payment of the PAC Certificates may be less than the PAC Balance Amounts for such Distribution Dates, even if on average prepayments on the Mortgage Loans do occur at such a constant rate. Distributions in reduction of Stated Amount of a Class A Subclass of the PAC Certificates may reduce the Stated Amount of such CitiCertificates to zero significantly earlier or later than the Distribution Date specified herein. See "--Weighted Average Lives of the Offered CitiCertificates" below for a further discussion of the effect of prepayments on the Mortgage Loans on the rate of distributions in reduction of Stated Amount and on the weighted average lives of the CitiCertificates.

   The following table sets forth the Planned Balances for the PAC Certificates and the indicated Distribution Dates.

                                PLANNED BALANCES


                              CLASS A-1              CLASS A-2              CLASS A-3
                          CITICERTIFICATES        CITICERTIFICATES       CITICERTIFICATES
DISTRIBUTION DATE          PLANNED BALANCE         PLANNED BALANCE        PLANNED BALANCE
-----------------         ----------------        ----------------       -----------------
September 25, 1998 ......  $20,055,000.00          $25,000,000.00         $23,443,000.00
October 25, 1998 ........   20,055,000.00           25,000,000.00          23,443,000.00
November 25, 1998 .......   20,055,000.00           25,000,000.00          23,443,000.00
December 25, 1998 .......   20,055,000.00           25,000,000.00          23,443,000.00
January 25, 1999 ........   20,055,000.00           25,000,000.00          23,443,000.00
February 25, 1999 .......   20,055,000.00           25,000,000.00          23,443,000.00
March 25, 1999 ..........   20,055,000.00           25,000,000.00          23,443,000.00
April 25, 1999 ..........   20,055,000.00           25,000,000.00          23,443,000.00
May 25, 1999 ............   20,055,000.00           25,000,000.00          23,443,000.00
June 25, 1999 ...........   20,055,000.00           25,000,000.00          23,443,000.00
July 25, 1999 ...........   20,055,000.00           25,000,000.00          23,443,000.00
August 25, 1999 .........   19,875,026.59           24,536,425.65          23,443,000.00
September 25, 1999 ......   19,685,594.24           24,048,486.99          23,443,000.00
October 25, 1999 ........   19,486,780.16           23,536,382.93          23,443,000.00
November 25, 1999 .......   19,278,666.42           23,000,324.88          23,443,000.00
December 25, 1999 .......   19,061,339.92           22,440,536.67          23,443,000.00
January 25, 2000 ........   18,834,892.31           21,857,254.36          23,443,000.00
February 25, 2000 .......   18,599,419.94           21,250,726.13          23,443,000.00
March 25, 2000 ..........   18,355,023.80           20,621,212.09          23,443,000.00
April 25, 2000 ..........   18,101,809.42           19,968,984.09          23,443,000.00
May 25, 2000 ............   17,839,886.83           19,294,325.55          23,443,000.00
June 25, 2000 ...........   17,569,370.48           18,597,531.26          23,443,000.00
July 25, 2000 ...........   17,290,379.14           17,878,907.15          23,443,000.00
August 25, 2000 .........   17,003,035.84           17,138,770.11          23,443,000.00
September 25, 2000 ......   16,707,467.77           16,377,447.73          23,443,000.00
October 25, 2000 ........   16,403,806.16           15,595,278.08          23,443,000.00
November 25, 2000 .......   16,092,186.23           14,792,609.46          23,443,000.00
December 25, 2000 .......   15,772,747.09           13,969,800.14          23,443,000.00
January 25, 2001 ........   15,454,393.08           13,149,785.91          23,443,000.00
February 25, 2001 .......   15,137,652.96           12,333,928.72          23,443,000.00
March 25, 2001 ..........   14,822,518.54           11,522,207.48          23,443,000.00
April 25, 2001 ..........   14,508,981.66           10,714,601.17          23,443,000.00
May 25, 2001 ............   14,197,034.21            9,911,088.90          23,443,000.00
June 25, 2001 ...........   13,886,668.11            9,111,649.88          23,443,000.00
July 25, 2001 ...........   13,577,875.35            8,316,263.45          23,443,000.00
August 25, 2001 .........   13,270,647.93            7,524,909.03          23,443,000.00
September 25, 2001 ......   12,964,977.93            6,737,566.16          23,443,000.00
October 25, 2001 ........   12,660,857.42            5,954,214.50          23,443,000.00
November 25, 2001 .......   12,358,278.57            5,174,833.80          23,443,000.00
December 25, 2001 .......   12,057,233.54            4,399,403.93          23,443,000.00
January 25, 2002 ........   11,757,714.56            3,627,904.85          23,443,000.00
February 25, 2002 .......   11,459,713.90            2,860,316.63          23,443,000.00
March 25, 2002 ..........   11,163,223.86            2,096,619.47          23,443,000.00
April 25, 2002 ..........   10,868,236.78            1,336,793.63          23,443,000.00
May 25, 2002 ............   10,574,745.06              580,819.51          23,443,000.00
June 25, 2002 ...........   10,111,418.71                    0.00          23,443,000.00
July 25, 2002 ...........    9,072,565.90                    0.00          23,443,000.00
August 25, 2002 .........    8,038,979.33                    0.00          23,443,000.00
September 25, 2002 ......    7,010,632.36                    0.00          23,443,000.00
October 25, 2002 ........    5,987,498.45                    0.00          23,443,000.00
November 25, 2002 .......    4,969,551.25                    0.00          23,443,000.00
December 25, 2002 .......    3,956,764.50                    0.00          23,443,000.00
January 25, 2003 ........    2,949,112.10                    0.00          23,443,000.00
February 25, 2003 .......    1,946,568.11                    0.00          23,443,000.00
March 25, 2003 ..........      949,106.69                    0.00          23,443,000.00
April 25, 2003 ..........            0.00                    0.00          23,399,702.15
May 25, 2003 ............            0.00                    0.00          22,412,328.95
June 25, 2003                        0.00                    0.00          21,429,961.66

                              CLASS A-1              CLASS A-2              CLASS A-3
                          CITICERTIFICATES        CITICERTIFICATES       CITICERTIFICATES
DISTRIBUTION DATE          PLANNED BALANCE         PLANNED BALANCE        PLANNED BALANCE
-----------------         ----------------        ----------------       -----------------
July 25, 2003 ...........  $         0.00          $         0.00         $20,452,575.00
August 25, 2003 .........            0.00                    0.00          19,480,143.83
September 25, 2003 ......            0.00                    0.00          18,652,572.43
October 25, 2003 ........            0.00                    0.00          17,829,916.53
November 25, 2003 .......            0.00                    0.00          17,012,152.27
December 25, 2003 .......            0.00                    0.00          16,199,255.95
January 25, 2004 ........            0.00                    0.00          15,391,204.00
February 25, 2004 .......            0.00                    0.00          14,587,972.96
March 25, 2004 ..........            0.00                    0.00          13,789,539.54
April 25, 2004 ..........            0.00                    0.00          12,995,880.54
May 25, 2004 ............            0.00                    0.00          12,206,972.91
June 25, 2004 ...........            0.00                    0.00          11,422,793.73
July 25, 2004 ...........            0.00                    0.00          10,643,320.20
August 25, 2004 .........            0.00                    0.00           9,868,529.67
September 25, 2004 ......            0.00                    0.00           9,170,374.31
October 25, 2004 ........            0.00                    0.00           8,495,843.60
November 25, 2004 .......            0.00                    0.00           7,844,320.64
December 25, 2004 .......            0.00                    0.00           7,215,203.41
January 25, 2005 ........            0.00                    0.00           6,607,904.36
February 25, 2005 .......            0.00                    0.00           6,021,850.11
March 25, 2005 ..........            0.00                    0.00           5,456,481.12
April 25, 2005 ..........            0.00                    0.00           4,911,251.32
May 25, 2005 ............            0.00                    0.00           4,385,627.86
June 25, 2005 ...........            0.00                    0.00           3,879,090.76
July 25, 2005 ...........            0.00                    0.00           3,391,132.62
August 25, 2005 .........            0.00                    0.00           2,921,258.34
September 25, 2005 ......            0.00                    0.00           2,666,749.12
October 25, 2005 ........            0.00                    0.00           2,424,337.45
November 25, 2005 .......            0.00                    0.00           2,190,054.45
December 25, 2005 .......            0.00                    0.00           1,962,298.23
January 25, 2006 ........            0.00                    0.00           1,740,902.15
February 25, 2006 .......            0.00                    0.00           1,525,703.59
March 25, 2006 ..........            0.00                    0.00           1,316,543.92
April 25, 2006 ..........            0.00                    0.00           1,113,268.38
May 25, 2006 ............            0.00                    0.00             915,725.98
June 25, 2006 ...........            0.00                    0.00             723,769.41
July 25, 2006 ...........            0.00                    0.00             537,254.96
August 25, 2006 .........            0.00                    0.00             356,042.45
September 25, 2006 ......            0.00                    0.00             331,611.51
October 25, 2006 ........            0.00                    0.00             308,299.40
November 25, 2006 .......            0.00                    0.00             286,069.84
December 25, 2006 .......            0.00                    0.00             264,887.56
January 25, 2007 ........            0.00                    0.00             244,718.32
February 25, 2007 .......            0.00                    0.00             225,528.84
March 25, 2007 ..........            0.00                    0.00             207,286.79
April 25, 2007 ..........            0.00                    0.00             189,960.76
May 25, 2007 ............            0.00                    0.00             173,520.23
June 25, 2007 ...........            0.00                    0.00             157,935.57
July 25, 2007 ...........            0.00                    0.00             143,178.00
August 25, 2007 .........            0.00                    0.00             129,219.55
September 25, 2007 ......            0.00                    0.00             123,458.24
October 25, 2007 ........            0.00                    0.00             117,833.77
November 25, 2007 .......            0.00                    0.00             112,342.95
December 25, 2007 .......            0.00                    0.00             106,982.65
January 25, 2008 ........            0.00                    0.00             101,749.81
February 25, 2008 .......            0.00                    0.00              96,641.45
March 25, 2008 ..........            0.00                    0.00              91,654.64
April 25, 2008 ..........            0.00                    0.00              86,786.54


                              CLASS A-1              CLASS A-2              CLASS A-3
                          CITICERTIFICATES        CITICERTIFICATES       CITICERTIFICATES
DISTRIBUTION DATE          PLANNED BALANCE         PLANNED BALANCE        PLANNED BALANCE
-----------------         ----------------        ----------------       -----------------
May 25, 2008 ............  $         0.00          $         0.00         $    82,034.36
June 25, 2008 ...........            0.00                    0.00              77,395.40
July 25, 2008 ...........            0.00                    0.00              72,866.98
August 25, 2008 .........            0.00                    0.00              68,446.53
September 25, 2008 ......            0.00                    0.00              64,131.50
October 25, 2008 ........            0.00                    0.00              59,919.42
November 25, 2008 .......            0.00                    0.00              55,807.87
December 25, 2008 .......            0.00                    0.00              51,794.49
January 25, 2009 ........            0.00                    0.00              47,876.98
February 25, 2009 .......            0.00                    0.00              44,053.09
March 25, 2009 ..........            0.00                    0.00              40,320.60
April 25, 2009 ..........            0.00                    0.00              36,677.38
May 25, 2009 ............            0.00                    0.00              33,121.33

                              CLASS A-1              CLASS A-2              CLASS A-3
                          CITICERTIFICATES        CITICERTIFICATES       CITICERTIFICATES
DISTRIBUTION DATE          PLANNED BALANCE         PLANNED BALANCE        PLANNED BALANCE
-----------------         ----------------        ----------------       -----------------
June 25, 2009 ...........  $         0.00          $         0.00         $    29,650.38
July 25, 2009 ...........            0.00                    0.00              26,262.55
August 25, 2009 .........            0.00                    0.00              22,955.88
September 25, 2009 ......            0.00                    0.00              19,728.45
October 25, 2009 ........            0.00                    0.00              16,578.40
November 25, 2009 .......            0.00                    0.00              13,503.90
December 25, 2009 .......            0.00                    0.00              10,503.18
January 25, 2010 ........            0.00                    0.00               7,574.50
February 25, 2010 .......            0.00                    0.00               4,716.15
March 25, 2010 ..........            0.00                    0.00               1,926.49
April 25, 2010 and
 thereafter .............            0.00                    0.00                   0.00

  The TAC Certificates

     On each Distribution Date, the Class A Principal Distribution Amount will be allocated among the Class A Subclasses as described above under "--Distributions in Reduction of Stated Amount." To the extent that funds are available to make distributions in reduction of the Stated Amounts of the TAC Certificates on each Distribution Date, the TAC Certificates will be entitled to receive their TAC Balance Amounts, Schedule I TAC Balance Amounts or Schedule II TAC Balance Amounts, if any, for such Distribution Date as determined by reference to the Targeted Balances, Schedule I Targeted Balances and Schedule II Targeted Balances set forth in the table below.

     The Targeted Balances, the Schedule I Targeted Balances and the Schedule II Targeted Balances for the TAC Certificates on each Distribution Date were calculated assuming that: (i) the Mortgage Loans and the CitiCertificates have the characteristics set forth in the Structuring Assumptions described under the heading "--Weighted Average Lives of the Offered CitiCertificates," and (ii) the Mortgage Loans are prepaid, in the case of the Class A-5, Class A-6 and Class A-7 CitiCertificates, at a constant rate equal to 125% of the Prepayment Model in the case of Schedule I Targeted Balances and 275% of the Prepayment Model in the case of the Schedule II Targeted Balances, and in the case of the Class A-12, Class A-13 and Class A-14 CitiCertificates, at a constant rate equal to 115% of the Prepayment Model.

     It is extremely unlikely that the Mortgage Loans will prepay at a constant percentage of the Prepayment Model. In addition, some or all of the other assumptions stated above that are used in preparing the following table are unlikely to reflect actual experience. Accordingly, there is no assurance that the Stated Amount of a Class A Subclass of the TAC Certificates will conform on any Distribution Date to the applicable level set forth in such table. In addition, if the portion of the Class A Non-PO Principal Amount available to make distributions in reduction of Stated Amounts of the TAC Certificates plus the Accretion Distribution Amounts for such Distribution Date exceeds the amount necessary to pay the TAC Balance Amounts, Schedule I TAC Balance Amounts or
Schedule II TAC Balance Amounts, for the TAC Certificates on any Distribution Date, the excess will be allocated on such Distribution Date to distributions in reduction of Stated Amount of the CitiCertificates in accordance with the priorities described herein, and will not be retained for distribution on subsequent Distribution Dates. See "--Distributions in Reduction of Stated Amount" above. Accordingly, for example, if principal prepayments on the Mortgage Loans do not occur at a constant 115% of the Prepayment Model, the amount available on subsequent Distribution Dates for payment of the Class A-12, Class A-13 and Class A-14 CitiCertificates may be less than the TAC Balance Amounts for such Distribution Dates, even if on average prepayments on the Mortgage Loans do occur at 115% of the Prepayment Model. Distributions in reduction of Stated Amount of a Class A Subclass of the TAC Certificates may reduce the Stated Amounts of such CitiCertificates to zero significantly earlier or later than the Distribution Date specified herein. See "--Weighted Average Lives of the Offered CitiCertificates" below for a further discussion of the effect of prepayments on the Mortgage Loans on the rate of distributions in reduction of Stated Amount and on the weighted average lives of the CitiCertificates.

     The following table sets forth the Schedule I Targeted Balances for the Class A-5, Class A-6 and Class A-7 CitiCertificates for the indicated Distribution Dates.

                          SCHEDULE I TARGETED BALANCES

                                          CLASS A-5              CLASS A-6              CLASS A-7
                                      CITICERTIFICATES        CITICERTIFICATES       CITICERTIFICATES
                                         SCHEDULE I              SCHEDULE I             SCHEDULE I
                                          TARGETED                TARGETED               TARGETED
DISTRIBUTION DATE                         BALANCES                BALANCES               BALANCES
-----------------                     ----------------        ----------------       ----------------
September 25, 1998 ..................   $1,891,898.65          $22,000,000.00         $55,847,313.10
October 25, 1998 ....................    1,770,816.92           22,000,000.00          55,564,284.54
November 25, 1998 ...................    1,636,781.94           22,000,000.00          55,250,977.79
December 25, 1998 ...................    1,489,829.12           22,000,000.00          54,907,475.57
January 25, 1999 ....................    1,330,002.08           22,000,000.00          54,533,879.86
February 25, 1999 ...................    1,157,352.67           22,000,000.00          54,130,311.85
March 25, 1999 ......................      971,940.94           22,000,000.00          53,696,911.94
April 25, 1999 ......................      773,835.12           22,000,000.00          53,233,839.60
May 25, 1999 ........................      563,111.60           22,000,000.00          52,741,273.36
June 25, 1999 .......................      339,854.83           22,000,000.00          52,219,410.65
July 25, 1999 .......................      104,157.31           22,000,000.00          51,668,467.71
August 25, 1999 .....................       42,056.13           22,000,000.00          51,523,306.20
September 25, 1999 ..................            0.00           21,977,495.42          51,372,395.54
October 25, 1999 ....................            0.00           21,910,511.59          51,215,820.84
November 25, 1999 ...................            0.00           21,841,143.77          51,053,673.57
December 25, 1999 ...................            0.00           21,769,433.75          50,886,051.39
January 25, 2000 ....................            0.00           21,695,425.91          50,713,058.07
February 25, 2000 ...................            0.00           21,619,167.21          50,534,803.34
March 25, 2000 ......................            0.00           21,540,707.08          50,351,402.80
April 25, 2000 ......................            0.00           21,460,097.42          50,162,977.72
May 25, 2000 ........................            0.00           21,377,392.49          49,969,654.95
June 25, 2000 .......................            0.00           21,292,648.86          49,771,566.72
July 25, 2000 .......................            0.00           21,205,925.34          49,568,850.49
August 25, 2000 .....................            0.00           21,117,282.90          49,361,648.78
September 25, 2000 ..................            0.00           21,026,784.59          49,150,108.97
October 25, 2000 ....................            0.00           20,934,495.46          48,934,383.13
November 25, 2000 ...................            0.00           20,840,482.49          48,714,627.81
December 25, 2000 ...................            0.00           20,744,814.47          48,491,003.82
January 25, 2001 ....................            0.00           20,649,766.50          48,268,829.20
February 25, 2001 ...................            0.00           20,555,466.76          48,048,403.55
March 25, 2001 ......................            0.00           20,461,906.03          47,829,705.35
April 25, 2001 ......................            0.00           20,369,075.18          47,612,713.23
May 25, 2001 ........................            0.00           20,276,965.10          47,397,405.92
June 25, 2001 .......................            0.00           20,185,566.76          47,183,762.31
July 25, 2001 .......................            0.00           20,094,871.20          46,971,761.42
August 25, 2001 .....................            0.00           20,004,869.47          46,761,382.40
September 25, 2001 ..................            0.00           19,915,552.73          46,552,604.51
October 25, 2001 ....................            0.00           19,826,912.16          46,345,407.18
November 25, 2001 ...................            0.00           19,738,939.01          46,139,769.93
December 25, 2001 ...................            0.00           19,651,624.57          45,935,672.43
January 25, 2002 ....................            0.00           19,564,960.20          45,733,094.46
February 25, 2002 ...................            0.00           19,478,937.30          45,532,015.93
March 25, 2002 ......................            0.00           19,393,547.33          45,332,416.88
April 25, 2002 ......................            0.00           19,308,781.81          45,134,277.47
May 25, 2002 ........................            0.00           19,224,632.29          44,937,577.98
June 25, 2002 .......................            0.00           19,141,090.40          44,742,298.80
July 25, 2002 .......................            0.00           19,058,147.79          44,548,420.45
August 25, 2002 .....................            0.00           18,975,796.18          44,355,923.57
September 25, 2002 ..................            0.00           18,894,027.34          44,164,788.92
October 25, 2002 ....................            0.00           18,812,833.09          43,974,997.35
November 25, 2002 ...................            0.00           18,732,205.29          43,786,529.85
December 25, 2002 ...................            0.00           18,652,135.84          43,599,367.53
January 25, 2003 ....................            0.00           18,572,616.72          43,413,491.58
February 25, 2003 ...................            0.00           18,493,639.93          43,228,883.33
March 25, 2003 ......................            0.00           18,415,197.52          43,045,524.21

                                          CLASS A-5              CLASS A-6              CLASS A-7
                                      CITICERTIFICATES        CITICERTIFICATES       CITICERTIFICATES
                                         SCHEDULE I              SCHEDULE I             SCHEDULE I
                                          TARGETED                TARGETED               TARGETED
DISTRIBUTION DATE                         BALANCES                BALANCES               BALANCES
-----------------                     ----------------        ----------------       ----------------
April 25, 2003 ......................   $        0.00          $18,337,281.61         $42,863,395.77
May 25, 2003 ........................            0.00           18,259,884.34          42,682,479.64
June 25, 2003 .......................            0.00           18,182,997.90          42,502,757.59
July 25, 2003 .......................            0.00           18,106,614.54          42,324,211.48
August 25, 2003 .....................            0.00           18,030,726.54          42,146,823.28
September 25, 2003 ..................            0.00           17,961,634.57          41,985,320.81
October 25, 2003 ....................            0.00           17,892,985.59          41,824,853.81
November 25, 2003 ...................            0.00           17,824,772.00          41,665,404.55
December 25, 2003 ...................            0.00           17,756,986.27          41,506,955.41
January 25, 2004 ....................            0.00           17,689,620.90          41,349,488.85
February 25, 2004 ...................            0.00           17,622,668.43          41,192,987.46
March 25, 2004 ......................            0.00           17,556,121.45          41,037,433.88
April 25, 2004 ......................            0.00           17,489,972.58          40,882,810.90
May 25, 2004 ........................            0.00           17,424,214.49          40,729,101.37
June 25, 2004 .......................            0.00           17,358,839.89          40,576,288.23
July 25, 2004 .......................            0.00           17,293,841.52          40,424,354.55
August 25, 2004 .....................            0.00           17,229,212.17          40,273,283.45
September 25, 2004 ..................            0.00           17,153,982.52          40,097,434.13
October 25, 2004 ....................            0.00           17,073,551.62          39,909,426.90
November 25, 2004 ...................            0.00           16,988,084.25          39,709,646.94
December 25, 2004 ...................            0.00           16,897,740.99          39,498,469.58
January 25, 2005 ....................            0.00           16,802,678.30          39,276,260.53
February 25, 2005 ...................            0.00           16,703,048.61          39,043,376.13
March 25, 2005 ......................            0.00           16,599,000.43          38,800,163.51
April 25, 2005 ......................            0.00           16,490,678.45          38,546,960.88
May 25, 2005 ........................            0.00           16,378,223.61          38,284,097.69
June 25, 2005 .......................            0.00           16,261,773.20          38,011,894.85
July 25, 2005 .......................            0.00           16,141,460.94          37,730,664.94
August 25, 2005 .....................            0.00           16,017,417.07          37,440,712.41
September 25, 2005 ..................            0.00           15,851,383.15          37,052,608.12
October 25, 2005 ....................            0.00           15,683,146.80          36,659,355.64
November 25, 2005 ...................            0.00           15,513,842.74          36,263,607.42
December 25, 2005 ...................            0.00           15,343,921.90          35,866,417.44
January 25, 2006 ....................            0.00           15,173,420.56          35,467,870.57
February 25, 2006 ...................            0.00           15,002,373.92          35,068,049.04
March 25, 2006 ......................            0.00           14,830,816.08          34,667,032.59
April 25, 2006 ......................            0.00           14,658,780.09          34,264,898.46
May 25, 2006 ........................            0.00           14,486,297.97          33,861,721.50
June 25, 2006 .......................            0.00           14,313,400.72          33,457,574.18
July 25, 2006 .......................            0.00           14,140,118.38          33,052,526.71
August 25, 2006 .....................            0.00           13,966,480.02          32,646,647.05
September 25, 2006 ..................            0.00           13,766,287.50          32,178,697.02
October 25, 2006 ....................            0.00           13,566,710.55          31,712,185.92
November 25, 2006 ...................            0.00           13,367,749.75          31,247,115.05
December 25, 2006 ...................            0.00           13,169,405.41          30,783,485.15
January 25, 2007 ....................            0.00           12,971,677.59          30,321,296.37
February 25, 2007 ...................            0.00           12,774,566.13          29,860,548.34
March 25, 2007 ......................            0.00           12,578,070.65          29,401,240.13
April 25, 2007 ......................            0.00           12,382,190.52          28,943,370.34
May 25, 2007 ........................            0.00           12,186,924.93          28,486,937.03
June 25, 2007 .......................            0.00           11,992,272.85          28,031,937.79
July 25, 2007 .......................            0.00           11,798,233.05          27,578,369.74
August 25, 2007 .....................            0.00           11,604,804.09          27,126,229.56
September 25, 2007 ..................            0.00           11,426,034.33          26,708,355.24
October 25, 2007 ....................            0.00          11,247,803.63           26,291,740.97

                                          CLASS A-5              CLASS A-6              CLASS A-7
                                      CITICERTIFICATES        CITICERTIFICATES       CITICERTIFICATES
                                         SCHEDULE I              SCHEDULE I             SCHEDULE I
                                          TARGETED                TARGETED               TARGETED
DISTRIBUTION DATE                         BALANCES                BALANCES               BALANCES
-----------------                     ----------------        ----------------       ----------------
November 25, 2007 ...................   $        0.00          $11,070,105.66         $25,876,371.99
December 25, 2007 ...................            0.00           10,892,934.12          25,462,233.50
January 25, 2008 ....................            0.00           10,716,282.67          25,049,310.75
February 25, 2008 ...................            0.00           10,540,145.02          24,637,588.98
March 25, 2008 ......................            0.00           10,364,514.85          24,227,053.46
April 25, 2008 ......................            0.00           10,189,385.86          23,817,689.46
May 25, 2008 ........................            0.00           10,014,751.78          23,409,482.28
June 25, 2008 .......................            0.00            9,840,606.29          23,002,417.21
July 25, 2008 .......................            0.00            9,666,943.14          22,596,479.58
August 25, 2008 .....................            0.00            9,493,756.03          22,191,654.73
September 25, 2008 ..................            0.00            9,321,038.71          21,787,927.99
October 25, 2008 ....................            0.00            9,148,784.92          21,385,284.75
November 25, 2008 ...................            0.00            8,976,988.39          20,983,710.37
December 25, 2008 ...................            0.00            8,805,642.89          20,583,190.26
January 25, 2009 ....................            0.00            8,634,742.17          20,183,709.82
February 25, 2009 ...................            0.00            8,464,280.00          19,785,254.50
March 25, 2009 ......................            0.00            8,294,250.15          19,387,809.74
April 25, 2009 ......................            0.00            8,124,646.41          18,991,360.99
May 25, 2009 ........................            0.00            7,955,462.57          18,595,893.75
June 25, 2009 .......................            0.00            7,786,692.41          18,201,393.52
July 25, 2009 .......................            0.00            7,618,329.75          17,807,845.79
August 25, 2009 .....................            0.00            7,450,368.39          17,415,236.12
September 25, 2009 ..................            0.00            7,282,802.16          17,023,550.05
October 25, 2009 ....................            0.00            7,115,624.88          16,632,773.15
November 25, 2009 ...................            0.00            6,948,830.38          16,242,891.01
December 25, 2009 ...................            0.00            6,782,412.50          15,853,889.22
January 25, 2010 ....................            0.00            6,616,365.10          15,465,753.42
February 25, 2010 ...................            0.00            6,450,682.03          15,078,469.24
March 25, 2010 ......................            0.00            6,285,357.15          14,692,022.33
April 25, 2010 ......................            0.00            6,120,154.32          14,305,860.72
May 25, 2010 ........................            0.00            5,954,759.74          13,919,250.90
June 25, 2010 .......................            0.00            5,789,723.47          13,533,478.61
July 25, 2010 .......................            0.00            5,625,038.96          13,148,528.57
August 25, 2010 .....................            0.00            5,460,699.69          12,764,385.52
September 25, 2010 ..................            0.00            5,296,699.15          12,381,034.27

                                          CLASS A-5              CLASS A-6              CLASS A-7
                                      CITICERTIFICATES        CITICERTIFICATES       CITICERTIFICATES
                                         SCHEDULE I              SCHEDULE I             SCHEDULE I
                                          TARGETED                TARGETED               TARGETED
DISTRIBUTION DATE                         BALANCES                BALANCES               BALANCES
-----------------                     ----------------        ----------------       ----------------
October 25, 2010 ....................   $        0.00          $ 5,133,030.86         $11,998,459.63
November 25, 2010 ...................            0.00            4,969,688.33          11,616,646.48
December 25, 2010 ...................            0.00            4,806,665.13          11,235,579.74
January 25, 2011 ....................            0.00            4,643,954.80          10,855,244.35
February 25, 2011 ...................            0.00            4,481,550.93          10,475,625.29
March 25, 2011 ......................            0.00            4,319,447.10          10,096,707.61
April 25, 2011 ......................            0.00            4,157,636.94           9,718,476.35
May 25, 2011 ........................            0.00            3,996,114.06           9,340,916.61
June 25, 2011 .......................            0.00            3,834,872.10           8,964,013.53
July 25, 2011 .......................            0.00            3,673,904.72           8,587,752.27
August 25, 2011 .....................            0.00            3,513,205.58           8,212,118.05
September 25, 2011 ..................            0.00            3,352,768.38           7,837,096.08
October 25, 2011 ....................            0.00            3,192,586.80           7,462,671.65
November 25, 2011 ...................            0.00            3,032,654.57           7,088,830.06
December 25, 2011 ...................            0.00            2,872,965.41           6,715,556.63
January 25, 2012 ....................            0.00            2,713,513.05           6,342,836.75
February 25, 2012 ...................            0.00            2,554,291.25           5,970,655.79
March 25, 2012 ......................            0.00            2,395,293.78           5,598,999.20
April 25, 2012 ......................            0.00            2,236,514.41           5,227,852.42
May 25, 2012 ........................            0.00            2,077,946.93           4,857,200.95
June 25, 2012 .......................            0.00            1,919,585.15           4,487,030.30
July 25, 2012 .......................            0.00            1,761,422.89           4,117,326.00
August 25, 2012 .....................            0.00            1,603,453.96           3,748,073.64
September 25, 2012 ..................            0.00            1,445,672.22           3,379,258.81
October 25, 2012 ....................            0.00            1,288,071.50           3,010,867.13
November 25, 2012 ...................            0.00            1,130,645.67           2,642,884.25
December 25, 2012 ...................            0.00              973,388.60           2,275,295.85
January 25, 2013 ....................            0.00              816,294.17           1,908,087.62
February 25, 2013 ...................            0.00              659,356.28           1,541,245.30
March 25, 2013 ......................            0.00              502,568.82           1,174,754.62
April 25, 2013 ......................            0.00              345,925.71             808,601.36
May 25, 2013 ........................            0.00              189,420.88             442,771.31
June 25, 2013 .......................            0.00               33,048.25              77,250.28
July 25, 2013 and
 thereafter .........................            0.00                    0.00                   0.00

     The following table sets forth the Schedule II Targeted Balances for the Class A-5, Class A-6 and Class A-7 CitiCertificates for the indicated Distribution Dates.

                         SCHEDULE II TARGETED BALANCES

                                          CLASS A-5               CLASS A-6              CLASS A-7
                                      CITICERTIFICATES        CITICERTIFICATES       CITICERTIFICATES
                                         SCHEDULE II             SCHEDULE II            SCHEDULE II
                                          TARGETED                TARGETED               TARGETED
DISTRIBUTION DATE                         BALANCES                BALANCES               BALANCES
-----------------                     ----------------        ----------------       ----------------
September 25, 1998 .................    $1,891,898.65          $22,000,000.00         $55,847,313.10
October 25, 1998 ...................     1,770,816.92           22,000,000.00          55,564,284.54
November 25, 1998 ..................     1,636,781.94           22,000,000.00          55,250,977.79
December 25, 1998 ..................     1,489,829.12           22,000,000.00          54,907,475.57
January 25, 1999 ...................     1,330,002.08           22,000,000.00          54,533,879.86
February 25, 1999 ..................     1,157,352.67           22,000,000.00          54,130,311.85
March 25, 1999 .....................       971,940.94           22,000,000.00          53,696,911.94
April 25, 1999 .....................       773,835.12           22,000,000.00          53,233,839.60
May 25, 1999 .......................       563,111.60           22,000,000.00          52,741,273.36
June 25, 1999 ......................       339,854.83           22,000,000.00          52,219,410.65
July 25, 1999 ......................       104,157.31           22,000,000.00          51,668,467.71
August 25, 1999 ....................        42,056.13           22,000,000.00          51,523,306.20
September 25, 1999 .................             0.00           21,977,495.42          51,372,395.54
October 25, 1999 ...................             0.00           21,910,511.59          51,215,820.84
November 25, 1999 ..................             0.00           21,841,143.77          51,053,673.57
December 25, 1999 ..................             0.00           21,769,433.75          50,886,051.39
January 25, 2000 ...................             0.00           21,695,425.91          50,713,058.07
February 25, 2000 ..................             0.00           21,619,167.21          50,534,803.34
March 25, 2000 .....................             0.00           21,503,153.85          50,263,622.13
April 25, 2000 .....................             0.00           21,142,421.31          49,420,409.82
May 25, 2000 .......................             0.00           20,770,207.50          48,550,360.04
June 25, 2000 ......................             0.00           20,387,135.96          47,654,930.30
July 25, 2000 ......................             0.00           19,993,852.11          46,735,629.32
August 25, 2000 ....................             0.00           19,591,021.93          45,794,013.75
September 25, 2000 .................             0.00           19,179,330.37          44,831,684.73
October 25, 2000 ...................             0.00           18,759,479.90          43,850,284.27
November 25, 2000 ..................             0.00           18,332,188.91          42,851,491.59
December 25, 2000 ..................             0.00           17,898,190.07          41,837,019.28
January 25, 2001 ...................             0.00           17,473,200.64          40,843,606.49
February 25, 2001 ..................             0.00           17,058,005.34          39,873,087.48
March 25, 2001 .....................             0.00           16,652,437.26          38,925,072.09
April 25, 2001 .....................             0.00           16,256,332.08          37,999,176.24
May 25, 2001 .......................             0.00           15,869,528.06          37,095,021.84
June 25, 2001 ......................             0.00           15,491,865.95          36,212,236.67
July 25, 2001 ......................             0.00           15,123,189.00          35,350,454.30
August 25, 2001 ....................             0.00           14,763,342.90          34,509,314.02
September 25, 2001 .................             0.00           14,412,175.72          33,688,460.74
October 25, 2001 ...................             0.00           14,069,537.93          32,887,544.90
November 25, 2001 ..................             0.00           13,735,282.31          32,106,222.40
December 25, 2001 ..................             0.00           13,409,263.95          31,344,154.49
January 25, 2002 ...................             0.00           13,091,340.21          30,601,007.73
February 25, 2002 ..................             0.00           12,781,370.64          29,876,453.87
March 25, 2002 .....................             0.00           12,479,217.02          29,170,169.79
April 25, 2002 .....................             0.00           12,184,743.28          28,481,837.42
May 25, 2002 .......................             0.00           11,897,815.47          27,811,143.67
June 25, 2002 ......................             0.00           11,618,301.74          27,157,780.32
July 25, 2002 ......................             0.00           11,346,072.30          26,521,444.01
August 25, 2002 ....................             0.00           11,080,999.39          25,901,836.08
September 25, 2002 .................             0.00           10,822,957.26          25,298,662.60
October 25, 2002 ...................             0.00           10,571,822.12          24,711,634.19
November 25, 2002 ..................             0.00           10,327,472.11          24,140,466.05
December 25, 2002 ..................             0.00           10,089,787.30          23,584,877.82
January 25, 2003 ...................             0.00            9,858,649.64          23,044,593.54
February 25, 2003 ..................             0.00            9,633,942.92          22,519,341.57
March 25, 2003 .....................             0.00            9,415,552.75          22,008,854.56

                                          CLASS A-5               CLASS A-6              CLASS A-7
                                      CITICERTIFICATES        CITICERTIFICATES       CITICERTIFICATES
                                         SCHEDULE II             SCHEDULE II            SCHEDULE II
                                          TARGETED                TARGETED               TARGETED
DISTRIBUTION DATE                         BALANCES                BALANCES               BALANCES
-----------------                     ----------------        ----------------       ----------------
April 25, 2003 .....................    $        0.00          $ 9,203,366.56         $21,512,869.33
May 25, 2003 .......................             0.00            8,997,273.52          21,031,126.85
June 25, 2003 ......................             0.00            8,797,164.56          20,563,372.15
July 25, 2003 ......................             0.00            8,602,932.32          20,109,354.29
August 25, 2003 ....................             0.00            8,414,471.13          19,668,826.26
September 25, 2003 .................             0.00            8,277,930.11          19,349,661.63
October 25, 2003 ...................             0.00            8,146,564.88          19,042,595.41
November 25, 2003 ..................             0.00            8,020,276.03          18,747,395.21
December 25, 2003 ..................             0.00            7,898,965.70          18,463,832.32
January 25, 2004 ...................             0.00            7,782,537.61          18,191,681.67
February 25, 2004 ..................             0.00            7,670,897.02          17,930,721.77
March 25, 2004 .....................             0.00            7,563,950.65          17,680,734.66
April 25, 2004 .....................             0.00            7,461,606.77          17,441,505.82
May 25, 2004 .......................             0.00            7,363,775.05          17,212,824.18
June 25, 2004 ......................             0.00            7,270,366.64          16,994,482.01
July 25, 2004 ......................             0.00            7,181,294.08          16,786,274.91
August 25, 2004 ....................             0.00            7,096,471.32          16,588,001.72
September 25, 2004 .................             0.00            7,016,985.74          16,402,204.17
October 25, 2004 ...................             0.00            6,935,809.68          16,212,455.14
November 25, 2004 ..................             0.00            6,853,035.12          16,018,969.60
December 25, 2004 ..................             0.00            6,768,751.08          15,821,955.65
January 25, 2005 ...................             0.00            6,683,043.69          15,621,614.63
February 25, 2005 ..................             0.00            6,595,996.31          15,418,141.37
March 25, 2005 .....................             0.00            6,507,689.54          15,211,724.30
April 25, 2005 .....................             0.00            6,418,201.36          15,002,545.68
May 25, 2005 .......................             0.00            6,327,607.16          14,790,781.74
June 25, 2005 ......................             0.00            6,235,979.83          14,576,602.84
July 25, 2005 ......................             0.00            6,143,389.80          14,360,173.65
August 25, 2005 ....................             0.00            6,049,905.15          14,141,653.28
September 25, 2005 .................             0.00            5,938,678.44          13,881,660.85
October 25, 2005 ...................             0.00            5,827,425.85          13,621,607.92
November 25, 2005 ..................             0.00            5,717,230.84          13,364,027.08
December 25, 2005 ..................             0.00            5,608,494.02          13,109,854.77
January 25, 2006 ...................             0.00            5,501,202.33          12,859,060.45
February 25, 2006 ..................             0.00            5,395,342.53          12,611,613.17
March 25, 2006 .....................             0.00            5,290,901.20          12,367,481.57
April 25, 2006 .....................             0.00            5,187,864.78          12,126,633.92
May 25, 2006 .......................             0.00            5,086,219.54          11,889,038.17
June 25, 2006 ......................             0.00            4,985,951.62          11,654,661.91
July 25, 2006 ......................             0.00            4,887,047.05          11,423,472.47
August 25, 2006 ....................             0.00            4,789,491.72          11,195,436.89
September 25, 2006 .................             0.00            4,684,935.96          10,951,037.81
October 25, 2006 ...................             0.00            4,581,980.65          10,710,379.77
November 25, 2006 ..................             0.00            4,480,598.41          10,473,398.79
December 25, 2006 ..................             0.00            4,380,762.20          10,240,031.65
January 25, 2007 ...................             0.00            4,282,445.33          10,010,215.97
February 25, 2007 ..................             0.00            4,185,621.44           9,783,890.11
March 25, 2007 .....................             0.00            4,090,264.50           9,560,993.26
April 25, 2007 .....................             0.00            3,996,348.82           9,341,465.36
May 25, 2007 .......................             0.00            3,903,849.04           9,125,247.14
June 25, 2007 ......................             0.00            3,812,740.14           8,912,280.07
July 25, 2007 ......................             0.00            3,722,997.39           8,702,506.40
August 25, 2007 ....................             0.00            3,634,596.41           8,495,869.10
September 25, 2007 .................             0.00            3,575,481.26           8,357,687.44
October 25, 2007 ...................             0.00            3,516,925.12           8,220,812.47


                                          CLASS A-5               CLASS A-6              CLASS A-7
                                      CITICERTIFICATES        CITICERTIFICATES       CITICERTIFICATES
                                         SCHEDULE II             SCHEDULE II            SCHEDULE II
                                          TARGETED                TARGETED               TARGETED
DISTRIBUTION DATE                         BALANCES                BALANCES               BALANCES
-----------------                     ----------------        ----------------       ----------------
November 25, 2007 ..................    $        0.00          $ 3,458,917.61         $ 8,085,219.90
December 25, 2007 ..................             0.00            3,401,448.48           7,950,885.82
January 25, 2008 ...................             0.00            3,344,507.63           7,817,786.59
February 25, 2008 ..................             0.00            3,288,085.09           7,685,898.90
March 25, 2008 .....................             0.00            3,232,171.03           7,555,199.77
April 25, 2008 .....................             0.00            3,176,755.72           7,425,666.50
May 25, 2008 .......................             0.00            3,121,829.60           7,297,276.70
June 25, 2008 ......................             0.00            3,067,383.22           7,170,008.27
July 25, 2008 ......................             0.00            3,013,407.24           7,043,839.41
August 25, 2008 ....................             0.00            2,959,892.46           6,918,748.62
September 25, 2008 .................             0.00            2,906,829.80           6,794,714.65
October 25, 2008 ...................             0.00            2,854,210.30           6,671,716.57
November 25, 2008 ..................             0.00            2,802,025.11           6,549,733.69
December 25, 2008 ..................             0.00            2,750,265.51           6,428,745.62
January 25, 2009 ...................             0.00            2,698,922.88           6,308,732.22
February 25, 2009 ..................             0.00            2,647,988.71           6,189,673.62
March 25, 2009 .....................             0.00            2,597,454.63           6,071,550.20
April 25, 2009 .....................             0.00            2,547,312.35           5,954,342.62
May 25, 2009 .......................             0.00            2,497,553.70           5,838,031.77
June 25, 2009 ......................             0.00            2,448,170.61           5,722,598.80
July 25, 2009 ......................             0.00            2,399,155.12           5,608,025.09
August 25, 2009 ....................             0.00            2,350,499.37           5,494,292.28
September 25, 2009 .................             0.00            2,302,195.61           5,381,382.25
October 25, 2009 ...................             0.00            2,254,236.19           5,269,277.08
November 25, 2009 ..................             0.00            2,206,613.53           5,157,959.13
December 25, 2009 ..................             0.00            2,159,320.19           5,047,410.95
January 25, 2010 ...................             0.00            2,112,348.80           4,937,615.32
February 25, 2010 ..................             0.00            2,065,692.09           4,828,555.26
March 25, 2010 .....................             0.00            2,019,342.88           4,720,213.99
April 25, 2010 .....................             0.00            1,973,064.07           4,612,037.27

                                          CLASS A-5               CLASS A-6              CLASS A-7
                                      CITICERTIFICATES        CITICERTIFICATES       CITICERTIFICATES
                                         SCHEDULE II             SCHEDULE II            SCHEDULE II
                                          TARGETED                TARGETED               TARGETED
DISTRIBUTION DATE                         BALANCES                BALANCES               BALANCES
-----------------                     ----------------        ----------------       ----------------
May 25, 2010 .......................    $        0.00          $ 1,926,541.00         $ 4,503,289.58
June 25, 2010 ......................             0.00            1,880,322.91           4,395,254.79
July 25, 2010 ......................             0.00            1,834,402.55           4,287,915.95
August 25, 2010 ....................             0.00            1,788,772.76           4,181,256.33
September 25, 2010 .................             0.00            1,743,426.48           4,075,259.40
October 25, 2010 ...................             0.00            1,698,356.74           3,969,908.88
November 25, 2010 ..................             0.00            1,653,556.66           3,865,188.69
December 25, 2010 ..................             0.00            1,609,019.45           3,761,082.96
January 25, 2011 ...................             0.00            1,564,738.41           3,657,576.03
February 25, 2011 ..................             0.00            1,520,706.92           3,554,652.43
March 25, 2011 .....................             0.00            1,476,918.47           3,452,296.93
April 25, 2011 .....................             0.00            1,433,366.61           3,350,494.44
May 25, 2011 .......................             0.00            1,390,044.97           3,249,230.12
June 25, 2011 ......................             0.00            1,346,947.29           3,148,489.29
July 25, 2011 ......................             0.00            1,286,681.69           3,007,618.45
August 25, 2011 ....................             0.00            1,176,648.17           2,750,415.11
September 25, 2011 .................             0.00            1,067,910.00           2,496,239.63
October 25, 2011 ...................             0.00              960,444.20           2,245,038.33
November 25, 2011 ..................             0.00              854,228.15           1,996,758.29
December 25, 2011 ..................             0.00              749,239.52           1,751,347.39
January 25, 2012 ...................             0.00              645,456.36           1,508,754.25
February 25, 2012 ..................             0.00              542,857.00           1,268,928.25
March 25, 2012 .....................             0.00              441,420.11           1,031,819.50
April 25, 2012 .....................             0.00              341,124.64             797,378.84
May 25, 2012 .......................             0.00              241,949.87             565,557.83
June 25, 2012 ......................             0.00              143,875.39             336,308.72
July 25, 2012 ......................             0.00               46,881.06             109,584.48
August 25, 2012
 and thereafter ....................             0.00                    0.00                   0.00

     The following table sets forth the Targeted Balances for the Class A-12, Class A-13 and Class A-14 CitiCertificates for the indicated Distribution Dates.

                                TARGETED BALANCES

                                         CLASS A-12              CLASS A-13              CLASS A-14
                                      CITICERTIFICATES        CITICERTIFICATES        CITICERTIFICATES
DISTRIBUTION DATE                     TARGETED BALANCE        TARGETED BALANCE        TARGETED BALANCE
-----------------                     ----------------        ----------------        ----------------
September 25, 1998 ..................  $77,576,907.26          $24,939,507.09         $10,220,000.00
October 25, 1998 ....................   77,348,644.59           24,871,517.11          10,220,000.00
November 25, 1998 ...................   77,095,265.17           24,796,045.89          10,220,000.00
December 25, 1998 ...................   76,816,836.92           24,713,113.66          10,220,000.00
January 25, 1999 ....................   76,513,442.58           24,622,745.06          10,220,000.00
February 25, 1999 ...................   76,185,179.59           24,524,969.13          10,220,000.00
March 25, 1999 ......................   75,832,160.14           24,419,819.28          10,220,000.00
April 25, 1999 ......................   75,454,511.07           24,307,333.28          10,220,000.00
May 25, 1999 ........................   75,052,373.81           24,187,553.26          10,220,000.00
June 25, 1999 .......................   74,625,904.33           24,060,525.69          10,220,000.00
July 25, 1999 .......................   74,175,273.00           23,926,301.30          10,220,000.00
August 25, 1999 .....................   73,700,664.51           23,784,935.11          10,220,000.00
September 25, 1999 ..................   73,202,277.74           23,636,486.36          10,220,000.00
October 25, 1999 ....................   72,680,325.63           23,481,018.47          10,220,000.00
November 25, 1999 ...................   72,135,035.02           23,318,599.01          10,220,000.00
December 25, 1999 ...................   71,566,646.46           23,149,299.63          10,220,000.00
January 25, 2000 ....................   70,975,414.10           22,973,196.02          10,220,000.00
February 25, 2000 ...................   70,361,605.40           22,790,367.86          10,220,000.00
March 25, 2000 ......................   69,725,501.00           22,600,898.74          10,220,000.00
April 25, 2000 ......................   69,067,394.48           22,404,876.10          10,220,000.00
May 25, 2000 ........................   68,387,592.10           22,202,391.16          10,220,000.00
June 25, 2000 .......................   67,686,412.56           21,993,538.85          10,220,000.00
July 25, 2000 .......................   66,964,186.79           21,778,417.74          10,220,000.00
August 25, 2000 .....................   66,221,257.59           21,557,129.94          10,220,000.00
September 25, 2000 ..................   65,457,979.44           21,329,781.03          10,220,000.00
October 25, 2000 ....................   64,674,718.13           21,096,479.96          10,220,000.00
November 25, 2000 ...................   63,871,850.48           20,857,338.98          10,220,000.00
December 25, 2000 ...................   63,049,764.05           20,612,473.52          10,220,000.00
January 25, 2001 ....................   62,230,778.04           20,368,531.55          10,220,000.00
February 25, 2001 ...................   61,416,209.93           20,125,905.49          10,220,000.00
March 25, 2001 ......................   60,606,031.09           19,884,586.81          10,220,000.00
April 25, 2001 ......................   59,800,213.03           19,644,567.02          10,220,000.00
May 25, 2001 ........................   58,998,727.43           19,405,837.70          10,220,000.00
June 25, 2001 .......................   58,201,546.12           19,168,390.44          10,220,000.00
July 25, 2001 .......................   57,408,641.08           18,932,216.91          10,220,000.00
August 25, 2001 .....................   56,619,984.46           18,697,308.80          10,220,000.00
September 25, 2001 ..................   55,835,548.54           18,463,657.87          10,220,000.00
October 25, 2001 ....................   55,055,305.77           18,231,255.90          10,220,000.00
November 25, 2001 ...................   54,279,228.73           18,000,094.73          10,220,000.00
December 25, 2001 ...................   53,507,290.16           17,770,166.24          10,220,000.00
January 25, 2002 ....................   52,739,462.95           17,541,462.36          10,220,000.00
February 25, 2002 ...................   51,975,720.13           17,313,975.04          10,220,000.00
March 25, 2002 ......................   51,216,034.89           17,087,696.31          10,220,000.00
April 25, 2002 ......................   50,460,380.55           16,862,618.22          10,220,000.00
May 25, 2002 ........................   49,708,730.58           16,638,732.86          10,220,000.00
June 25, 2002 .......................   48,961,058.60           16,416,032.38          10,220,000.00
July 25, 2002 .......................   48,217,338.35           16,194,508.96          10,220,000.00
August 25, 2002 .....................   47,477,543.73           15,974,154.82          10,220,000.00
September 25, 2002 ..................   46,741,648.80           15,754,962.23          10,220,000.00
October 25, 2002 ....................   46,009,627.71           15,536,923.50          10,220,000.00
November 25, 2002 ...................   45,281,454.78           15,320,030.98          10,220,000.00
December 25, 2002 ...................   44,557,104.48           15,104,277.06          10,220,000.00
January 25, 2003 ....................   43,836,551.38           14,889,654.18          10,220,000.00
February 25, 2003 ...................   43,119,770.22           14,676,154.79          10,220,000.00
March 25, 2003 ......................   42,406,735.86           14,463,771.42          10,220,000.00
April 25, 2003 ......................   41,697,423.28           14,252,496.62          10,220,000.00

                                         CLASS A-12              CLASS A-13              CLASS A-14
                                      CITICERTIFICATES        CITICERTIFICATES        CITICERTIFICATES
DISTRIBUTION DATE                     TARGETED BALANCE        TARGETED BALANCE        TARGETED BALANCE
-----------------                     ----------------        ----------------        ----------------
May 25, 2003 ........................  $40,991,807.63          $14,042,322.97         $10,220,000.00
June 25, 2003 .......................   40,289,864.16           13,833,243.12          10,220,000.00
July 25, 2003 .......................   39,591,568.27           13,625,249.73          10,220,000.00
August 25, 2003 .....................   38,896,895.47           13,418,335.51          10,220,000.00
September 25, 2003 ..................   38,299,196.92           13,240,305.90          10,220,000.00
October 25, 2003 ....................   37,705,033.37           13,063,329.21          10,220,000.00
November 25, 2003 ...................   37,114,381.26           12,887,398.44          10,220,000.00
December 25, 2003 ...................   36,527,217.17           12,712,506.61          10,220,000.00
January 25, 2004 ....................   35,943,517.81           12,538,646.77          10,220,000.00
February 25, 2004 ...................   35,363,260.01           12,365,812.03          10,220,000.00
March 25, 2004 ......................   34,786,420.73           12,193,995.53          10,220,000.00
April 25, 2004 ......................   34,212,977.05           12,023,190.44          10,220,000.00
May 25, 2004 ........................   33,642,906.18           11,853,389.97          10,220,000.00
June 25, 2004 .......................   33,076,185.45           11,684,587.36          10,220,000.00
July 25, 2004 .......................   32,512,792.30           11,516,775.90          10,220,000.00
August 25, 2004 .....................   31,952,704.31           11,349,948.92          10,220,000.00
September 25, 2004 ..................   31,414,990.25           11,189,786.19          10,220,000.00
October 25, 2004 ....................   30,880,407.57           11,030,556.18          10,220,000.00
November 25, 2004 ...................   30,348,934.31           10,872,252.33          10,220,000.00
December 25, 2004 ...................   29,820,548.60           10,714,868.14          10,220,000.00
January 25, 2005 ....................   29,295,228.72           10,558,397.13          10,220,000.00
February 25, 2005 ...................   28,772,953.05           10,402,832.87          10,220,000.00
March 25, 2005 ......................   28,253,700.08           10,248,168.94          10,220,000.00
April 25, 2005 ......................   27,737,448.41           10,094,398.97          10,220,000.00
May 25, 2005 ........................   27,224,176.76            9,941,516.64          10,220,000.00
June 25, 2005 .......................   26,713,863.97            9,789,515.62          10,220,000.00
July 25, 2005 .......................   26,206,488.97            9,638,389.64          10,220,000.00
August 25, 2005 .....................   25,702,030.81            9,488,132.47          10,220,000.00
September 25, 2005 ..................   25,236,972.97            9,349,611.03          10,220,000.00
October 25, 2005 ....................   24,774,469.27            9,211,850.35          10,220,000.00
November 25, 2005 ...................   24,314,500.03            9,074,844.59          10,220,000.00
December 25, 2005 ...................   23,857,045.68            8,938,587.91          10,220,000.00
January 25, 2006 ....................   23,402,086.74            8,803,074.51          10,220,000.00
February 25, 2006 ...................   22,949,603.84            8,668,298.61          10,220,000.00
March 25, 2006 ......................   22,499,577.71            8,534,254.49          10,220,000.00
April 25, 2006 ......................   22,051,989.17            8,400,936.42          10,220,000.00
May 25, 2006 ........................   21,606,819.14            8,268,338.73          10,220,000.00
June 25, 2006 .......................   21,164,048.64            8,136,455.76          10,220,000.00
July 25, 2006 .......................   20,723,658.77            8,005,281.88          10,220,000.00
August 25, 2006 .....................   20,285,630.75            7,874,811.50          10,220,000.00
September 25, 2006 ..................   19,884,297.17            7,755,270.86          10,220,000.00
October 25, 2006 ....................   19,484,895.06            7,636,305.54          10,220,000.00
November 25, 2006 ...................   19,087,408.05            7,517,910.64          10,220,000.00
December 25, 2006 ...................   18,691,819.86            7,400,081.32          10,220,000.00
January 25, 2007 ....................   18,298,114.29            7,282,812.76          10,220,000.00
February 25, 2007 ...................   17,906,275.21            7,166,100.14          10,220,000.00
March 25, 2007 ......................   17,516,286.57            7,049,938.70          10,220,000.00
April 25, 2007 ......................   17,128,132.41            6,934,323.67          10,220,000.00
May 25, 2007 ........................   16,741,796.83            6,819,250.32          10,220,000.00
June 25, 2007 .......................   16,357,264.00            6,704,713.94          10,220,000.00
July 25, 2007 .......................   15,974,518.19            6,590,709.83          10,220,000.00
August 25, 2007 .....................   15,593,543.73            6,477,233.34          10,220,000.00
September 25, 2007 ..................   15,246,135.56            6,373,754.85          10,220,000.00
October 25, 2007 ....................   14,900,018.45            6,270,660.91          10,220,000.00
November 25, 2007 ...................   14,555,180.44            6,167,947.97          10,220,000.00
December 25, 2007 ...................   14,211,609.62            6,065,612.47          10,220,000.00

                                         CLASS A-12              CLASS A-13              CLASS A-14
                                      CITICERTIFICATES        CITICERTIFICATES        CITICERTIFICATES
DISTRIBUTION DATE                     TARGETED BALANCE        TARGETED BALANCE        TARGETED BALANCE
-----------------                     ----------------        ----------------        ----------------
January 25, 2008 ....................  $13,869,294.11          $ 5,963,650.87         $10,220,000.00
February 25, 2008 ...................   13,528,222.11            5,862,059.67          10,220,000.00
March 25, 2008 ......................   13,188,381.82            5,760,835.34          10,220,000.00
April 25, 2008 ......................   12,849,761.53            5,659,974.39          10,220,000.00
May 25, 2008 ........................   12,512,349.54            5,559,473.36          10,220,000.00
June 25, 2008 .......................   12,176,134.22            5,459,328.75          10,220,000.00
July 25, 2008 .......................   11,841,103.97            5,359,537.13          10,220,000.00
August 25, 2008 .....................   11,507,247.24            5,260,095.06          10,220,000.00
September 25, 2008 ..................   11,174,552.51            5,160,999.09          10,220,000.00
October 25, 2008 ....................   10,843,008.32            5,062,245.83          10,220,000.00
November 25, 2008 ...................   10,512,603.25            4,963,831.86          10,220,000.00
December 25, 2008 ...................   10,183,325.90            4,865,753.79          10,220,000.00
January 25, 2009 ....................    9,855,164.95            4,768,008.25          10,220,000.00
February 25, 2009 ...................    9,528,109.09            4,670,591.87          10,220,000.00
March 25, 2009 ......................    9,202,147.07            4,573,501.30          10,220,000.00
April 25, 2009 ......................    8,877,267.65            4,476,733.19          10,220,000.00
May 25, 2009 ........................    8,553,459.68            4,380,284.23          10,220,000.00
June 25, 2009 .......................    8,230,712.00            4,284,151.08          10,220,000.00
July 25, 2009 .......................    7,909,013.52            4,188,330.44          10,220,000.00
August 25, 2009 .....................    7,588,353.18            4,092,819.02          10,220,000.00
September 25, 2009 ..................    7,268,719.96            3,997,613.54          10,220,000.00
October 25, 2009 ....................    6,950,102.88            3,902,710.72          10,220,000.00
November 25, 2009 ...................    6,632,490.98            3,808,107.31          10,220,000.00
December 25, 2009 ...................    6,315,873.36            3,713,800.05          10,220,000.00
January 25, 2010 ....................    6,000,239.15            3,619,785.70          10,220,000.00
February 25, 2010 ...................    5,685,577.52            3,526,061.05          10,220,000.00
March 25, 2010 ......................    5,371,877.66            3,432,622.87          10,220,000.00
April 25, 2010 ......................    5,059,128.82            3,339,467.96          10,220,000.00
May 25, 2010 ........................    4,747,320.27            3,246,593.12          10,220,000.00
June 25, 2010 .......................    4,436,441.31            3,153,995.17          10,220,000.00
July 25, 2010 .......................    4,126,481.29            3,061,670.94          10,220,000.00
August 25, 2010 .....................    3,817,429.59            2,969,617.25          10,220,000.00
September 25, 2010 ..................    3,509,275.62            2,877,830.96          10,220,000.00
October 25, 2010 ....................    3,202,008.82            2,786,308.92          10,220,000.00
November 25, 2010 ...................    2,895,618.68            2,695,048.00          10,220,000.00
December 25, 2010 ...................    2,590,094.70            2,604,045.08          10,220,000.00
January 25, 2011 ....................    2,285,426.43            2,513,297.03          10,220,000.00
February 25, 2011 ...................    1,981,603.44            2,422,800.77          10,220,000.00
March 25, 2011 ......................    1,678,615.35            2,332,553.18          10,220,000.00




                                         CLASS A-12              CLASS A-13              CLASS A-14
                                      CITICERTIFICATES        CITICERTIFICATES        CITICERTIFICATES
DISTRIBUTION DATE                     TARGETED BALANCE        TARGETED BALANCE        TARGETED BALANCE
-----------------                     ----------------        ----------------        ----------------
April 25, 2011 ......................  $ 1,376,451.80          $ 2,242,551.18         $10,220,000.00
May 25, 2011 ........................    1,075,102.45            2,152,791.71          10,220,000.00
June 25, 2011 .......................      774,557.01            2,063,271.69          10,220,000.00
July 25, 2011 .......................      474,805.21            1,973,988.05          10,220,000.00
August 25, 2011 .....................      175,836.81            1,884,937.77          10,220,000.00
September 25, 2011 ..................            0.00            1,796,117.78          10,097,641.61
October 25, 2011 ....................            0.00            1,707,525.07           9,800,209.43
November 25, 2011 ...................            0.00            1,619,156.60           9,503,530.12
December 25, 2011 ...................            0.00            1,531,009.37           9,207,593.55
January 25, 2012 ....................            0.00            1,443,080.37           8,912,389.64
February 25, 2012 ...................            0.00            1,355,366.59           8,617,908.32
March 25, 2012 ......................            0.00            1,267,865.06           8,324,139.56
April 25, 2012 ......................            0.00            1,180,572.79           8,031,073.34
May 25, 2012 ........................            0.00            1,093,486.80           7,738,699.69
June 25, 2012 .......................            0.00            1,006,604.13           7,447,008.65
July 25, 2012 .......................            0.00              919,921.83           7,155,990.29
August 25, 2012 .....................            0.00              833,436.94           6,865,634.70
September 25, 2012 ..................            0.00              747,146.52           6,575,932.01
October 25, 2012 ....................            0.00              661,047.64           6,286,872.37
November 25, 2012 ...................            0.00              575,137.37           5,998,445.95
December 25, 2012 ...................            0.00              489,412.79           5,710,642.95
January 25, 2013 ....................            0.00              403,870.99           5,423,453.58
February 25, 2013 ...................            0.00              318,509.06           5,136,868.10
March 25, 2013 ......................            0.00              233,324.10           4,850,876.78
April 25, 2013 ......................            0.00              148,313.23           4,565,469.89
May 25, 2013 ........................            0.00               63,473.55           4,280,637.77
June 25, 2013 .......................            0.00                    0.00           3,975,172.93
July 25, 2013 .......................            0.00                    0.00           3,606,955.45
August 25, 2013 .....................            0.00                    0.00           3,239,446.40
September 25, 2013 ..................            0.00                    0.00           2,872,633.31
October 25, 2013 ....................            0.00                    0.00           2,506,503.77
November 25, 2013 ...................            0.00                    0.00           2,141,045.37
December 25, 2013 ...................            0.00                    0.00           1,776,245.73
January 25, 2014 ....................            0.00                    0.00           1,412,092.52
February 25, 2014 ...................            0.00                    0.00           1,048,573.41
March 25, 2014 ......................            0.00                    0.00             685,676.10
April 25, 2014 ......................            0.00                    0.00             323,388.33
May 25, 2014 and
 thereafter .........................            0.00                    0.00                   0.00

     DISTRIBUTIONS IN REDUCTION OF STATED AMOUNT OF THE RETAIL CITICERTIFICATES

        General

          Subject to the priorities and limitations described herein, Beneficial Owners of the Retail CitiCertificates have the right to request that distributions in reduction of Stated Amount be made with respect to their Retail CitiCertificates on each Distribution Date on which distributions in reduction of Stated Amount are made with respect to the Retail CitiCertificates. All such distributions are subject to the limitations that they are made (i) only in lots equal to $1,000 of Initial Stated Amount (each an "Individual Retail CitiCertificate") and (ii) only to the extent that the portion of the Class A Principal Distribution Amount allocated to the Retail CitiCertificates and any Insured Payment applied in reduction of the Stated Amount of the Retail CitiCertificates on the applicable Distribution Date (plus any amounts available from the Retail Cash Deposit) provides sufficient funds for such requested distributions. Interest will accrue on all Retail CitiCertificates with respect to which distributions are made through the last day of the month preceding the month in which such distributions are made.

     Notwithstanding any provisions to the contrary, if the Insurer fails to make an Insured Payment or on any Distribution Date on and after the Subordination Depletion Date, distributions in reduction of Stated Amount of the Retail CitiCertificates will be made pro rata among the holders of the Retail CitiCertificates and shall no longer be required to be made in integral multiples of $1,000 or pursuant to requested distributions or mandatory distributions by random lot. In the event that such pro rata distributions cannot be made through the facilities of DTC, the Retail CitiCertificates will be withdrawn from the facilities of DTC and Definitive Certificates will be issued to replace such withdrawn Book-Entry CitiCertificates.

     There is no assurance that a Beneficial Owner who has submitted a request for such distribution will receive such distribution within a reasonable period of time after such distribution is requested. There can be no assurance that funds will be available for making such distributions on any particular Distribution Date, or, even if funds are available for making such distributions in reduction of Stated Amount of the Retail CitiCertificates, that such distributions with respect to the Retail CitiCertificates owned by any particular Beneficial Owner will be made. See "--Weighted Average Lives of the Class A CitiCertificates" herein.

     Priority of Requested Distributions

     Subject to the limitations described herein, Beneficial Owners of Retail CitiCertificates have the right to request that distributions be made in reduction of the Stated Amount of their Retail CitiCertificates. On each Distribution Date on which distributions in reduction of Stated Amount are made on the Retail CitiCertificates, such distributions will be made in the following order of priority:

          (1) with respect to a Deceased Holder(1), any request by the personal representatives or by a surviving tenant by the entirety, by a surviving joint tenant or by a surviving tenant in common, but not exceeding an aggregate Stated Amount of $100,000 per request; and

          (2) with respect to a Beneficial Owner other than a Deceased Holder, any request not exceeding an aggregate Stated Amount of $10,000.

          Thereafter, requests for distributions in reduction of Stated Amount will be honored with respect to a Deceased Holder as provided in (1) above up to a second $100,000, and requests for such distributions will be honored with respect to a Beneficial Owner other than a Deceased Holder as provided in (2) above up to a second $10,000. This sequence of priorities will be repeated until all requests for distribution in reduction of Stated Amount have been honored.
----------
1 A "Deceased Holder" is a Beneficial Owner of a Retail CitiCertificate who was living at the time such interest was acquired and whose executor or other authorized representative causes to be furnished to DTC evidence of death satisfactory to the Trustee and any tax waivers requested by the Trustee. Retail CitiCertificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Beneficial Owner, and the Retail CitiCertificates so beneficially owned will be eligible for priority with respect to distributions in reduction of Stated Amount, subject to the limitations stated above. Retail CitiCertificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Beneficial Owners of a number of Individual Retail CitiCertificates greater than the number of Individual Retail CitiCertificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Beneficial Owner of the Retail CitiCertificates beneficially owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of the trust. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in Retail CitiCertificates will be deemed to be the death of the Beneficial Owner of such Retail CitiCertificates regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interests shall include the power to sell, transfer or otherwise dispose of a Retail CitiCertificate and the right to receive the proceeds therefrom, as well as interest and distributions in reduction of Stated Amount payable with respect thereto.

Procedure for Requested Distributions

     A Beneficial Owner of a Retail CitiCertificate may request that distributions in reduction of Stated Amount thereof be made on a Distribution Date by delivering a written request therefor, together with appropriate evidence of death and any necessary tax waivers in the case of a request by a Deceased Holder, to the Participant or Indirect Participant that maintains its account in the Retail CitiCertificates such that the request for such distribution is received by the Trustee on or before the last day of the month preceding the month in which such Distribution Date occurs. That firm should in turn make the request of DTC (or, in the case of an Indirect Participant, such firm must notify the related Participant of such request, which Participant should make the request of DTC) in the manner required under the rules and regulations of DTC's APUT system and provided to the Participant. This procedure is further discussed below under the heading "--Book-Entry Registration." Upon receipt of such request, DTC will date and time stamp such request and forward such request to the Trustee. DTC may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. Neither the Servicer nor the Trustee shall be liable for any delay by DTC, any Participant or any Indirect Participant in the delivery of requests for distributions to the Trustee. The Servicer will instruct the Trustee that requests for distributions are to be honored in the order of their receipt (subject to the priorities described above). The exact procedures to be followed by the Trustee for purposes of determining the order of receipt of such requests will be those established from time to time by the Trustee, acting in conjunction with DTC. Requests for distributions in reduction of Stated Amount received by DTC and forwarded to the Trustee after the last day of the month preceding the month in which a Distribution Date occurs and requests for distributions received in a timely manner but not accepted with respect to a given Distribution Date, will be treated as requests for distributions on the next succeeding Distribution Date and each succeeding Distribution Date thereafter until each request is accepted or is withdrawn as described below. Each request for distributions in reduction of Stated Amount of a Retail CitiCertificate submitted by a Beneficial Owner will be held by the Trustee until such request has been accepted or has been withdrawn in writing. Each Individual Retail CitiCertificate covered by such request will continue to bear interest at the related Stated Rate through the last day of the month preceding the month in which such Distribution Date occurs.

     With respect to Retail CitiCertificates as to which Beneficial Owners have requested distributions on a particular Distribution Date on which distributions in reduction of Stated Amount of the Retail CitiCertificates are being made, DTC and its Participants will be notified prior to such Distribution Date whether, and the extent to which, such Retail CitiCertificates have been accepted for distributions. Participants and Indirect Participants holding Retail CitiCertificates are required to notify the Beneficial Owners of such CitiCertificates. It is expected that Beneficial Owners will receive such notice no later than 3 days prior to the applicable Distribution Date. Individual Retail CitiCertificates which have been accepted for a distribution shall be due and payable on the applicable Distribution Date and shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs.

     Any Beneficial Owner of a Retail CitiCertificate which has requested a distribution may withdraw its request by so notifying in writing the Participant or Indirect Participant that maintains such Beneficial Owner's account. In the event that such account is maintained by an Indirect Participant, such Indirect Participant must notify the related Participant which in turn must forward the withdrawal of such request, in the manner required under the rules and regulations of DTC's APUT system. If such notice of withdrawal of a request for distribution has not been received by the Trustee on or before the last day of the month preceding the month in which a Distribution Date occurs, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of Stated Amount of Retail CitiCertificates on the applicable Distribution Date.

Mandatory Distributions on Retail CitiCertificates

     To the extent, if any, that distributions in reduction of Stated Amount of the Retail CitiCertificates on a Distribution Date exceed the remaining Stated Amount of Retail CitiCertificates with respect to which distribution requests have been received by the applicable date, additional Retail CitiCertificates in lots equal to Individual Retail CitiCertificates will be selected for distributions in accordance with the then applicable established random lot procedures of DTC, and established procedures of the Participants and Indirect Participants representing the Beneficial Owners of the Retail CitiCertificates from the accounts of the Beneficial Owners. Participants and Indirect Participants holding Retail CitiCertificates selected for mandatory distributions in reduction of Stated Amount are required to provide notice of such mandatory distributions to the affected Beneficial Owners.

     It is expected that mandatory distributions in reduction of Stated Amount of Retail CitiCertificates are most likely to occur when prevailing interest rates substantially decline relative to the Stated Rate on the Retail CitiCertificates. Under such conditions, it is anticipated that fewer Beneficial Owners would request distributions in reduction of Stated Amount and mortgagors would be more likely to prepay the Mortgage Loans. Owners of Retail CitiCertificates with respect to which such distributions have been made may not be able to reinvest the proceeds of such distributions at interest rates equal to the Stated Rate on the Retail CitiCertificates.

SUBORDINATION

     The rights of holders of the Class M CitiCertificates to receive distributions with respect to the Mortgage Loans will be subordinated to such rights of holders of Class A and Unoffered Class A-IO CitiCertificates to the extent described below, the rights of holders of the Class B CitiCertificates to receive distributions with respect to the Mortgage Loans will be subordinated to such rights of holders of Class A, Unoffered Class A-IO and Class M CitiCertificates to the extent described below and the rights of the holders of the Class B Subclasses with numerically higher designations to receive distributions with respect to the Mortgage Loans will be subordinated to such rights of holders of Class B Subclasses with numerically lower designations to the extent described below. This subordination is intended to enhance the likelihood of timely receipt by holders of the Class A and Unoffered Class A-IO CitiCertificates (to the extent of the subordination of the Class M and Class B CitiCertificates), the Class M CitiCertificates (to the extent of the subordination of the Class B CitiCertificates) and the Class B Subclasses with numerically lower numbers (to the extent of the subordination of the Class B Subclasses with numerically higher designations) of the full amount of their scheduled monthly payments of interest and principal and to afford protection against Realized Losses, as more fully described below. If Realized Losses exceed the credit support provided through subordination to the Class A, Unoffered Class A-IO or Class M CitiCertificates or numerically lower Class B Subclasses, as the case may be, or if Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses occur, all or a portion of such losses will be borne by such Class A, Unoffered Class A-IO, Class M or Class B CitiCertificates, as the case may be, as are then outstanding.

     The protection afforded to holders of the Class A and Unoffered Class A-IO CitiCertificates by means of the subordination feature will be accomplished by the preferential right of such holders to receive, prior to any distribution being made on a Distribution Date in respect of the Class M and Class B CitiCertificates, the amounts in reduction of Stated Amount and of interest due the Class A and Unoffered Class A-IO CitiCertificateholders on each Distribution Date out of the Pool Distribution Amount with respect to such date and, if necessary, by the right of such holders to receive future distributions on the Mortgage Loans that would otherwise have been payable to holders of Class M and Class B CitiCertificates.

     The Class M CitiCertificates will be entitled, on each Distribution Date, to the remaining portion, if any, of the applicable Pool Distribution Amount, after payment of the monthly premium for the Insurance Policy, the Class A Interest Amount, the Distributable Unoffered Class A-IO Interest Amount, any unreimbursed Class A and Unoffered Class A-IO Unpaid Interest Shortfall, the Class A Optimal Principal Amount and (to the extent described herein) any Unpaid PO Loss Amounts. Amounts so distributed to Class M CitiCertificateholders will not be available to cover delinquencies or Realized Losses in respect of subsequent Distribution Dates.

     The Class B CitiCertificates will be entitled, on each Distribution Date, to the remaining portion, if any, of the applicable Pool Distribution Amount, after payment of the monthly premium for the Insurance Policy, the Class A Interest Amount, the Distributable Unoffered Class A-IO Interest Amount, any unreimbursed Class A and Unoffered Class A-IO Unpaid Interest Shortfall, the Class A Optimal Principal Amount, the Class M Interest Amount, any unreimbursed Class M Unpaid Interest Shortfall, the Class M Optimal Principal Amount and (to the extent described herein) any Unpaid PO Loss Amounts. Amounts so distributed to Class B CitiCertificateholders will not be available to cover delinquencies or Realized Losses in respect of subsequent Distribution Dates.

     The protection afforded to holders of the Class B Subclasses with numerically lower designations by means of the subordination feature will be accomplished by the preferential right of such holders to receive, prior to any distribution being made on a Distribution Date in respect of the Class B Subclasses with numerically higher designations, the amounts in reduction of Stated Amount and of interest due the holders of Class B Subclasses with numerically lower designations on each Distribution Date out of the Pool Distribution Amount with respect to such date (after the payment of the monthly premium for the Insurance Policy has been made and all required payments to

Class A, Unoffered Class A-IO and Class M CitiCertificates and any Class B Subclasses with a numerically lower designation have been made) and, if necessary, by the right of such holders to receive future distributions on the Mortgage Loans that would otherwise have been payable to holders of the Class B Subclasses with numerically higher designations.

     The Class B Subclasses with numerically higher designations will be entitled, on each Distribution Date, to the remaining portion, if any, of the applicable Pool Distribution Amount, after payment of the monthly premium for the Insurance Policy, the Class A Interest Amount, the Distributable Unoffered Class A-IO Interest Amount, any unreimbursed Class A and Unoffered Class A-IO Unpaid Interest Shortfall, the Class A Optimal Principal Amount, the Class M Interest Amount, any unreimbursed Class M Unpaid Interest Shortfall, the Class M Optimal Principal Amount, any Unpaid PO Loss Amounts (but only to extent of Available PO Loss Funds) and any distributions in reduction of Stated Amount or interest as to which a Class B Subclass with a lower numerical designation is due on such date. Amounts so distributed to such Class B CitiCertificateholders will not be available to cover delinquencies or Realized Losses in respect of subsequent Distribution Dates.

Allocation of Losses

     For any Distribution Date, any "Non-PO Loss Amount" shall be equal to the applicable Non-PO Percentage of each Realized Loss (other than an Excess Special Hazard Loss, Excess Fraud Loss or Excess Bankruptcy Loss) on a Mortgage Loan.

     Non-PO Loss Amounts will not be allocated to holders of the Class A CitiCertificates until the date on which the amount of principal payments on the Mortgage Loans to which holders of the Class M and Class B CitiCertificates are entitled has been reduced to zero (the "Subordination Depletion Date"). PO Loss Amounts will be allocated to the Class A-22 CitiCertificates until the Stated Amount thereof has been reduced to zero. However, until the Subordination Depletion Date, PO Loss Amounts will ultimately be borne first by the Class B Subclasses in reverse numerical order and then by the Class M CitiCertificates, since such losses are reimbursable from certain funds otherwise distributable on the Class B and Class M CitiCertificates.

     The subordination of the Unoffered Class B CitiCertificates in favor of the Class A, Unoffered Class A-IO, Class M and Offered Class B CitiCertificates, that of the Class B-2 CitiCertificates in favor of the Class A, Unoffered Class A-IO, Class M and Class B-1 CitiCertificates, that of the Class B-1 CitiCertificates in favor of the Class A, Unoffered Class A-IO and Class M CitiCertificates, and that of the Class M CitiCertificates in favor of the Class A and Unoffered Class A-IO CitiCertificates, is effected by the allocation of Non-PO Loss Amounts first to the Unoffered Class B CitiCertificates, second to the Class B-2 CitiCertificates, third to the Class B-1 CitiCertificates and then to the Class M CitiCertificates, until, in each case, the respective Unoffered Class B Stated Amount, Class B-2 Stated Amount, Class B-1 Stated Amount and Class M Stated Amount have been reduced to zero. Non-PO Loss Amounts will be allocated to the Class M CitiCertificates only after the Stated Amount of the Class B CitiCertificates has been reduced to zero. Non-PO Loss Amounts will be allocated to the Class B-1 CitiCertificates only after the Stated Amounts of the Class B-2 and Unoffered Class B CitiCertificates have been reduced to zero and Non-PO Loss Amounts will be allocated to the Class B-2 CitiCertificates only after the Stated Amount of the Unoffered Class B CitiCertificates has been reduced to zero. The effect of such allocation of Non-PO Loss Amounts (other than Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses) to the Unoffered Class B CitiCertificates and then to the Offered Class B CitiCertificates will be to reduce future distributions to such Class B CitiCertificates, and in particular to the Unoffered Class B CitiCertificates, and to increase the relative portion of distributions allocable to the Class A, Unoffered Class A-IO and Class M CitiCertificates and the Offered Class B CitiCertificates. After the Subordination Depletion Date, the Class A and Unoffered Class A-IO CitiCertificates will bear all Realized Losses.

     The allocation of the principal portion of Realized Losses (other than a Debt Service Reduction, Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be effected, as a result of the priority of distributions described above, by the adjustment of the Stated Amount of the most subordinate of the Class B Subclasses then outstanding (that is, the Stated Amount of the Class B Subclasses in reverse numerical order), and then to the Class M CitiCertificates, in such amounts as are necessary to cause the sum of the Class A Stated Amount, the Class M Stated Amount and the Class B Stated Amount to equal the Pool Adjusted Balance.

     The interest portion of any Realized Loss occurring on or after the Subordination Depletion Date will be allocated among the outstanding Class A Subclasses and the Unoffered Class A-IO CitiCertificates, in the manner described in the second succeeding paragraph. The principal portion of any Realized Losses occurring on or after the Subordination Depletion Date will be allocated as follows: the applicable PO Percentage of any Realized Loss will be allocated to the Class A-22 CitiCertificates and the Non-PO Percentage of any Realized Loss will be allocated among the other outstanding Class A Subclasses.

     After the Subordination Depletion Date, the principal portion of Realized Losses, other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses, allocated to the Class A-16 CitiCertificates will be borne by the Class A-18 CitiCertificates and not by the Class A-16 CitiCertificates for so long as the Class A-18 CitiCertificates are outstanding.

     The principal portion of Realized Losses allocated to the Class A-19 CitiCertificates will be covered by the Insurance Policy.

     Allocations of (i) the principal portion of Debt Service Reductions prior to the Bankruptcy Termination Date, (ii) the interest portion of Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) and (iii) any interest shortfalls resulting from delinquencies for which neither the Servicer nor the Trustee advances will result from the priority of distribution of the Pool Distribution Amount first to the Class A and Unoffered Class A-IO CitiCertificates as described below, second to the Class M CitiCertificates, third to the Class B-1 CitiCertificates, fourth to the Class B-2 CitiCertificates and finally to the Unoffered Class B CitiCertificates.

     The principal portion of any Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses will be allocated as follows: the applicable PO Percentage of such Realized Losses shall be allocated to the Class A-22 CitiCertificates and the applicable Non-PO Percentage of such Realized Losses shall be allocated on a pro rata basis among the Class A Subclasses (other than the interest-only Class A-4 and Class A-20 CitiCertificates and the Class A-22 CitiCertificates) and the Class M and Class B CitiCertificates based on the aggregate Stated Amount of each such Class or Subclass or, in the case of the Class A-8, Class A-9, Class A-10 or Class A-15 CitiCertificates, the Initial Stated Amount, if lower. The interest portion of such losses with respect to the Mortgage Loans will be allocated pro rata among the Classes of CitiCertificates based on accrued interest on each such Class. Any interest losses so allocated to the Class A CitiCertificates will be allocated among the outstanding Class A Subclasses (other than the Class A-11 and Class A-22 CitiCertificates) pro rata based on interest accrued. Any losses allocated to a particular Class A Subclass will be allocated among the outstanding CitiCertificates within such Class A Subclass pro rata in accordance with their notional amount or respective Stated Amount, as the case may be. Any losses so allocated to the Unoffered Class A-IO or Class M CitiCertificates will be allocated among the outstanding Unoffered Class A-IO or Class M CitiCertificates, as the case may be, in accordance with their notional amount or respective Stated Amount, as the case may be. Any losses so allocated to the Class B CitiCertificates will be allocated among the outstanding Class B Subclasses pro rata in accordance with their then outstanding Class B Subclass Stated Amounts with respect to the principal portion of such losses and the amounts of interest accrued with respect to the interest portion of such losses, and among the outstanding CitiCertificates within each Class B Subclass pro rata in accordance with their respective Stated Amounts.

     The interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocable to the CitiCertificates will be allocated by reducing the applicable amount of accrued interest payable on the Class A, Unoffered Class A-IO, Class M and Class B CitiCertificates. Any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A-19 CitiCertificates will be covered by the Insurance Policy.

     As described above, the Pool Distribution Amount for any Distribution Date will include current receipts (other than certain unscheduled payments and recoveries in respect of principal) from the Mortgage Loans otherwise payable to holders of the Class M and Class B CitiCertificates. In general, if the Pool Distribution Amount is not sufficient to cover the amount of the Class A Optimal Principal Amount on a particular Distribution Date (other than with respect to the Class A-22 CitiCertificates), the percentage of principal payments on the Mortgage Loans to which holders of the Class A CitiCertificates (other than the Class A-22 CitiCertificates) will be entitled (i.e., the Class A Percentage) on and after the next Distribution Date will be proportionately increased, thereby reducing, as a relative matter, the respective interest of the Class M and Class B CitiCertificates in future payments of principal on the Mortgage Loans. Such a shortfall could occur, for example, if a considerable number of Mortgage Loans were to become Liquidated Loans in a particular month.

     Special Hazard Losses will be allocated first to the Class B Subclasses in reverse numerical order, and then to the Class M CitiCertificates, but only prior to the Special Hazard Termination Date. The "Special Hazard Termination Date" will be the date on which such Special Hazard Losses exceed the Special Hazard Loss Amount (or, if earlier, the Subordination Depletion Date). On the Closing Date, the "Special Hazard Loss Amount" with respect thereto will be equal to approximately 1.62% of the Initial Mortgage Loan Balance. As of any Distribution Date, the Special Hazard Loss Amount will equal the initial Special Hazard Loss Amount less the sum of (A) any Special Hazard Losses since the Cut-Off Date and (B) the Adjustment Amount. The "Adjustment Amount" on each anniversary of the Cut-Off Date will be equal to the amount, if any, by which the Special Hazard Amount, without giving effect to the deduction of the Adjustment Amount for such anniversary, exceeds the greater of (i) 1.00% (or, if greater than 1.00%, the highest percentage of Mortgage Loans by principal balance in any California ZIP code) times the Pool Adjusted Balance on such anniversary and (ii) twice the Adjusted Balance of the single Mortgage Loan having the largest Adjusted Balance. Special Hazard Losses in excess of the Special Hazard Loss Amount are "Excess Special Hazard Losses."

     Fraud Losses will be allocated first to the Class B Subclasses in reverse numerical order, and then to the Class M CitiCertificates, but only prior to the Fraud Coverage Termination Date. The "Fraud Coverage Termination Date" will be the date on which such Fraud Losses exceed the Fraud Loss Amount (or, if earlier, the Subordination Depletion Date). On the Closing Date, the "Fraud Loss Amount" with respect thereto will be equal to approximately 1.00% of the Initial Mortgage Loan Balance. On each Distribution Date thereafter, the Fraud Loss Amount will equal (X) prior to the second anniversary of the Cut-Off Date an amount equal to the initial Fraud Loss Amount minus the aggregate amount of Fraud Losses since the Cut-Off Date up to the related Determination Date, and
(Y) from the second through the fifth anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (b) 0.50% of the Pool Adjusted Balance as of the most recent anniversary of the Cut-Off Date minus (2) the aggregate amount of Fraud Losses since the most recent anniversary of the Cut-Off Date. After the fifth anniversary of the Cut-Off Date, the Fraud Loss Amount will be zero and thereafter any Fraud Losses will be shared pro rata among the CitiCertificates as described above. Fraud Losses in excess of the Fraud Loss Amount are "Excess Fraud Losses."

     Bankruptcy Losses will be allocated first to the Class B Subclasses in reverse numerical order, and then to the Class M CitiCertificates, but only prior to the Bankruptcy Coverage Termination Date. The "Bankruptcy Coverage Termination Date" will be the date on which such Bankruptcy Losses exceed the Bankruptcy Loss Amount (or, if earlier, the Subordination Depletion Date). On the Closing Date, the "Bankruptcy Loss Amount" with respect thereto will be equal to approximately 0.03% of the Initial Mortgage Loan Balance. As of any Distribution Date prior to the first anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal the initial Bankruptcy Loss Amount minus the aggregate amount of Bankruptcy Losses since the Cut-Off Date up to the related Determination Date. As of any Distribution Date on or after the first anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal the excess, if any, of (1) the lesser of (a) the Bankruptcy Loss Amount as of the business day next preceding the most recent anniversary of the Cut-Off Date and
(b) $134,421 minus (2) the aggregate amount of Bankruptcy Losses since such anniversary. The Bankruptcy Loss Amount and the related coverage levels described above may be reduced or modified upon written confirmation from S&P and Fitch that such reduction or modification will not adversely affect the then-current ratings assigned to the CitiCertificates by S&P and Fitch without regard to the Insurance Policy. Such a reduction or modification may adversely affect the coverage provided by subordination with respect to Bankruptcy Losses. Bankruptcy Losses in excess of the Bankruptcy Loss Amount are "Excess Bankruptcy Losses."

     The exact amounts of Special Hazard Losses, Fraud Losses and Bankruptcy Losses to be allocated first to the Unoffered Class B CitiCertificates, second to the Class B-2 CitiCertificates, third to the Class B-1 CitiCertificates and then to the Class M CitiCertificates (but in each case only prior to the related termination date) will be those amounts required by the rating agency (or rating agencies) rating the CitiCertificates as a condition of the ratings as set forth above under "SUMMARY OF PROSPECTUS AND PROSPECTUS SUPPLEMENT--Certificate Ratings."

     Notwithstanding the foregoing, the provisions relating to subordination will not be applicable in connection with a Bankruptcy Loss so long as the Servicer has notified the Trustee in writing that the Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and when (A) the related Mortgage Loan is not in default with regard to the payments due thereunder or
(B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable standard hazard insurance policy and any related escrow payments in respect of such Mortgage

Loan are being advanced on a current basis by the Servicer, in either case without giving effect to any Debt Service Reduction.

     Since the aggregate Initial Stated Amount of the Class M and Class B CitiCertificates will be substantially less than the Initial Stated Amount of the Class A CitiCertificates, the risk of Special Hazard Losses, Fraud Losses and Bankruptcy Losses will be separately borne by the Class M and Class B CitiCertificates to a lesser extent (i.e., only up to the Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount, respectively) than the risk of other Realized Losses, which they will bear to the full extent of their respective Initial Stated Amounts. See "APPENDIX A: THE MORTGAGE LOANS AND CITIMORTGAGECERTIFICATES" in the Prospectus.

     The benefits of the subordination described herein will not cover delinquencies and losses resulting from certain extraordinary events, including
(i) hostile or warlike action in time of peace or war; (ii) the use of any weapon of war employing atomic fission or radioactive force whether in time of peace or war; and (iii) insurrection, rebellion, revolution, civil war or any usurped power or action taken by any governmental authority in preventing such occurrences (but not including looting or rioting occurring not in time of war). Losses ("Extraordinary Losses") and delinquencies resulting from such extraordinary events will be allocated among the Class A Subclasses, Unoffered Class A-IO CitiCertificates, Class M CitiCertificates and Class B Subclasses in the same manner as Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses. Any such losses allocated to the Class A-19 CitiCertificates will not be covered by the Insurance Policy.

WEIGHTED AVERAGE LIVES OF THE OFFERED CITICERTIFICATES

     Weighted average life refers to the average amount of time from the date of issuance of such CitiCertificate until each dollar of principal of such CitiCertificate will be repaid to the investor (or, in the case of the Class A-4 and Class A-20 CitiCertificates, until the Class A-4 Notional Amount or the Class A-20 Notional Amount, as the case may be, is reduced to zero). The weighted average lives of the Offered CitiCertificates will be influenced by the rate at which principal on the Mortgage Loans is paid. The weighted average life of a Class A-4 CitiCertificate refers to the average amount of time from the date of issuance thereof until each dollar of principal in reduction of the Initial Stated Amounts of the Class A-1, Class A-2 and Class A-3 CitiCertificates is paid to investors in such CitiCertificates. The weighted average life of a Class A-20 CitiCertificate refers to the average amount of time from the date of issuance thereof until each dollar of principal in reduction of the initial Stated Amount of the Class A-19 CitiCertificates is paid to investors in the Class A-19 CitiCertificates. Principal payments on mortgage loans may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments and liquidations due to default or other dispositions of mortgage loans). Prepayments on mortgage loans are commonly measured by a prepayment standard or model. The model used in this Prospectus Supplement (the "Prepayment Model") is based on an assumed rate of prepayment each month relative to the then unpaid principal balance of a pool of new mortgage loans. 100% of the Prepayment Model assumes prepayment rates of 0.2% per annum of the then unpaid principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 0.2% per annum in each month thereafter (for example, 0.4% per annum in the second month) until the 30th month. Beginning in the 30th month and in each month thereafter during the life of the mortgage loans, 100% of the Prepayment Model assumes a constant prepayment rate of 6.0% per annum.

     As used in the following tables, "0% of the Prepayment Model" assumes no prepayments on the Mortgage Loans; "275% of the Prepayment Model" assumes such Mortgage Loans will prepay at rates equal to 275% of the Prepayment Model's assumed prepayment rates and so forth.

     There is no assurance, however, that prepayment of the Mortgage Loans will conform to any level of the Prepayment Model. The rate of principal payments on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including the level of mortgage interest rates and the rate at which homeowners sell their homes or default on their mortgage loans. In general, if prevailing interest rates fall significantly below the interest rates on the Mortgage Loans, the Mortgage Loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the interest rates on such Mortgage Loans. Conversely, if interest rates rise above the interest rates on such Mortgage Loans, the rate of prepayment would be expected to decrease. Other factors affecting prepayment of mortgage loans include changes in mortgagors' housing needs, job transfers, unemployment and mortgagors' net equity in the mortgaged properties. In addition, as homeowners move or default on their mortgage loans, the houses are generally sold and the mortgage loans prepaid, although some of the mortgage loans may be assumed by a new buyer. Because the amount of distributions in reduction of the Stated Amount of each Class A Subclass, the Class M CitiCertificates and each Offered Class B Subclass will depend on the rate of repayment (including prepayments) of the Mortgage Loans, the date by which the Stated Amount of any Class A Subclass, the Class M CitiCertificates or any Offered Class B Subclass is reduced to zero is likely to occur earlier than its respective Last Scheduled Distribution Date.

     THE WEIGHTED AVERAGE LIVES OF THE OFFERED CITICERTIFICATES, AS WELL AS THE YIELDS TO MATURITY OF THE OFFERED CITICERTIFICATES TO THE EXTENT THAT SUCH CITICERTIFICATES ARE PURCHASED AT A DISCOUNT OR PREMIUM, WILL BE PARTICULARLY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS. On each Distribution Date, the excess, if any, of the portion of the Class A Non-PO Principal Amount available to make distributions in reduction of Stated Amounts to the PAC Certificates over the PAC Balance Amounts for such Distribution Date will be allocated to the Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10 and Class A-11 CitiCertificates, as otherwise provided herein. As a result, the weighted average lives of the Class A Subclasses that support the PAC Certificates will be relatively more sensitive to faster prepayment rates than that of the PAC Certificates, and may be significantly more sensitive than would be the case if the Class A CitiCertificates did not include the PAC Certificates. Conversely, under certain relatively slow prepayment scenarios, the PAC Balance Amounts for the PAC Certificates may not be paid in full on a given Distribution Date. In such case, the portion of the Class A Non-PO Principal Amount available to make distributions in reduction of Stated Amounts to the PAC Certificates for each subsequent Distribution Date will be applied first to the PAC Certificates until the current Stated Amounts thereof equal their respective Planned Balances and, as a result, the weighted average lives of the Subclasses that support the PAC Certificates may be extended accordingly.

     The weighted average lives of the TAC Certificates will depend upon the particular prepayment scenario. The sensitivity of the TAC Certificates to principal prepayments on the Mortgage Loans and the allocation of the Accretion Distribution Amount of the Class A-8, Class A-9, Class A-10 and Class A-15 CitiCertificates to such Class A Subclasses will depend in part upon the period of time during which the Class A Subclasses that support such TAC Certificates remain outstanding. Under certain relatively fast prepayment scenarios, one or more Class A Subclasses of TAC Certificates may continue to be outstanding when the Class A Subclasses that support such TAC Certificates are no longer outstanding. Under such circumstances, the portion of the Class A Non-PO Principal Amount available to make distributions in reduction of Stated Amount to a Class A Subclass of TAC Certificates will be applied to such TAC Certificates without regard to their related TAC Balance Amounts, Schedule I TAC Balance Amounts or Schedule II TAC Balance Amounts, as the case may be. Thus, when the Stated Amounts of the Class A Subclasses that support the TAC Certificates are reduced to zero, the rate of distributions in reduction of the Stated Amounts of the TAC Certificates will become more sensitive to prepayment rates on the Mortgage Loans. Conversely, under certain relatively slow prepayment scenarios, the portion of the Class A Non-PO Principal Amount available to make distributions in reduction of Stated Amount to a Class A Subclass of TAC Certificates and the Accretion Distribution Amounts of the Accrual CitiCertificates may not be sufficient to pay the TAC Balance Amount,
Schedule I TAC Balance Amount or Schedule II TAC Balance Amount, as the case may be, to such TAC Certificates on a given Distribution Date. In such cases, the portion of the Class A Non-PO Principal Amount available to make distributions in reduction of Stated Amount to such TAC Certificates for each subsequent Distribution Date will be applied, together with any Accretion Distribution Amount for such Distribution Date, to such TAC Certificates until their outstanding Stated Amounts equal their scheduled Targeted Balances, Schedule I Targeted Balances or Schedule II Targeted Balances, as the case may be.

     The weighted average lives of the Class A Subclasses of PAC Certificates will depend upon the particular prepayment scenario. To the extent that principal prepayments are made at rates that are continuously slower than the lowest rate in the range of 100% to 400% of the Prepayment Model, the weighted average life of any Class A Subclass of PAC Certificates may be extended (and may be extended significantly). To the extent that such principal prepayments are made at rates that are continuously faster than the highest rate in the range of 100% to 400% of the Prepayment Model, the weighted average life of any Class A Subclass of PAC Certificates may be reduced (and may be reduced significantly).

     The sensitivity of the PAC Certificates to principal prepayments on the Mortgage Loans will depend in part upon the period of time during which the Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10 and Class A-11

CitiCertificates (the "PAC Support Classes") remain outstanding. Under certain relatively fast prepayment scenarios, one or more of the Class A Subclasses of PAC Certificates may continue to be outstanding when the PAC Support Classes are no longer outstanding. Under such circumstances, the portion of the Class A Non-PO Principal Amount available to make distributions in reduction of Stated Amount to the PAC Certificates will be applied to the PAC Certificates as described herein, without regard to the PAC Balance Amounts for such Class A Subclasses of PAC Certificates. Thus, when the Stated Amounts of the PAC Support Classes are reduced to zero, the rate of distributions in reduction of Stated Amount of any outstanding Class A Subclass of PAC Certificates will become more sensitive to prepayment rates on the Mortgage Loans. Conversely, under certain relatively slow prepayment scenarios, the portion of the Class A Non-PO Principal Amount available to make distributions in reduction of Stated Amount to the PAC Certificates may not be sufficient to pay the PAC Balance Amounts for all Class A Subclasses of PAC Certificates on a given Distribution Date. In such cases, the portion of the Class A Non-PO Principal Amount available to make distributions in reduction of Stated Amount to the PAC Certificates for each such subsequent Distribution Date will be applied to the Class A Subclasses of PAC Certificates in accordance with the priorities described herein until the outstanding Stated Amount of each such Class A Subclass equals its scheduled Planned Balance, and the weighted average life of any Class A Subclass of PAC Certificates that did not receive its PAC Balance Amount on a Distribution Date may be extended accordingly.

     As described above under "SUMMARY OF PROSPECTUS AND PROSPECTUS SUPPLEMENT--Distributions in Reduction of Stated Amount of the Offered CitiCertificates," on each Distribution Date holders of the Class A CitiCertificates (other than the Class A-22 CitiCertificates) will be entitled to receive the Class A Percentage of the applicable Non-PO Percentage of all the Scheduled Principal, and the Class A Prepayment Percentage of the applicable Non-PO Percentage of the net proceeds of Liquidated Loans and of the prepayment principal. This will have the effect of accelerating the amortization of the Class A CitiCertificates while, in the absence of losses in respect of Liquidated Loans, increasing the respective interest in the Trust evidenced by the Class M and Class B CitiCertificates.

     The following table has been prepared on the basis of the expected characteristics of the Mortgage Loans as set forth under "DESCRIPTION OF THE POOL AND THE MORTGAGED PROPERTIES" herein. The percentages and weighted average lives in the following table were determined assuming that (i) scheduled interest and principal payments on the Mortgage Loans will be received in a timely manner and prepayments are made at the indicated percentages of the Prepayment Model set forth in the table; (ii) each Discount Mortgage Loan and Premium Mortgage Loan will have an original term to maturity of 358 months and 359 months, respectively, a weighted average remaining term to stated maturity of 357 months each, a rate of interest passed through to holders of the CitiCertificates of approximately 6.5699212415% and 7.1524770049%, respectively, and, in each case, a Servicing Fee of 0.25% per annum; (iii) CMSI does not exercise its right of optional termination; (iv) the Initial Stated Amounts of the Class B-3, Class B-4 and Class B-5 CitiCertificates are approximately $1,755,000, $1,002,000, and $1,253,745, respectively; (v) the Initial Mortgage
Loan Balance of Discount Mortgage Loans and Premium Mortgage Loans are approximately $29,353,623 and approximately $471,893,228, respectively, and for each Class A Subclass, the Class M CitiCertificates and each Offered Class B Subclass, the Initial Stated Amount and the Stated Rate are as set forth on the cover page hereof; (vi) the Closing Date is August 27, 1998; (vii) distribution in reduction of Stated Amount of the Retail CitiCertificates are made pro rata to the holders thereof and are not rounded to integral multiples of $1,000, as described under the heading "--Distributions in Reduction of Stated Amount of the Retail CitiCertificates;" and (viii) distributions to holders of the CitiCertificates will be made on the 25th day of each month commencing September 1998 (the foregoing assumptions are referred to herein as the "Structuring Assumptions").

     There are likely to be discrepancies between the characteristics of the actual Mortgage Loans and the characteristics of the Mortgage Loans assumed in preparing the following table. Any such discrepancy may have an effect upon the percentages of the Initial Stated Amount (or initial notional amount) outstanding (and the weighted average lives) of the Class A Subclasses, the Class M CitiCertificates and the Offered Class B Subclasses set forth in the table. In addition, to the extent that the actual Mortgage Loans have characteristics that differ from those assumed in preparing the table set forth below, the Stated Amount (or notional amount) of each Class A Subclass, the Class M CitiCertificates and each Offered Class B Subclass may be reduced to zero earlier or later than indicated by such table.

     It is not likely that (i) all of the Mortgage Loans will have the remaining terms to stated maturity assumed, (ii) the Mortgage Loans will prepay at the indicated percentages of the Prepayment Model set forth in the table, or (iii) all of the Discount Mortgage Loans or all of the Premium Mortgage Loans will have the respective mortgage interest rates assumed by the Structuring Assumptions. In addition, the diverse remaining terms to maturity of the Mortgage Loans (which may include recently originated Mortgage Loans) could produce slower distributions in reduction of Stated Amounts (or initial notional amounts) than indicated in the table at the various percentages of the Prepayment Model specified even if the weighted average remaining terms to stated maturity of the Mortgage Loans are those assumed.

     Based on the foregoing assumptions, the following table indicates the projected weighted average life of each Class A Subclass, the Class M CitiCertificates and each Offered Class B Subclass and sets forth the percentage of the Initial Stated Amount (or initial notional amount) of each Class A Subclass, the Class M CitiCertificates and each Offered Class B Subclass that would be outstanding after each of the dates shown at the indicated percentages of the Prepayment Model.


     PERCENT OF INITIAL STATED AMOUNT OUTSTANDING FOR EACH CLASS OR SUBCLASS OF OFFERED CITICERTIFICATES AT
                     THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL SET FORTH BELOW:

                                                             CLASS A-1 CITICERTIFICATES
                                             ------------------------------------------------------------
PAYMENT DATE                                  0%           100%          275%           400%          550%
------------                                 ---           ---           ---            ---           ---
Initial .................................    100           100           100            100           100
August 25, 1999 .........................    100            99            99             99            99
August 25, 2000 .........................     97            85            85             85            85
August 25, 2001 .........................     94            66            66             66            66
August 25, 2002 .........................     90            40            40             40             0
August 25, 2003 .........................     87             0             0              0             0
August 25, 2004 .........................     84             0             0              0             0
August 25, 2005 .........................     81             0             0              0             0
August 25, 2006 .........................     77             0             0              0             0
August 25, 2007 .........................     74             0             0              0             0
August 25, 2008 .........................     70             0             0              0             0
August 25, 2009 .........................     65             0             0              0             0
August 25, 2010 .........................     61             0             0              0             0
August 25, 2011 .........................     56             0             0              0             0
August 25, 2012 .........................     49             0             0              0             0
August 25, 2013 .........................     28             0             0              0             0
August 25, 2014 .........................      6             0             0              0             0
August 25, 2015 .........................      0             0             0              0             0
August 25, 2016 .........................      0             0             0              0             0
August 25, 2017 .........................      0             0             0              0             0
August 25, 2018 .........................      0             0             0              0             0
August 25, 2019 .........................      0             0             0              0             0
August 25, 2020 .........................      0             0             0              0             0
August 25, 2021 .........................      0             0             0              0             0
August 25, 2022 .........................      0             0             0              0             0
August 25, 2023 .........................      0             0             0              0             0
August 25, 2024 .........................      0             0             0              0             0
August 25, 2025 .........................      0             0             0              0             0
August 25, 2026 .........................      0             0             0              0             0
August 25, 2027 .........................      0             0             0              0             0
August 25, 2028 .........................      0             0             0              0             0
Weighted Average
 Life (Years)(1) ........................   11.7           3.4           3.4            3.4           3.2

                                                              CLASS A-2 CITICERTIFICATES
                                             -------------------------------------------------------------
PAYMENT DATE                                   0%          100%           275%          400%           550%
------------                                 ---           ---            ---           ---            ---
Initial .................................    100           100            100           100            100
August 25, 1999 .........................    100            98             98            98             98
August 25, 2000 .........................     94            69             69            69             69
August 25, 2001 .........................     87            30             30            30             30
August 25, 2002 .........................     80             0              0             0              0
August 25, 2003 .........................     73             0              0             0              0
August 25, 2004 .........................     67             0              0             0              0
August 25, 2005 .........................     60             0              0             0              0
August 25, 2006 .........................     53             0              0             0              0
August 25, 2007 .........................     46             0              0             0              0
August 25, 2008 .........................     37             0              0             0              0
August 25, 2009 .........................     29             0              0             0              0
August 25, 2010 .........................     19             0              0             0              0
August 25, 2011 .........................      9             0              0             0              0
August 25, 2012 .........................      0             0              0             0              0
August 25, 2013 .........................      0             0              0             0              0
August 25, 2014 .........................      0             0              0             0              0
August 25, 2015 .........................      0             0              0             0              0
August 25, 2016 .........................      0             0              0             0              0
August 25, 2017 .........................      0             0              0             0              0
August 25, 2018 .........................      0             0              0             0              0
August 25, 2019 .........................      0             0              0             0              0
August 25, 2020 .........................      0             0              0             0              0
August 25, 2021 .........................      0             0              0             0              0
August 25, 2022 .........................      0             0              0             0              0
August 25, 2023 .........................      0             0              0             0              0
August 25, 2024 .........................      0             0              0             0              0
August 25, 2025 .........................      0             0              0             0              0
August 25, 2026 .........................      0             0              0             0              0
August 25, 2027 .........................      0             0              0             0              0
August 25, 2028 .........................      0             0              0             0              0
Weighted Average
 Life (Years)(1) ........................    8.1           2.5            2.5           2.5            2.5

                                                              CLASS A-3 CITICERTIFICATES
                                            ------------------------------------------------------------
PAYMENT DATE                                   0%          100%          275%           400%         550%
------------                                 ---           ---           ---            ---          ---
Initial .................................    100           100           100            100          100
August 25, 1999 .........................    100           100           100            100          100
August 25, 2000 .........................    100           100           100            100          100
August 25, 2001 .........................    100           100           100            100          100
August 25, 2002 .........................    100           100           100            100           94
August 25, 2003 .........................    100            83            83             83            3
August 25, 2004 .........................    100            42            42             42            0
August 25, 2005 .........................    100            12            12             12            0
August 25, 2006 .........................    100             2             2              2            0
August 25, 2007 .........................    100             1             1              1            0
August 25, 2008 .........................    100             *             *              *            0
August 25, 2009 .........................    100             *             *              *            0
August 25, 2010 .........................    100             0             0              0            0
August 25, 2011 .........................    100             0             0              0            0
August 25, 2012 .........................    100             0             0              0            0
August 25, 2013 .........................    100             0             0              0            0
August 25, 2014 .........................    100             0             0              0            0
August 25, 2015 .........................     85             0             0              0            0
August 25, 2016 .........................     64             0             0              0            0
August 25, 2017 .........................     40             0             0              0            0
August 25, 2018 .........................     15             0             0              0            0
August 25, 2019 .........................      0             0             0              0            0
August 25, 2020 .........................      0             0             0              0            0
August 25, 2021 .........................      0             0             0              0            0
August 25, 2022 .........................      0             0             0              0            0
August 25, 2023 .........................      0             0             0              0            0
August 25, 2024 .........................      0             0             0              0            0
August 25, 2025 .........................      0             0             0              0            0
August 25, 2026 .........................      0             0             0              0            0
August 25, 2027 .........................      0             0             0              0            0
August 25, 2028 .........................      0             0             0              0            0
Weighted Average
 Life (Years)(1) ........................   18.6           6.0           6.0            6.0          4.5

-------------
(1)  The weighted average life of each Class or Subclass of Offered CitiCertificates is determined by (i)
     multiplying the amount of each distribution in reduction of Stated Amount by the number of years from the date of issuance of the Offered CitiCertificates to the related Distribution Date, (ii)
     adding the results and (iii) dividing the sum by the Initial Stated Amount of the Class or Subclass
     of the Offered CitiCertificates.

*    Indicates an amount above zero and less than 0.5% of Initial Stated Amount is outstanding.


 PERCENT OF INITIAL STATED AMOUNT OUTSTANDING FOR EACH CLASS OR SUBCLASS OF OFFERED CITICERTIFICATES
             AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL SET FORTH BELOW:

                                                            CLASS A-4(2) CITICERTIFICATES
                                            -------------------------------------------------------------
PAYMENT DATE                                   0%          100%          275%           400%          550%
------------                                 ---           ---           ---            ---           ---
Initial ..................................   100           100           100            100           100
August 25, 1999 ..........................   100            99            99             99            99
August 25, 2000 ..........................    96            78            78             78            78
August 25, 2001 ..........................    91            52            52             52            52
August 25, 2002 ..........................    86            29            29             29            22
August 25, 2003 ..........................    81            19            19             19             1
August 25, 2004 ..........................    77            10            10             10             0
August 25, 2005 ..........................    72             3             3              3             0
August 25, 2006 ..........................    68             *             *              *             0
August 25, 2007 ..........................    62             *             *              *             0
August 25, 2008 ..........................    57             *             *              *             0
August 25, 2009 ..........................    51             *             *              *             0
August 25, 2010 ..........................    44             0             0              0             0
August 25, 2011 ..........................    37             0             0              0             0
August 25, 2012 ..........................    30             0             0              0             0
August 25, 2013 ..........................    27             0             0              0             0
August 25, 2014 ..........................    24             0             0              0             0
August 25, 2015 ..........................    20             0             0              0             0
August 25, 2016 ..........................    15             0             0              0             0
August 25, 2017 ..........................     9             0             0              0             0
August 25, 2018 ..........................     4             0             0              0             0
August 25, 2019 ..........................     0             0             0              0             0
August 25, 2020 ..........................     0             0             0              0             0
August 25, 2021 ..........................     0             0             0              0             0
August 25, 2022 ..........................     0             0             0              0             0
August 25, 2023 ..........................     0             0             0              0             0
August 25, 2024 ..........................     0             0             0              0             0
August 25, 2025 ..........................     0             0             0              0             0
August 25, 2026 ..........................     0             0             0              0             0
August 25, 2027 ..........................     0             0             0              0             0
August 25, 2028 ..........................     0             0             0              0             0
Weighted Average
 Life (Years)(1) .........................  11.0           3.4           3.4            3.4           3.0

                                                              CLASS A-5 CITICERTIFICATES
                                             -------------------------------------------------------------
PAYMENT DATE                                   0%          100%           275%          400%           550%
------------                                 ---           ---            ---           ---            ---
Initial ..................................   100           100            100           100            100
August 25, 1999 ..........................    58            15              2             2              2
August 25, 2000 ..........................    41             0              0             0              0
August 25, 2001 ..........................    23             0              0             0              0
August 25, 2002 ..........................     3             0              0             0              0
August 25, 2003 ..........................     0             0              0             0              0
August 25, 2004 ..........................     0             0              0             0              0
August 25, 2005 ..........................     0             0              0             0              0
August 25, 2006 ..........................     0             0              0             0              0
August 25, 2007 ..........................     0             0              0             0              0
August 25, 2008 ..........................     0             0              0             0              0
August 25, 2009 ..........................     0             0              0             0              0
August 25, 2010 ..........................     0             0              0             0              0
August 25, 2011 ..........................     0             0              0             0              0
August 25, 2012 ..........................     0             0              0             0              0
August 25, 2013 ..........................     0             0              0             0              0
August 25, 2014 ..........................     0             0              0             0              0
August 25, 2015 ..........................     0             0              0             0              0
August 25, 2016 ..........................     0             0              0             0              0
August 25, 2017 ..........................     0             0              0             0              0
August 25, 2018 ..........................     0             0              0             0              0
August 25, 2019 ..........................     0             0              0             0              0
August 25, 2020 ..........................     0             0              0             0              0
August 25, 2021 ..........................     0             0              0             0              0
August 25, 2022 ..........................     0             0              0             0              0
August 25, 2023 ..........................     0             0              0             0              0
August 25, 2024 ..........................     0             0              0             0              0
August 25, 2025 ..........................     0             0              0             0              0
August 25, 2026 ..........................     0             0              0             0              0
August 25, 2027 ..........................     0             0              0             0              0
August 25, 2028 ..........................     0             0              0             0              0
Weighted Average
 Life (Years)(1) .........................   1.8           0.7            0.6           0.6            0.6

                                                              CLASS A-6 CITICERTIFICATES
                                            ------------------------------------------------------------
PAYMENT DATE                                   0%          100%          275%           400%         550%
------------                                 ---           ---           ---            ---          ---
Initial ..................................   100           100           100            100          100
August 25, 1999 ..........................   100           100           100            100          100
August 25, 2000 ..........................   100           100            89             78           57
August 25, 2001 ..........................   100            98            67             44           12
August 25, 2002 ..........................   100            96            50             22            0
August 25, 2003 ..........................    98            94            38              8            0
August 25, 2004 ..........................    96            92            32              5            0
August 25, 2005 ..........................    94            88            27              5            0
August 25, 2006 ..........................    92            79            22              5            0
August 25, 2007 ..........................    89            68            17              4            0
August 25, 2008 ..........................    86            59            13              4            0
August 25, 2009 ..........................    83            49            11              4            0
August 25, 2010 ..........................    80            40             8              4            0
August 25, 2011 ..........................    77            30             5              4            0
August 25, 2012 ..........................    73            21             0              2            0
August 25, 2013 ..........................    69            12             0              1            0
August 25, 2014 ..........................    65             3             0              0            0
August 25, 2015 ..........................    61             0             0              0            0
August 25, 2016 ..........................    56             0             0              0            0
August 25, 2017 ..........................    51             0             0              0            0
August 25, 2018 ..........................    45             0             0              0            0
August 25, 2019 ..........................    36             0             0              0            0
August 25, 2020 ..........................    20             0             0              0            0
August 25, 2021 ..........................     4             0             0              0            0
August 25, 2022 ..........................     0             0             0              0            0
August 25, 2023 ..........................     0             0             0              0            0
August 25, 2024 ..........................     0             0             0              0            0
August 25, 2025 ..........................     0             0             0              0            0
August 25, 2026 ..........................     0             0             0              0            0
August 25, 2027 ..........................     0             0             0              0            0
August 25, 2028 ..........................     0             0             0              0            0
Weighted Average
 Life (Years)(1) .........................  17.3          10.8           5.3            3.4          2.2

-------------
(1)  The weighted average life of each Class or Subclass of Offered CitiCertificates is determined by (i)
     multiplying the amount of each distribution in reduction of Stated Amount or notional amount by the number of years from the date of issuance of the Offered CitiCertificates to the related
     Distribution Date, (ii) adding the results and (iii) dividing the sum by the Initial Stated Amount or notional amount of the Class or Subclass of the Offered CitiCertificates.

(2)  With respect to the Class A-4 CitiCertificates, the percentages are expressed as percentages of the initial Class A-4 Notional Amount.

*    Indicates an amount above zero and less than 0.5% of Initial Stated Amount or notional amount is outstanding.


     PERCENT OF INITIAL STATED AMOUNT OUTSTANDING FOR EACH CLASS OR SUBCLASS OF OFFERED CITICERTIFICATES
                 AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL SET FORTH BELOW:

                                                             CLASS A-7 CITICERTIFICATES
                                            -------------------------------------------------------------
PAYMENT DATE                                   0%          100%          275%           400%          550%
------------                                 ---           ---           ---            ---           ---
Initial .................................    100           100           100            100           100
August 25, 1999 .........................     97            93            92             92            92
August 25, 2000 .........................     95            91            82             72            52
August 25, 2001 .........................     94            90            62             41            11
August 25, 2002 .........................     92            88            46             20             0
August 25, 2003 .........................     90            86            35              7             0
August 25, 2004 .........................     88            85            30              4             0
August 25, 2005 .........................     86            81            25              4             0
August 25, 2006 .........................     84            72            20              4             0
August 25, 2007 .........................     82            63            15              4             0
August 25, 2008 .........................     79            54            12              4             0
August 25, 2009 .........................     76            45            10              4             0
August 25, 2010 .........................     74            36             7              4             0
August 25, 2011 .........................     70            28             5              3             0
August 25, 2012 .........................     67            19             0              2             0
August 25, 2013 .........................     64            11             0              1             0
August 25, 2014 .........................     60             2             0              0             0
August 25, 2015 .........................     56             0             0              0             0
August 25, 2016 .........................     51             0             0              0             0
August 25, 2017 .........................     46             0             0              0             0
August 25, 2018 .........................     41             0             0              0             0
August 25, 2019 .........................     33             0             0              0             0
August 25, 2020 .........................     19             0             0              0             0
August 25, 2021 .........................      4             0             0              0             0
August 25, 2022 .........................      0             0             0              0             0
August 25, 2023 .........................      0             0             0              0             0
August 25, 2024 .........................      0             0             0              0             0
August 25, 2025 .........................      0             0             0              0             0
August 25, 2026 .........................      0             0             0              0             0
August 25, 2027 .........................      0             0             0              0             0
August 25, 2028 .........................      0             0             0              0             0
Weighted Average
 Life (Years)(1) ........................   16.0          10.0           5.0            3.2           2.1

                                                              CLASS A-8 CITICERTIFICATES
                                             -------------------------------------------------------------
PAYMENT DATE                                   0%          100%           275%          400%           550%
------------                                 ---           ---            ---           ---            ---
Initial .................................    100           100            100           100            100
August 25, 1999 .........................    107           107             55            12              0
August 25, 2000 .........................    115           115              0             0              0
August 25, 2001 .........................    123           123              0             0              0
August 25, 2002 .........................    132           132              0             0              0
August 25, 2003 .........................    142           142              0             0              0
August 25, 2004 .........................    152           152              0             0              0
August 25, 2005 .........................    163           163              0             0              0
August 25, 2006 .........................    175           175              0             0              0
August 25, 2007 .........................    187           187              0             0              0
August 25, 2008 .........................    201           201              0             0              0
August 25, 2009 .........................    215           215              0             0              0
August 25, 2010 .........................    231           231              0             0              0
August 25, 2011 .........................    248           248              0             0              0
August 25, 2012 .........................    266           266              0             0              0
August 25, 2013 .........................    285           285              0             0              0
August 25, 2014 .........................    305           305              0             0              0
August 25, 2015 .........................    328           278              0             0              0
August 25, 2016 .........................    351           232              0             0              0
August 25, 2017 .........................    377           187              0             0              0
August 25, 2018 .........................    404           135              0             0              0
August 25, 2019 .........................    433            75              0             0              0
August 25, 2020 .........................    464            17              0             0              0
August 25, 2021 .........................    498             0              0             0              0
August 25, 2022 .........................    431             0              0             0              0
August 25, 2023 .........................    327             0              0             0              0
August 25, 2024 .........................    215             0              0             0              0
August 25, 2025 .........................     63             0              0             0              0
August 25, 2026 .........................      0             0              0             0              0
August 25, 2027 .........................      0             0              0             0              0
August 25, 2028 .........................      0             0              0             0              0
Weighted Average
 Life (Years)(1) ........................   25.6          19.5            1.0           0.7            0.5

                                                              CLASS A-9 CITICERTIFICATES
                                             -----------------------------------------------------------
PAYMENT DATE                                   0%          100%          275%           400%         550%
------------                                 ---           ---           ---            ---          ---
Initial .................................    100           100           100            100          100
August 25, 1999 .........................    107           107           107            107           17
August 25, 2000 .........................    115           115           115              0            0
August 25, 2001 .........................    123           123           123              0            0
August 25, 2002 .........................    132           132           132              0            0
August 25, 2003 .........................    142           142           142              0            0
August 25, 2004 .........................    152           152           152              0            0
August 25, 2005 .........................    163           163           163              0            0
August 25, 2006 .........................    175           175           175              0            0
August 25, 2007 .........................    187           187           187              0            0
August 25, 2008 .........................    201           201           201              0            0
August 25, 2009 .........................    215           215           215              0            0
August 25, 2010 .........................    231           231           231              0            0
August 25, 2011 .........................    248           248           248              0            0
August 25, 2012 .........................    266           266           262              0            0
August 25, 2013 .........................    285           285           200              0            0
August 25, 2014 .........................    305           305           149              0            0
August 25, 2015 .........................    328           328           106              0            0
August 25, 2016 .........................    351           351            70              0            0
August 25, 2017 .........................    377           377            40              0            0
August 25, 2018 .........................    404           404            14              0            0
August 25, 2019 .........................    433           433             0              0            0
August 25, 2020 .........................    464           464             0              0            0
August 25, 2021 .........................    498           409             0              0            0
August 25, 2022 .........................    534           320             0              0            0
August 25, 2023 .........................    573           235             0              0            0
August 25, 2024 .........................    614           154             0              0            0
August 25, 2025 .........................    658            76             0              0            0
August 25, 2026 .........................    484             1             0              0            0
August 25, 2027 .........................    146             0             0              0            0
August 25, 2028 .........................      0             0             0              0            0
Weighted Average
 Life (Years)(1) ........................   28.5          25.1          16.7            1.3          1.0

-------------
(1)  The weighted average life of each Class or Subclass of Offered CitiCertificates is determined by (i)
     multiplying the amount of each distribution in reduction of Stated Amount by the number of years from the date of issuance of the Offered CitiCertificates to the related Distribution Date, (ii)
     adding the results and (iii) dividing the sum by the Initial Stated Amount (or notional amount, as the case may be) of the Class or Subclass of the Offered CitiCertificates.


  PERCENT OF INITIAL STATED AMOUNT OUTSTANDING FOR EACH CLASS OR SUBCLASS OF OFFERED CITICERTIFICATES
               AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL SET FORTH BELOW:

                                                             CLASS A-10 CITICERTIFICATES
                                            -------------------------------------------------------------
PAYMENT DATE                                   0%          100%          275%           400%          550%
------------                                 ---           ---           ---            ---           ---
Initial ................................     100           100           100            100           100
August 25, 1999 ........................     107           107           107            107           107
August 25, 2000 ........................     115           115           115            115           115
August 25, 2001 ........................     123           123           123            123           123
August 25, 2002 ........................     132           132           132            132             0
August 25, 2003 ........................     142           142           142            142             0
August 25, 2004 ........................     152           152           152            152             0
August 25, 2005 ........................     163           163           163            163             0
August 25, 2006 ........................     175           175           175            175             0
August 25, 2007 ........................     187           187           187            187             0
August 25, 2008 ........................     201           201           201            201             0
August 25, 2009 ........................     215           215           215            215             0
August 25, 2010 ........................     231           231           231            231             0
August 25, 2011 ........................     248           248           248            248             0
August 25, 2012 ........................     266           266           266            266             0
August 25, 2013 ........................     285           285           285            285             0
August 25, 2014 ........................     305           305           305            284             0
August 25, 2015 ........................     328           328           328            207             0
August 25, 2016 ........................     351           351           351            149             0
August 25, 2017 ........................     377           377           377            107             0
August 25, 2018 ........................     404           404           404             76             0
August 25, 2019 ........................     433           433           384             54             0
August 25, 2020 ........................     464           464           294             37             0
August 25, 2021 ........................     498           498           221             26             0
August 25, 2022 ........................     534           534           163             17             0
August 25, 2023 ........................     573           573           116             11             0
August 25, 2024 ........................     614           614            79              7             0
August 25, 2025 ........................     658           658            50              4             0
August 25, 2026 ........................     706           706            28              2             0
August 25, 2027 ........................     757           297            10              1             0
August 25, 2028 ........................       0             0             0              0             0
Weighted Average
 Life (Years)(1) .......................    29.6          28.9          23.7           18.8           3.5

                                                             CLASS A-11 CITICERTIFICATES
                                           --------------------------------------------------------------
PAYMENT DATE                                  0%          100%           275%          400%           550%
------------                                ---           ---            ---           ---            ---
Initial ................................    100           100            100           100            100
August 25, 1999 ........................     98            95             89            84             79
August 25, 2000 ........................     98            95             75            61             45
August 25, 2001 ........................     98            95             59            35             10
August 25, 2002 ........................     98            95             46            18              0
August 25, 2003 ........................     98            95             37             7              0
August 25, 2004 ........................     98            95             33             5              0
August 25, 2005 ........................     98            93             30             5              0
August 25, 2006 ........................     98            89             26             5              0
August 25, 2007 ........................     98            82             23             5              0
August 25, 2008 ........................     98            77             21             5              0
August 25, 2009 ........................     98            72             20             5              0
August 25, 2010 ........................     98            67             19             5              0
August 25, 2011 ........................     98            62             17             5              0
August 25, 2012 ........................     98            58             14             4              0
August 25, 2013 ........................     98            54             11             3              0
August 25, 2014 ........................     98            50              9             2              0
August 25, 2015 ........................     98            46              7             1              0
August 25, 2016 ........................     98            43              6             1              0
August 25, 2017 ........................     98            40              5             1              0
August 25, 2018 ........................     98            36              4             1              0
August 25, 2019 ........................     95            31              3             *              0
August 25, 2020 ........................     89            27              2             *              0
August 25, 2021 ........................     81            23              2             *              0
August 25, 2022 ........................     73            19              1             *              0
August 25, 2023 ........................     64            15              1             *              0
August 25, 2024 ........................     55            12              1             *              0
August 25, 2025 ........................     42             8              *             *              0
August 25, 2026 ........................     28             5              *             *              0
August 25, 2027 ........................     12             2              *             *              0
August 25, 2028 ........................      0             0              0             0              0
Weighted Average
 Life (Years)(1) .......................   25.6          16.3            6.1           3.1            1.9

                                                              CLASS A-12 CITICERTIFICATES
                                            ------------------------------------------------------------
PAYMENT DATE                                   0%          100%          275%           400%         550%
------------                                 ---           ---           ---            ---          ---
Initial ................................     100           100           100            100          100
August 25, 1999 ........................      98            95            95             95           92
August 25, 2000 ........................      96            86            80             70           57
August 25, 2001 ........................      93            75            57             39           20
August 25, 2002 ........................      91            65            37             16            0
August 25, 2003 ........................      88            54            21              0            0
August 25, 2004 ........................      85            46            11              0            0
August 25, 2005 ........................      83            39             3              0            0
August 25, 2006 ........................      80            32             0              0            0
August 25, 2007 ........................      77            26             0              0            0
August 25, 2008 ........................      74            21             0              0            0
August 25, 2009 ........................      70            15             0              0            0
August 25, 2010 ........................      66            10             0              0            0
August 25, 2011 ........................      62             6             0              0            0
August 25, 2012 ........................      58             1             0              0            0
August 25, 2013 ........................      53             0             0              0            0
August 25, 2014 ........................      48             0             0              0            0
August 25, 2015 ........................      43             0             0              0            0
August 25, 2016 ........................      37             0             0              0            0
August 25, 2017 ........................      31             0             0              0            0
August 25, 2018 ........................      24             0             0              0            0
August 25, 2019 ........................      17             0             0              0            0
August 25, 2020 ........................       9             0             0              0            0
August 25, 2021 ........................       1             0             0              0            0
August 25, 2022 ........................       0             0             0              0            0
August 25, 2023 ........................       0             0             0              0            0
August 25, 2024 ........................       0             0             0              0            0
August 25, 2025 ........................       0             0             0              0            0
August 25, 2026 ........................       0             0             0              0            0
August 25, 2027 ........................       0             0             0              0            0
August 25, 2028 ........................       0             0             0              0            0
Weighted Average
 Life (Years)(1) .......................    14.4           6.2           3.6            2.7          2.2

-------------
(1)  The weighted average life of each Class or Subclass of Offered CitiCertificates is determined by (i)
     multiplying the amount of each distribution in reduction of Stated Amount by the number of years from the date of issuance of the Offered CitiCertificates to the related Distribution Date, (ii)
     adding the results and (iii) dividing the sum by the Initial Stated Amount of the Class or Subclass
     of the Offered CitiCertificates.

*    Indicates an amount above zero and less than 0.5% of Initial Stated Amount is outstanding.

     PERCENT OF INITIAL STATED AMOUNT OUTSTANDING FOR EACH CLASS OR SUBCLASS OF OFFERED CITICERTIFICATES
                 AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL SET FORTH BELOW:

                                                             CLASS A-13 CITICERTIFICATES
                                             ------------------------------------------------------------
PAYMENT DATE                                   0%          100%          275%           400%          550%
------------                                 ---           ---           ---            ---           ---
Initial ..................................   100           100           100            100           100
August 25, 1999 ..........................    98            96            95             95            92
August 25, 2000 ..........................    96            87            82             72            60
August 25, 2001 ..........................    94            77            60             44            26
August 25, 2002 ..........................    91            67            42             22             2
August 25, 2003 ..........................    89            58            27              5             0
August 25, 2004 ..........................    86            50            17              0             0
August 25, 2005 ..........................    84            43            10              0             0
August 25, 2006 ..........................    81            37             5              0             0
August 25, 2007 ..........................    79            31             3              0             0
August 25, 2008 ..........................    76            26             1              0             0
August 25, 2009 ..........................    72            22             *              0             0
August 25, 2010 ..........................    69            17             0              0             0
August 25, 2011 ..........................    65            12             0              0             0
August 25, 2012 ..........................    61             8             0              0             0
August 25, 2013 ..........................    57             4             0              0             0
August 25, 2014 ..........................    52             0             0              0             0
August 25, 2015 ..........................    47             0             0              0             0
August 25, 2016 ..........................    42             0             0              0             0
August 25, 2017 ..........................    36             0             0              0             0
August 25, 2018 ..........................    30             0             0              0             0
August 25, 2019 ..........................    23             0             0              0             0
August 25, 2020 ..........................    16             0             0              0             0
August 25, 2021 ..........................     8             0             0              0             0
August 25, 2022 ..........................     *             0             0              0             0
August 25, 2023 ..........................     0             0             0              0             0
August 25, 2024 ..........................     0             0             0              0             0
August 25, 2025 ..........................     0             0             0              0             0
August 25, 2026 ..........................     0             0             0              0             0
August 25, 2027 ..........................     0             0             0              0             0
August 25, 2028 ..........................     0             0             0              0             0
Weighted Average
 Life (Years)(1) .........................  15.1           6.9           4.0            2.9           2.3

                                                              CLASS A-14 CITICERTIFICATES
                                            --------------------------------------------------------------
PAYMENT DATE                                   0%          100%           275%          400%           550%
------------                                 ---           ---            ---           ---            ---
Initial ..................................   100           100            100           100            100
August 25, 1999 ..........................   100           100            100           100            100
August 25, 2000 ..........................   100           100            100           100            100
August 25, 2001 ..........................   100           100            100           100            100
August 25, 2002 ..........................   100           100            100           100             58
August 25, 2003 ..........................   100           100            100            85              0
August 25, 2004 ..........................   100           100            100             5              0
August 25, 2005 ..........................   100           100            100             0              0
August 25, 2006 ..........................   100           100             83             0              0
August 25, 2007 ..........................   100           100             62             0              0
August 25, 2008 ..........................   100           100             52             0              0
August 25, 2009 ..........................   100           100             43             0              0
August 25, 2010 ..........................   100           100             35             0              0
August 25, 2011 ..........................   100           100             26             0              0
August 25, 2012 ..........................   100           100              *             0              0
August 25, 2013 ..........................   100            71              0             0              0
August 25, 2014 ..........................   100            35              0             0              0
August 25, 2015 ..........................   100             0              0             0              0
August 25, 2016 ..........................   100             0              0             0              0
August 25, 2017 ..........................   100             0              0             0              0
August 25, 2018 ..........................   100             0              0             0              0
August 25, 2019 ..........................   100             0              0             0              0
August 25, 2020 ..........................   100             0              0             0              0
August 25, 2021 ..........................   100             0              0             0              0
August 25, 2022 ..........................    41             0              0             0              0
August 25, 2023 ..........................     0             0              0             0              0
August 25, 2024 ..........................     0             0              0             0              0
August 25, 2025 ..........................     0             0              0             0              0
August 25, 2026 ..........................     0             0              0             0              0
August 25, 2027 ..........................     0             0              0             0              0
August 25, 2028 ..........................     0             0              0             0              0
Weighted Average
 Life (Years)(1) .........................  23.9          15.6           10.6           5.5            4.1

                                                              CLASS A-15 CITICERTIFICATES
                                            ------------------------------------------------------------
PAYMENT DATE                                   0%          100%          275%           400%         550%
------------                                 ---           ---           ---            ---          ---
Initial ..................................   100           100           100            100          100
August 25, 1999 ..........................   107           107            53             11            0
August 25, 2000 ..........................   114           114             0              0            0
August 25, 2001 ..........................   122           122             0              0            0
August 25, 2002 ..........................   131           131             0              0            0
August 25, 2003 ..........................   140           140             0              0            0
August 25, 2004 ..........................   150           150             0              0            0
August 25, 2005 ..........................   160           160             0              0            0
August 25, 2006 ..........................   171           171             0              0            0
August 25, 2007 ..........................   183           183             0              0            0
August 25, 2008 ..........................   196           196             0              0            0
August 25, 2009 ..........................   210           210             0              0            0
August 25, 2010 ..........................   224           224             0              0            0
August 25, 2011 ..........................   240           240             0              0            0
August 25, 2012 ..........................   257           257             0              0            0
August 25, 2013 ..........................   274           274             0              0            0
August 25, 2014 ..........................   294           294             0              0            0
August 25, 2015 ..........................   314           302             0              0            0
August 25, 2016 ..........................   336           270             0              0            0
August 25, 2017 ..........................   359           239             0              0            0
August 25, 2018 ..........................   384           203             0              0            0
August 25, 2019 ..........................   411           160             0              0            0
August 25, 2020 ..........................   440           119             0              0            0
August 25, 2021 ..........................   470            80             0              0            0
August 25, 2022 ..........................   503            44             0              0            0
August 25, 2023 ..........................   474             9             0              0            0
August 25, 2024 ..........................   386             0             0              0            0
August 25, 2025 ..........................   262             0             0              0            0
August 25, 2026 ..........................   128             0             0              0            0
August 25, 2027 ..........................     0             0             0              0            0
August 25, 2028 ..........................     0             0             0              0            0
Weighted Average
 Life (Years)(1) .........................  27.0          21.2           1.0            0.7          0.5

-------------
(1)  The weighted average life of each Class or Subclass of Offered CitiCertificates is determined by (i)
     multiplying the amount of each distribution in reduction of Stated Amount by the number of years from the date of issuance of the Offered CitiCertificates to the related Distribution Date, (ii)
     adding the results and (iii) dividing the sum by the Initial Stated Amount of the Class or Subclass
     of the Offered CitiCertificates.

*    Indicates an amount above zero and less than 0.5% of Initial Stated Amount is outstanding.


 PERCENT OF INITIAL STATED AMOUNT OUTSTANDING FOR EACH CLASS OR SUBCLASS OF OFFERED CITICERTIFICATES
             AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL SET FORTH BELOW:

                                                             CLASS A-16 CITICERTIFICATES
                                             ------------------------------------------------------------
PAYMENT DATE                                   0%          100%          275%           400%          550%
------------                                 ---           ---           ---            ---           ---
Initial ..................................   100           100           100            100           100
August 25, 1999 ..........................    98            96            91             88            83
August 25, 2000 ..........................    97            88            72             62            49
August 25, 2001 ..........................    95            77            49             31            12
August 25, 2002 ..........................    94            68            30              8             0
August 25, 2003 ..........................    92            59            14              0             0
August 25, 2004 ..........................    91            52             4              0             0
August 25, 2005 ..........................    89            45             0              0             0
August 25, 2006 ..........................    88            40             0              0             0
August 25, 2007 ..........................    86            35             0              0             0
August 25, 2008 ..........................    84            32             0              0             0
August 25, 2009 ..........................    82            28             0              0             0
August 25, 2010 ..........................    80            25             0              0             0
August 25, 2011 ..........................    78            21             0              0             0
August 25, 2012 ..........................    75            18             0              0             0
August 25, 2013 ..........................    73            16             0              0             0
August 25, 2014 ..........................    69            13             0              0             0
August 25, 2015 ..........................    66            11             0              0             0
August 25, 2016 ..........................    63             8             0              0             0
August 25, 2017 ..........................    59             6             0              0             0
August 25, 2018 ..........................    55             4             0              0             0
August 25, 2019 ..........................    50             1             0              0             0
August 25, 2020 ..........................    45             0             0              0             0
August 25, 2021 ..........................    40             0             0              0             0
August 25, 2022 ..........................    34             0             0              0             0
August 25, 2023 ..........................    28             0             0              0             0
August 25, 2024 ..........................    21             0             0              0             0
August 25, 2025 ..........................    11             0             0              0             0
August 25, 2026 ..........................     1             0             0              0             0
August 25, 2027 ..........................     0             0             0              0             0
August 25, 2028 ..........................     0             0             0              0             0
Weighted Average
 Life (Years)(1) .........................  19.0           8.0           3.1            2.4           2.0

                                                              CLASS A-17 CITICERTIFICATES
                                             -------------------------------------------------------------
PAYMENT DATE                                   0%          100%           275%          400%           550%
------------                                 ---           ---            ---           ---            ---
Initial ..................................   100           100            100           100            100
August 25, 1999 ..........................   100           100            100           100            100
August 25, 2000 ..........................   100           100            100           100            100
August 25, 2001 ..........................   100           100            100           100            100
August 25, 2002 ..........................   100           100            100           100             11
August 25, 2003 ..........................   100           100            100            28              0
August 25, 2004 ..........................   100           100            100             0              0
August 25, 2005 ..........................   100           100             72             0              0
August 25, 2006 ..........................   100           100             35             0              0
August 25, 2007 ..........................   100           100             18             0              0
August 25, 2008 ..........................   100           100             15             0              0
August 25, 2009 ..........................   100           100             13             0              0
August 25, 2010 ..........................   100           100             11             0              0
August 25, 2011 ..........................   100           100             10             0              0
August 25, 2012 ..........................   100           100              2             0              0
August 25, 2013 ..........................   100           100              0             0              0
August 25, 2014 ..........................   100           100              0             0              0
August 25, 2015 ..........................   100           100              0             0              0
August 25, 2016 ..........................   100           100              0             0              0
August 25, 2017 ..........................   100           100              0             0              0
August 25, 2018 ..........................   100           100              0             0              0
August 25, 2019 ..........................   100           100              0             0              0
August 25, 2020 ..........................   100            80              0             0              0
August 25, 2021 ..........................   100            58              0             0              0
August 25, 2022 ..........................   100            37              0             0              0
August 25, 2023 ..........................   100            19              0             0              0
August 25, 2024 ..........................   100             3              0             0              0
August 25, 2025 ..........................   100             0              0             0              0
August 25, 2026 ..........................   100             0              0             0              0
August 25, 2027 ..........................    11             0              0             0              0
August 25, 2028 ..........................     0             0              0             0              0
Weighted Average
 Life (Years)(1) .........................  28.6          23.5            8.4           4.9            3.8

                                                              CLASS A-18 CITICERTIFICATES
                                             -----------------------------------------------------------
PAYMENT DATE                                   0%          100%          275%           400%         550%
------------                                 ---           ---           ---            ---          ---
Initial ..................................   100           100           100            100          100
August 25, 1999 ..........................   100           100           100            100          100
August 25, 2000 ..........................   100           100           100            100          100
August 25, 2001 ..........................   100           100           100            100          100
August 25, 2002 ..........................   100           100           100            100          100
August 25, 2003 ..........................   100           100           100            100          100
August 25, 2004 ..........................    98            95            91             87           62
August 25, 2005 ..........................    96            90            80             72           37
August 25, 2006 ..........................    93            83            65             54           23
August 25, 2007 ..........................    91            75            49             36           14
August 25, 2008 ..........................    88            66            33             24            9
August 25, 2009 ..........................    85            57            19             14            6
August 25, 2010 ..........................    82            49             8              7            4
August 25, 2011 ..........................    78            41             0              1            3
August 25, 2012 ..........................    75            34             0              0            2
August 25, 2013 ..........................    70            27             0              0            1
August 25, 2014 ..........................    66            20             0              0            1
August 25, 2015 ..........................    62            14             0              0            *
August 25, 2016 ..........................    56             8             0              0            *
August 25, 2017 ..........................    51             3             0              0            *
August 25, 2018 ..........................    45             0             0              0            *
August 25, 2019 ..........................    39             0             0              0            *
August 25, 2020 ..........................    32             0             0              0            *
August 25, 2021 ..........................    25             0             0              0            *
August 25, 2022 ..........................    17             0             0              0            *
August 25, 2023 ..........................     9             0             0              0            *
August 25, 2024 ..........................     0             0             0              0            *
August 25, 2025 ..........................     0             0             0              0            *
August 25, 2026 ..........................     0             0             0              0            *
August 25, 2027 ..........................     0             0             0              0            *
August 25, 2028 ..........................     0             0             0              0            0
Weighted Average
 Life (Years)(1) .........................  18.1          12.1           9.0            8.5          7.1

-------------
(1)  The weighted average life of each Class or Subclass of Offered CitiCertificates is determined by (i)
     multiplying the amount of each distribution in reduction of Stated Amount by the number of years from the date of issuance of the Offered CitiCertificates to the related Distribution Date, (ii)
     adding the results and (iii) dividing the sum by the Initial Stated Amount of the Class or Subclass
     of the Offered CitiCertificates.

*    Indicates an amount above zero and less than 0.5% of Initial Stated Amount is outstanding.


     PERCENT OF INITIAL STATED AMOUNT OUTSTANDING FOR EACH CLASS OR SUBCLASS OF OFFERED CITICERTIFICATES
                 AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL SET FORTH BELOW:

                                                  CLASS A-19(2) AND CLASS A-20(3) CITICERTIFICATES
                                             ------------------------------------------------------------
PAYMENT DATE                                   0%          100%          275%           400%          550%
------------                                 ---           ---           ---            ---           ---
Initial ..................................   100           100           100            100           100
August 25, 1999 ..........................   100           100           100            100           100
August 25, 2000 ..........................   100           100           100            100           100
August 25, 2001 ..........................   100           100           100            100           100
August 25, 2002 ..........................    99            99            99             99            93
August 25, 2003 ..........................    98            98            98             98             4
August 25, 2004 ..........................    96            96            96             79             0
August 25, 2005 ..........................    95            95            95             42             0
August 25, 2006 ..........................    94            94            94             28             0
August 25, 2007 ..........................    93            93            92             27             0
August 25, 2008 ..........................    92            92            89             27             0
August 25, 2009 ..........................    90            90            86             26             0
August 25, 2010 ..........................    89            89            84             26             0
August 25, 2011 ..........................    88            88            82             26             0
August 25, 2012 ..........................    87            87            77             21             0
August 25, 2013 ..........................    86            86            63             15             0
August 25, 2014 ..........................    84            84            50             11             0
August 25, 2015 ..........................    83            83            40              8             0
August 25, 2016 ..........................    82            82            32              6             0
August 25, 2017 ..........................    81            81            25              4             0
August 25, 2018 ..........................    80            80            20              3             0
August 25, 2019 ..........................    78            78            15              2             0
August 25, 2020 ..........................    77            77            12              1             0
August 25, 2021 ..........................    76            76             9              1             0
August 25, 2022 ..........................    75            75             6              1             0
August 25, 2023 ..........................    74            73             5              *             0
August 25, 2024 ..........................    72            63             3              *             0
August 25, 2025 ..........................    71            46             2              *             0
August 25, 2026 ..........................    70            28             1              *             0
August 25, 2027 ..........................    64            12             *              *             0
August 25, 2028 ..........................     0             0             0              0             0
Weighted Average
 Life (Years)(1) .........................  25.2          24.0          16.3            9.1           4.6

                                                              CLASS A-21 CITICERTIFICATES
                                            --------------------------------------------------------------
PAYMENT DATE                                   0%          100%           275%          400%           550%
------------                                 ---           ---            ---           ---            ---
Initial ..................................   100           100            100           100            100
August 25, 1999 ..........................   100           100            100           100            100
August 25, 2000 ..........................   100           100            100           100            100
August 25, 2001 ..........................   100           100            100           100            100
August 25, 2002 ..........................   100           100            100           100            100
August 25, 2003 ..........................   100           100            100           100            100
August 25, 2004 ..........................    98            95             91            87             62
August 25, 2005 ..........................    96            90             80            72             37
August 25, 2006 ..........................    93            83             65            54             23
August 25, 2007 ..........................    91            75             49            36             14
August 25, 2008 ..........................    88            66             33            24              9
August 25, 2009 ..........................    85            57             19            14              6
August 25, 2010 ..........................    82            49              8             7              4
August 25, 2011 ..........................    78            41              0             1              3
August 25, 2012 ..........................    75            34              0             0              2
August 25, 2013 ..........................    70            27              0             0              1
August 25, 2014 ..........................    66            20              0             0              1
August 25, 2015 ..........................    62            14              0             0              *
August 25, 2016 ..........................    56             8              0             0              *
August 25, 2017 ..........................    51             3              0             0              *
August 25, 2018 ..........................    45             0              0             0              *
August 25, 2019 ..........................    39             0              0             0              *
August 25, 2020 ..........................    32             0              0             0              *
August 25, 2021 ..........................    25             0              0             0              *
August 25, 2022 ..........................    17             0              0             0              *
August 25, 2023 ..........................     9             0              0             0              *
August 25, 2024 ..........................     0             0              0             0              *
August 25, 2025 ..........................     0             0              0             0              *
August 25, 2026 ..........................     0             0              0             0              *
August 25, 2027 ..........................     0             0              0             0              *
August 25, 2028 ..........................     0             0              0             0              0
Weighted Average
 Life (Years)(1) .........................  18.1          12.1            9.0           8.5            7.1

                                                              CLASS A-22 CITICERTIFICATES
                                            ------------------------------------------------------------
PAYMENT DATE                                   0%          100%          275%           400%         550%
------------                                 ---           ---           ---            ---          ---
Initial ..................................   100           100           100            100          100
August 25, 1999 ..........................    99            97            95             93           91
August 25, 2000 ..........................    98            93            84             77           70
August 25, 2001 ..........................    97            86            69             59           47
August 25, 2002 ..........................    95            80            57             44           31
August 25, 2003 ..........................    94            74            47             33           21
August 25, 2004 ..........................    92            68            39             25           14
August 25, 2005 ..........................    91            63            32             18            9
August 25, 2006 ..........................    89            58            26             14            6
August 25, 2007 ..........................    87            54            21             10            4
August 25, 2008 ..........................    85            49            17              8            3
August 25, 2009 ..........................    83            45            14              6            2
August 25, 2010 ..........................    81            41            11              4            1
August 25, 2011 ..........................    78            38             9              3            1
August 25, 2012 ..........................    76            34             7              2            *
August 25, 2013 ..........................    73            31             6              2            *
August 25, 2014 ..........................    70            28             5              1            *
August 25, 2015 ..........................    67            25             4              1            *
August 25, 2016 ..........................    63            22             3              1            *
August 25, 2017 ..........................    60            20             2              *            *
August 25, 2018 ..........................    56            17             2              *            *
August 25, 2019 ..........................    52            15             1              *            *
August 25, 2020 ..........................    47            13             1              *            *
August 25, 2021 ..........................    42            11             1              *            *
August 25, 2022 ..........................    37             9             1              *            *
August 25, 2023 ..........................    32             7             *              *            *
August 25, 2024 ..........................    26             6             *              *            *
August 25, 2025 ..........................    20             4             *              *            *
August 25, 2026 ..........................    13             2             *              *            *
August 25, 2027 ..........................     6             1             *              *            *
August 25, 2028 ..........................     0             0             0              0            0
Weighted Average
 Life (Years)(1) .........................  19.6          11.5           6.1            4.5          3.5

-------------
(1)  The weighted average life of each Class or Subclass of Offered CitiCertificates is determined by (i)
     multiplying the amount of each distribution in reduction of Stated Amount or notional amount by the number of years from the date of issuance of the Offered CitiCertificates to the related
     Distribution Date, (ii) adding the results and (iii) dividing the sum by the Initial Stated Amount or notional amount of the Class or Subclass of the Offered CitiCertificates.

(2)  The weighted average lives shown for the Class A-19 CitiCertificates apply to the Class A-19
     CitiCertificates as a group and, because principal distribution on the Class A-19 CitiCertificates will be made on the basis of requests for distribution or by random lots, are not likely to reflect the experience of any particular investor, even if the Mortgage Loans were to prepay at the rates assumed.

(3)  With respect to the Class A-20 CitiCertificates, the percentages are expressed as percentages of the initial Class A-20 Notional Amount.

*    Indicates an amount above zero and less than 0.5% of Initial Stated Amount or notional amount is outstanding.


 PERCENT OF INITIAL STATED AMOUNT OUTSTANDING FOR EACH CLASS OR SUBCLASS OF OFFERED CITICERTIFICATES
               AT THE RESPECTIVE PERCENTAGES OF THE PREPAYMENT MODEL SET FORTH BELOW:

                                                              CLASS M CITICERTIFICATES
                                             ------------------------------------------------------------
PAYMENT DATE                                   0%          100%          275%           400%          550%
------------                                 ---           ---           ---            ---           ---
Initial .................................    100           100           100            100           100
August 25, 1999 .........................     99            99            99             99            99
August 25, 2000 .........................     98            98            98             98            98
August 25, 2001 .........................     97            97            97             97            97
August 25, 2002 .........................     96            96            96             96            96
August 25, 2003 .........................     94            94            94             94            94
August 25, 2004 .........................     93            91            88             86            83
August 25, 2005 .........................     91            88            81             76            69
August 25, 2006 .........................     90            83            71             63            54
August 25, 2007 .........................     88            77            60             50            38
August 25, 2008 .........................     86            71            49             37            25
August 25, 2009 .........................     84            65            40             27            16
August 25, 2010 .........................     82            60            33             20            11
August 25, 2011 .........................     80            55            27             15             7
August 25, 2012 .........................     77            50            21             11             5
August 25, 2013 .........................     75            45            17              8             3
August 25, 2014 .........................     72            41            14              6             2
August 25, 2015 .........................     69            37            11              4             1
August 25, 2016 .........................     65            33             9              3             1
August 25, 2017 .........................     62            29             7              2             *
August 25, 2018 .........................     58            26             5              2             *
August 25, 2019 .........................     53            22             4              1             *
August 25, 2020 .........................     49            19             3              1             *
August 25, 2021 .........................     44            16             2              1             *
August 25, 2022 .........................     39            13             2              *             *
August 25, 2023 .........................     33            11             1              *             *
August 25, 2024 .........................     27             8             1              *             *
August 25, 2025 .........................     21             6             1              *             *
August 25, 2026 .........................     14             4             *              *             *
August 25, 2027 .........................      6             2             *              *             *
August 25, 2028 .........................      0             0             0              0             0
Weighted Average
 Life (Years)(1) ........................   19.9          14.9          10.9            9.5           8.5

                                                              CLASS B-1 CITICERTIFICATES
                                             -------------------------------------------------------------
PAYMENT DATE                                   0%          100%           275%          400%           550%
------------                                 ---           ---            ---           ---            ---
Initial .................................    100           100            100           100            100
August 25, 1999 .........................     99            99             99            99             99
August 25, 2000 .........................     98            98             98            98             98
August 25, 2001 .........................     97            97             97            97             97
August 25, 2002 .........................     96            96             96            96             96
August 25, 2003 .........................     94            94             94            94             94
August 25, 2004 .........................     93            91             88            86             83
August 25, 2005 .........................     91            88             81            76             69
August 25, 2006 .........................     90            83             71            63             54
August 25, 2007 .........................     88            77             60            50             38
August 25, 2008 .........................     86            71             49            37             25
August 25, 2009 .........................     84            65             40            27             16
August 25, 2010 .........................     82            60             33            20             11
August 25, 2011 .........................     80            55             27            15              7
August 25, 2012 .........................     77            50             21            11              5
August 25, 2013 .........................     75            45             17             8              3
August 25, 2014 .........................     72            41             14             6              2
August 25, 2015 .........................     69            37             11             4              1
August 25, 2016 .........................     65            33              9             3              1
August 25, 2017 .........................     62            29              7             2              *
August 25, 2018 .........................     58            26              5             2              *
August 25, 2019 .........................     53            22              4             1              *
August 25, 2020 .........................     49            19              3             1              *
August 25, 2021 .........................     44            16              2             1              *
August 25, 2022 .........................     39            13              2             *              *
August 25, 2023 .........................     33            11              1             *              *
August 25, 2024 .........................     27             8              1             *              *
August 25, 2025 .........................     21             6              1             *              *
August 25, 2026 .........................     14             4              *             *              *
August 25, 2027 .........................      6             2              *             *              *
August 25, 2028 .........................      0             0              0             0              0
Weighted Average
 Life (Years)(1) ........................   19.9          14.9           10.9           9.5            8.5

                                                              CLASS B-2 CITICERTIFICATES
                                             -----------------------------------------------------------
PAYMENT DATE                                   0%          100%          275%           400%         550%
------------                                 ---           ---           ---            ---          ---
Initial .................................    100           100           100            100          100
August 25, 1999 .........................     99            99            99             99           99
August 25, 2000 .........................     98            98            98             98           98
August 25, 2001 .........................     97            97            97             97           97
August 25, 2002 .........................     96            96            96             96           96
August 25, 2003 .........................     94            94            94             94           94
August 25, 2004 .........................     93            91            88             86           83
August 25, 2005 .........................     91            88            81             76           69
August 25, 2006 .........................     90            83            71             63           54
August 25, 2007 .........................     88            77            60             50           38
August 25, 2008 .........................     86            71            49             37           25
August 25, 2009 .........................     84            65            40             27           16
August 25, 2010 .........................     82            60            33             20           11
August 25, 2011 .........................     80            55            27             15            7
August 25, 2012 .........................     77            50            21             11            5
August 25, 2013 .........................     75            45            17              8            3
August 25, 2014 .........................     72            41            14              6            2
August 25, 2015 .........................     69            37            11              4            1
August 25, 2016 .........................     65            33             9              3            1
August 25, 2017 .........................     62            29             7              2            *
August 25, 2018 .........................     58            26             5              2            *
August 25, 2019 .........................     53            22             4              1            *
August 25, 2020 .........................     49            19             3              1            *
August 25, 2021 .........................     44            16             2              1            *
August 25, 2022 .........................     39            13             2              *            *
August 25, 2023 .........................     33            11             1              *            *
August 25, 2024 .........................     27             8             1              *            *
August 25, 2025 .........................     21             6             1              *            *
August 25, 2026 .........................     14             4             *              *            *
August 25, 2027 .........................      6             2             *              *            *
August 25, 2028 .........................      0             0             0              0            0
Weighted Average
 Life (Years)(1) ........................   19.9          14.9          10.9            9.5          8.5

-------------
(1)  The weighted average life of each Class or Subclass of Offered CitiCertificates is determined by (i)
     multiplying the amount of each distribution in reduction of Stated Amount by the number of years from the date of issuance of the Offered CitiCertificates to the related Distribution Date, (ii)
     adding the results and (iii) dividing the sum by the Initial Stated Amount of the Class or Subclass
     of the Offered CitiCertificates.

*    Indicates an amount above zero and less than 0.5% of Initial Stated Amount is outstanding.

PREPAYMENT AND YIELD CONSIDERATIONS

     The yield to maturity and weighted average lives of the Offered CitiCertificates will be sensitive in varying degrees to, among other things, the rate of prepayment of the Mortgage Loans, the allocation of such prepayments to the Class A, Unoffered Class A-IO, Class M and Class B CitiCertificates and the timing and extent of losses, if any, allocable to the Class A, Unoffered Class A-IO, Class M and Class B CitiCertificates. No representation is made as to whether the Mortgage Loans will prepay at any particular rate.

     The yield to maturity on the Offered Class B CitiCertificates will be more sensitive than the yield to maturity on the Class A, Unoffered Class A-IO and Class M CitiCertificates to losses due to defaults on the Mortgage Loans (and the timing thereof), to the extent not covered by the Unoffered Class B CitiCertificates, because the entire amount of such losses will be allocable to the Offered Class B CitiCertificates in reverse numerical order prior to the Class A and Class M CitiCertificates except as otherwise provided herein. To the extent not covered by advances, delinquencies on Mortgage Loans may also have a relatively greater effect on the yield to investors in the Offered Class B CitiCertificates. Amounts otherwise distributable to holders of the Offered Class B CitiCertificates will be made available to protect holders of the Class A, Unoffered Class A-IO and Class M CitiCertificates against interruptions in distributions due to certain mortgagor delinquencies. Such delinquencies, to the extent not covered by the Unoffered Class B CitiCertificates, even if subsequently cured, may affect the timing of the receipt of distributions by holders of the Offered Class B CitiCertificates, because the entire amount of those delinquencies would be borne by the Offered Class B Subclasses in reverse numerical order prior to the Class A, Unoffered Class A-IO and Class M CitiCertificates.

     If the purchaser of an Offered CitiCertificate offered at a discount from its parity price (as described below) calculates the anticipated yield to maturity of such Offered CitiCertificate based on an assumed rate of payment of principal that is faster than that actually received on the Mortgage Loans, assuming all other relevant circumstances are unchanged, the actual yield to maturity will be lower than that so calculated. If the purchaser of an Offered CitiCertificate which was instead offered at a premium over its parity price or the purchaser of a Class A-4 or Class A-20 CitiCertificate which has no Stated Amount calculates the anticipated yield to maturity of such Offered CitiCertificate on an assumed rate of payment of principal that is slower than that actually received on the Mortgage Loans, assuming all other relevant circumstances are unchanged, the actual yield to maturity will be lower than that so calculated. Parity price is the price at which an Offered CitiCertificate will yield its coupon, after giving effect to any payment delay.

     The timing of changes in the rate of prepayments on the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the Mortgage Loans the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered CitiCertificates will not be offset by a subsequent like reduction (or increase) in the rate of principal payments.

     As described under "DESCRIPTION OF THE OFFERED CITICERTIFICATES-- Distributions in Reduction of Stated Amount" herein, all or a disproportionate percentage of principal prepayments on the Mortgage Loans (including liquidations and repurchases of Mortgage Loans) will be distributed, to the extent of the Non-PO Percentage, to the holders of the Class A CitiCertificates (other than the Class A-22 CitiCertificates) then entitled to distributions in respect of principal during the nine years beginning on the first Distribution Date, and, to the extent that such principal prepayments are made in respect of a Discounted Mortgage Loan, to the Class A-22 CitiCertificates in proportion to the interest of the Class A-22 CitiCertificates in such Discount Mortgage Loan represented by the PO Percentage. The holders of the Class A-18 and Class A-21 CitiCertificates will not be entitled to receive any distributions in reduction of Stated Amount prior to the Distribution Date in September 2003, and prior to the Distribution Date in September 2007 will receive a disproportionately small portion of principal prepayments and other unscheduled recoveries on the Mortgage Loans, unless the Stated Amounts of all other Class A Subclasses (other than the Class A-22 CitiCertificates) have been reduced to zero or the Stated Amounts of the Subordinated CitiCertificates have been reduced to zero. As a result, the weighted average life will be longer, and could be significantly longer, than would be the case if the Class A-18 and Class 21 CitiCertificates received their pro rata share of the Class A Percentage and Class A Prepayment Percentage of the Non-PO Percentage of all principal payments received on the Mortgage Loans.

     The Issuer intends to file certain additional yield tables and other computational material with respect to one or more Class A Subclasses, the Class M CitiCertificates and the Offered Class B Subclasses with the Commission in a

Report on Form 8-K. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" herein. Such tables and materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such investors. Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions. Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

     Because the rate of principal payments (including prepayments) on the Mortgage Loans may significantly affect the weighted average life and other characteristics on any Class A Subclass, the Class M CitiCertificates or any Offered Class B Subclass, prospective investors are urged to consult their investment advisors and to consider their own estimates as to the anticipated rate of future prepayments on the Mortgage Loans and the suitability of the Class A CitiCertificates, the Class M CitiCertificates and Offered Class B CitiCertificates to their investment objectives.

SENSITIVITY OF THE CLASS A-4 CITICERTIFICATES

     THE YIELD TO INVESTORS IN THE CLASS A-4 CITICERTIFICATES WILL BE HIGHLY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS. A HIGH RATE OF PREPAYMENTS WILL HAVE A MATERIAL NEGATIVE EFFECT ON THE YIELD TO INVESTORS IN THE CLASS A-4 CITICERTIFICATES AND MAY RESULT IN THE FAILURE OF SUCH INVESTORS TO FULLY RECOVER THEIR INITIAL INVESTMENTS.

     To illustrate the significance of changes in the level prepayments on the Class A-4 CitiCertificates, the following table indicates the pre-tax yields to maturity (on a corporate bond equivalent basis) under the assumptions specified in the following paragraph. It is highly unlikely that the Mortgage Loans will repay at a constant level of the Prepayment Model until maturity or that all of the Mortgage Loans will prepay at the same rate. As discussed above, the timing of changes in the rate of prepayments may significantly affect total distributions received, the date of receipt of such distribution and the actual yield to maturity to an investor in a Class A-4 CitiCertificate, even if the average rate of principal prepayments is consistent with such investor's expectations.

     The following table has been prepared on the basis of the Structuring Assumptions under the heading "--Weighted Average Lives of the Offered CitiCertificates," and the additional assumptions that (i) the aggregate purchase price for the Class A-4 CitiCertificates is $480,703.73 (which price includes accrued interest) and (ii) such purchase price is paid on August 27, 1998. The Mortgage Loans will not have all the characteristics assumed above and there can be no assurance that the Mortgage Loans will prepay at any of the constant rates shown in the table or at any other particular rate, the rate pre-tax yield to maturity on the Class A-4 CitiCertificates will correspond to any of the amounts shown herein or that the aggregate purchase price of the Class A-4 CitiCertificates will be equal to that assumed. Each investor must make an independent decision as to the appropriate prepayment assumptions to be used in deciding whether to purchase a Class A-4 CitiCertificate.

     The pre-tax yields set forth in the following table were calculated by (i) determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on the Class A-4 CitiCertificates, would cause the discounted present value of such assumed stream of cash flows to equal an assumed aggregate purchase price for the Class A-4 CitiCertificates of $480,703.73 (which price includes accrued interest) and (ii) converting such monthly rates to corporate bond equivalent rates. Such calculations do not take into account the interest rates at which investors may be able to reinvest funds received by them as distributions on the Class A-4 CitiCertificates and consequently do not purport to reflect the return on any investment in Class A-4 CitiCertificate when such reinvestment rates are considered.

                           PRE-TAX YIELDS TO MATURITY

                                                                PERCENTAGES OF PREPAYMENT MODEL
                           ---------------------------------------------------------------------------------------------------
     CLASS                   0%                     100%                   275%                    400%                  550%
     -----                 -----                   -----                  -----                   -----                 -----
Class A-4 ...............  41.86%                  19.97%                 19.97%                  19.97%                15.58%

SENSITIVITY OF THE CLASS A-11 CITICERTIFICATES

     THE YIELD TO INVESTORS IN THE CLASS A-11 CITICERTIFICATES WILL BE EXTREMELY SENSITIVE TO THE RATE AND TIMING OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) OF THE MORTGAGE LOANS, WHICH RATE MAY FLUCTUATE SIGNIFICANTLY FROM TIME TO TIME. INVESTORS SHOULD FULLY CONSIDER THE ASSOCIATED RISKS, INCLUDING THE RISK THAT A RELATIVELY LOW

RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS WILL HAVE A NEGATIVE EFFECT ON THE YIELD TO INVESTORS IN THE CLASS A-11 CITICERTIFICATES.

     The following table indicates the sensitivity to various rates of prepayment on the Mortgage Loans of the pre-tax yields to maturity on a corporate bond equivalent basis of the Class A-11 CitiCertificates. Such calculations are based on distributions made in accordance with "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Distributions in Reduction of Stated Amount" herein, on the Structuring Assumptions under the heading "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Weighted Average Lives of the Offered CitiCertificates" and on the further assumption that the Class A-11 CitiCertificates will be purchased on August 27, 1998 at an aggregate purchase price equal to approximately 78% of the Initial Stated Amount thereof.

                           PRE-TAX YIELDS TO MATURITY

                                                                PERCENTAGES OF PREPAYMENT MODEL
                            --------------------------------------------------------------------------------------------------
     CLASS                   0%                     100%                    275%                    400%                 550%
     -----                  ----                    ----                    ----                   ----                 -----
Class A-11 ...............  0.98%                   1.57%                   4.62%                  9.23%                14.16%

     The pre-tax yields set forth in the preceding table were calculated by (i) determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on the Class A-11 CitiCertificates, would cause the discounted present value of such assumed stream of cash flows to equal an assumed purchase price for each Class A-11 CitiCertificate equal to 78% of the Initial Stated Amount thereof and (ii) converting such monthly rates to corporate bond equivalent rates. Such calculation does not take into account the interest rates at which investors may be able to reinvest funds received by them as distributions on the Class A-11 CitiCertificates and consequently does not purport to reflect the return on any investment in Class A-11 CitiCertificates when such reinvestment rates are considered.

     Notwithstanding the assumed prepayment rate reflected in the preceding table, it is highly unlikely that the Mortgage Loans will prepay at a constant rate until maturity or that all of the Mortgage Loans will prepay at the same time. There are likely to be discrepancies between the characteristics of the actual Mortgage Loans and the characteristics of the Mortgage Loans assumed in preparing the table. As a result of these factors, the pre-tax yields on the Class A-11 CitiCertificates are likely to differ from those shown in such table, even if all of the Mortgage Loans prepay at the indicated percentages of the Prepayment Model.

SENSITIVITY OF THE CLASS A-20 CITICERTIFICATES

     THE YIELD TO INVESTORS IN THE CLASS A-20 CITICERTIFICATES WILL BE HIGHLY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS. A HIGH RATE OF PREPAYMENTS WILL HAVE A MATERIAL NEGATIVE EFFECT ON THE YIELD TO INVESTORS IN THE CLASS A-20 CITICERTIFICATES AND MAY RESULT IN THE FAILURE OF SUCH INVESTORS TO FULLY RECOVER THEIR INITIAL INVESTMENTS.

     To illustrate the significance of changes in the level prepayments on the Class A-20 CitiCertificates, the following table indicates the pre-tax yields to maturity (on a corporate bond equivalent basis) under the assumptions specified in the following paragraph. It is highly unlikely that the Mortgage Loans will repay at a constant level of the Prepayment Model until maturity or that all of the Mortgage Loans will prepay at the same rate. As discussed above, the timing of changes in the rate of prepayments may significantly affect total distributions received, the date of receipt of such distribution and the actual yield to maturity to an investor in a Class A-20 CitiCertificates, even if the average rate of principal prepayments is consistent with such investor's expectations.

     The following table has been prepared on the basis of the Structuring Assumptions described under the heading "--Weighted Average Lives of the Offered CitiCertificates," and the additional assumptions that (i) the aggregate purchase price for the Class A-20 CitiCertificates is $390,034.72 (which price includes accrued interest) and (ii) such purchase price is paid on August 27, 1998. The Mortgage Loans will not have all the characteristics assumed above and there can be no assurance that the Mortgage Loans will prepay at any of the constant rates shown in the table or at any other particular rate, the rate pre-tax yield to maturity on the Class A-20 CitiCertificates will correspond to any of the amounts shown herein or that the aggregate purchase price of the Class A-20 CitiCertificates will be equal to that assumed. Each investor must make an independent decision as to the appropriate prepayment assumptions to be used in deciding whether to purchase a Class A-20 CitiCertificate.

     The pre-tax yields set forth in the following table were calculated by (i) determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on the Class A-20 CitiCertificates, would cause the discounted present value of such assumed stream of cash flows to equal an assumed aggregate purchase price for the Class A-20 CitiCertificates of $390,034.72 (which price includes accrued interest) and (ii) converting such monthly rates to corporate bond equivalent rates. Such calculations do not take into account the interest rates at which investors may be able to reinvest funds received by them as distributions on the Class A-20 CitiCertificates and consequently do not purport to reflect the return on any investment in Class A-20 CitiCertificate when such reinvestment rates are considered.

                           PRE-TAX YIELDS TO MATURITY

                                                               PERCENTAGES OF PREPAYMENT MODEL
                             ---------------------------------------------------------------------------------------------------
         CLASS                 0%                     100%                   275%                    400%                  550%
         -----               ------                  ------                 ------                  ------                 -----
Class A-20 ...............   26.43%                  26.42%                 25.95%                  20.92%                 7.22%

SENSITIVITY OF THE CLASS A-22 CITICERTIFICATES

     THE YIELD TO INVESTORS IN THE CLASS A-22 CITICERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE AND TIMING OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE DISCOUNT MORTGAGE LOANS, WHICH RATE MAY FLUCTUATE SIGNIFICANTLY FROM TIME TO TIME. BECAUSE PAYMENTS IN REDUCTION OF THE STATED AMOUNT OF CLASS A-22 CITICERTIFICATE WILL BE DIRECTLY RELATED TO THE RATE OF PRINCIPAL PAYMENTS ON THE DISCOUNT MORTGAGE LOANS, PAYMENTS IN REDUCTION OF THE CLASS A-22 CITICERTIFICATE WILL BE DIFFERENT AND MOST LIKELY SLOWER THAN THE POOL TAKEN AS A WHOLE.

     The following table indicates sensitivity to various rates of prepayment on the Discount Mortgage Loans of the pre-tax yields to maturity on a corporate bond equivalent basis of the Class A-22 CitiCertificate. Such calculationsare based on distributions made in accordance with "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Distributions in Reduction of Stated Amount of the Offered CitiCertificates" herein, on the Structuring Assumptions whichpertain to the Discount Mortgage Loans described under the heading "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Weighted Average Lives of the Offered CitiCertificates" and on the further assumption that the Class A-22 CitiCertificate will be purchased on August 27, 1998 at an aggregate purchase price equal to approximately 70.00% of the Initial Stated Amount thereof.

                           PRE-TAX YIELDS TO MATURITY

                                                            PERCENTAGES OF PREPAYMENT MODEL
                     ----------------------------------------------------------------------------------------------------------
        CLASS          0%                          100%                   275%                     400%                  550%
        -----        -----                        -----                  -----                    -----                 ------
Class A-22 ........  1.88%                        3.43%                  6.65%                    8.87%                 11.36%

     The pre-tax yields set forth in the preceding table were calculated by (i) determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on the Class A-22 CitiCertificates, would cause the discounted present value of such assumed stream of cash flows to equal an assumed purchase price for each Class A-22 CitiCertificate equal to 70.00% of the Initial Stated Amount thereof and (ii) converting such monthly rates to corporate bond equivalent rates. Such calculation does not take into account the interest rates at which investors may be able to reinvest funds received by them as distributions on the Class A-22 CitiCertificates and consequently does not purport to reflect the return on any investment in Class A-22 CitiCertificates when such reinvestment rates are considered.

     Notwithstanding the assumed prepayment rate reflected in the preceding table, it is highly unlikely that the Discount Mortgage Loans will prepay at a constant rate until maturity or that all of the Discount Mortgage Loans will prepay at the same time. A lower than anticipated rate of principal prepayments on the Discount Mortgage Loans will have an adverse effect on the yield to maturity of the Class A-22 CitiCertificates. Because the Discount Mortgage Loans have NNRs that are lower than the NNRs of the Premium Mortgage Loans, the Discount Mortgage Loans are generally likely to prepay at a lower rate under most circumstances. There are likely to be discrepancies between the characteristics of the actual Discount Mortgage Loans and the characteristics of the Discount Mortgage Loans assumed in preparing the table. As a result of these factors, the pre-tax yields on the Class A-22 CitiCertificates are likely to differ from those shown in such table, even if all of the Discount Mortgage Loans prepay at the indicated percentages of the Prepayment Model. Investors are urged to make their investment decisions based on their determinations as to anticipated rates of prepayment under a variety of scenarios.

YIELD CONSIDERATIONS WITH RESPECT TO THE OFFERED CLASS B CITICERTIFICATES

     If the Unoffered Class B Stated Amount has been reduced to zero, the yield to maturity on the Offered Class B CitiCertificates will become extremely sensitive to losses on the Mortgage Loans and the timing thereof, because the entire amount of such losses (other than Excess Fraud Losses, Excess Special Hazard Losses and Excess Bankruptcy Losses, as described herein) will be allocated first to the Class B-2 CitiCertificates until the Stated Amount thereof has been reduced to zero, and then to the Class B-1 CitiCertificates.

     Defaults on the Mortgage Loans may be measured relative to a default standard or model. The model used in the following tables, the standard default assumption ("SDA"), represents an assumed rate of default each month relative to the then outstanding principal balance of a pool of new mortgage loans. A default assumption of 100% SDA assumes constant default rates of 0.02% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 0.02% per annum in each month thereafter until the 30th month. Beginning in the 30th month and in each month thereafter through the 60th month of the life of the mortgage loans, 100% SDA assumes a constant default rate of 0.60% per annum each month. Beginning in the 61st month and in each month thereafter through the 120th month of the life of the mortgage loans, 100% SDA assumes that the constant default rate declines each month by 0.0095% per annum, and that the constant default rate remains at 0.03% per annum in each month after the 120th month. As used in the table below, "50% SDA" assumes default rates equal to the product of 0.50 and the 100% SDA assumed default rate, "100% SDA" assumes default rates equal to the product of 1.00 and the 100% SDA assumed default rate, "150% SDA" assumes default rates equal to the product of 1.50 and the 100% SDA assumed default rate and so forth. SDA does not purport to be a historical description of default experience or a prediction of the anticipated rate of default of any pool of mortgage loans, including the Mortgage Loans.

     The following yield tables have been prepared using the Structuring Assumptions, except that, in lieu of clause (i) of the Structuring Assumptions, it was assumed that (i) scheduled interest and principal payments on the Mortgage Loans are received timely, other than with respect to Mortgage Loans on which it is assumed the defaults occur monthly in accordance with the indicated percentages of SDA. In addition, it was assumed that (i) realized losses on liquidations of a specified percentage of the outstanding principal balance of such liquidated Mortgage Loans, as indicated in the table (referred to as the "Loss Severity Percentage"), will occur at the time of liquidation which shall be twelve months after the date of default; (ii) there are no Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses; (iii) reductions of the Class A Prepayment Percentage are taken only when permitted as described under "DESCRIPTION OF THE OFFERED CITICERTIFICATES--Distributions in Reduction of Stated Amount" in this Prospectus Supplement, and that there are no delinquent loans other than Liquidated Loans; and (iv) there are no Non-Supported Interest Shortfalls.

     The rate of distributions in reduction of Stated Amount on the Offered Class B CitiCertificates will be directly related to the actual amortization schedule of the Mortgage Loans; accordingly, the interest distributions and distributions in reduction of Stated Amount received on the Offered Class B CitiCertificates may result in pre-tax yields which differ from those reflected below. The Mortgage Loans will not have the characteristics assumed, and it is unlikely that they will prepay at any of the rates specified. The assumed percentages of liquidations and loss severities on the Mortgage Loans shown in the table below are for illustrative purposes only and the Issuer makes no representations with respect to the reasonableness of such assumptions or that the actual liquidation and loss severity experience of the Mortgage Loans will in any way correspond to any of the assumptions made herein. Consequently, there can be no assurance that the pre-tax yield to an investor in the Offered Class B CitiCertificates will correspond to any of the pre-tax yields shown below.

     The pre-tax yields set forth in the following tables were calculated by determining the monthly discount rates which, when applied to the assumed streams of cash flows to be paid on the Offered Class B CitiCertificates, would cause the discounted present value of such assumed streams of cash flows as of August 27, 1998 to equal the respective assumed purchase prices indicated plus accrued interest at the Stated Rate from (and including) the Cut-Off Date to (but excluding) August 27, 1998, and converting such monthly rates to corporate bond equivalent rates. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as reductions of the Stated Amount on the Offered Class B CitiCertificates and consequently does not purport to reflect the return on any investment in Offered Class B CitiCertificates when such reinvestment rates are considered. The assumed purchase price is equal to the percentage stated in each table.

           PRE-TAX YIELD TO MATURITY OF THE CLASS B-1 CITICERTIFICATES
                    (AT AN ASSUMED PURCHASE PRICE OF 99.6875%
              OF THEIR INITIAL STATED AMOUNT PLUS ACCRUED INTEREST)

                                                              PREPAYMENT SPEED
                     -----------------------------------------------------------------------------------------------------------
                                20% LOSS SEVERITY                                              30% LOSS SEVERITY
                     ----------------------------------------                  -------------------------------------------------
SDA PERCENTAGE        100%            275%              400%                    100%                 275%                 400%
--------------       ------          ------            ------                  ------               ------               ------
      50%            6.829%          6.826%            6.825%                  6.829%               6.826%               6.825%
     100%            6.829%          6.826%            6.825%                  6.830%               6.826%               6.825%
     150%            6.829%          6.826%            6.825%                  6.076%               6.826%               6.825%
     200%            6.831%          6.826%            6.824%                  2.057%               6.269%               6.824%


           PRE-TAX YIELD TO MATURITY OF THE CLASS B-2 CITICERTIFICATES
                   (AT AN ASSUMED PURCHASE PRICE OF 97.59375%
              OF THEIR INITIAL STATED AMOUNT PLUS ACCRUED INTEREST)

                                                              PREPAYMENT SPEED
                     -----------------------------------------------------------------------------------------------------------
                                20% LOSS SEVERITY                                              30% LOSS SEVERITY
                     ----------------------------------------                  -------------------------------------------------
SDA PERCENTAGE        100%            275%              400%                    100%                 275%                 400%
--------------       ------          ------            ------                  ------               ------               ------
       50%           7.082%          7.126%            7.148%                  7.085%               7.126%               7.148%
      100%           7.062%          7.126%            7.149%                  5.478%               7.129%               7.149%
      150%           5.579%          7.129%            7.149%                  (18.639)%            3.296%               7.090%
      200%           (3.870)%        5.752%            7.151%                  (29.633)%            (20.622)%            (0.076)%

     The following table sets forth the amount of Realized Losses that would be incurred with respect to the CitiCertificates in the aggregate under each of the scenarios in the preceding tables, expressed as a percentage of the Initial Mortgage Loan Balance:

                            AGGREGATE REALIZED LOSSES

                                                              PREPAYMENT SPEED
                     -----------------------------------------------------------------------------------------------------------
                                20% LOSS SEVERITY                                              30% LOSS SEVERITY
                     ----------------------------------------                  -------------------------------------------------
SDA PERCENTAGE        100%            275%              400%                    100%                 275%                 400%
--------------       ------          ------            ------                  ------               ------               ------
      50%            0.309%          0.218%            0.175%                  0.464%               0.327%               0.262%
     100%            0.614%          0.433%            0.348%                  0.920%               0.650%               0.521%
     150%            0.913%          0.646%            0.518%                  1.370%               0.969%               0.778%
     200%            1.208%          0.856%            0.687%                  1.812%               1.284%               1.031%

OPTIONAL TERMINATION

     Holders of all outstanding CitiCertificates may receive a distribution reducing the Stated Amount of such CitiCertificates to zero upon the repurchase by CMSI of the underlying Mortgage Loans and any property acquired in respect thereof in full, at CMSI's option, at any time after the Pool Adjusted Balance is less than 5% of the Initial Mortgage Loan Balance, provided CMSI has received an opinion of counsel or other evidence that such repurchase and the related distribution will constitute a "qualified liquidation" within the meaning of Code Section 860F(a)(4)(A), will not affect the REMIC status of the Trust and will not otherwise subject the Trust to tax. CMSI reserves the right to transfer its right to repurchase the Mortgage Loans as described above to any third party. See "THE POOLING AGREEMENTS--Termination; Repurchase of Mortgage Loans and Mortgage Certificates" in the

Prospectus. Any such final distribution in reduction of Stated Amount with respect to the CitiCertificates will be paid to Certificateholders in order of their priority of distribution as described under "SUMMARY OF PROSPECTUS AND PROSPECTUS SUPPLEMENT--Priority of Distributions." The proceeds from such a distribution may not be sufficient to distribute the full amount to which each Class is entitled if the purchase price is based in part on the fair market value of the acquired property of the Trust.

TRUSTEE AND AGENTS

     The trustee for the CitiCertificates will be The Bank of New York, which will also act as Paying Agent, Transfer Agent and Certificate Registrar for the CitiCertificates.

SERVICING COMPENSATION

     CMSI will act as servicer of the Mortgage Loans, as well as REMIC servicer for the Pool (together, the "Servicer"). CMSI will be entitled to Servicing Compensation equal to a monthly fee of 0.25% per annum of the aggregate Adjusted Balance of the Mortgage Loans (the "Servicing Fee"), payable from interest payments received in respect of the Mortgage Loans, as well as late payment charges, assumption fees and other similar amounts set forth in the Pooling Agreement. CMSI currently intends to subcontract its duties as Servicer of the Mortgage Loans to CMI.

     The Servicer will pay the expenses of the Trust, including the Trustee's fee, accounting fees and other related expenses. See "DESCRIPTION OF CERTIFICATES--The Servicer" in the Prospectus.

BOOK-ENTRY REGISTRATION

     Each of the Offered Senior CitiCertificates (other than the Class A-18 and Class A-22 CitiCertificates) will initially be issued in book-entry form and will be represented by a single physical certificate registered in the name of Cede, as nominee of DTC, which will be the "holder" or "Certificateholder" of such Class A CitiCertificates as such terms are used herein. No Beneficial Owner will be entitled to receive a certificate representing such person's interest in the Book-Entry CitiCertificates or the Trust, except as set forth below under "--Definitive Certificates." Unless and until Definitive Certificates (as defined herein) are issued under the limited circumstances described herein, all references to actions taken by Certificateholders or holders shall refer to actions taken by DTC upon instructions from its Participants (as defined below), and all references herein to distributions and notices of redemption to Certificateholders or holders shall refer to distributions and notices of redemption to DTC or Cede, as the registered holder of the Book-Entry CitiCertificates for distribution to Participants in accordance with DTC procedures.

     DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code as adopted in the State of New York and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations ("Participants") and to facilitate the clearance and settlement of securities transactions between Participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers (including the Underwriter), banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

     Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers of Book-Entry CitiCertificates among Participants on whose behalf it acts with respect to the Book-Entry CitiCertificates and to receive and transmit distributions of principal of and interest on the Book-Entry CitiCertificates. Participants and Indirect Participants with which Beneficial Owners have accounts with respect to the Book-Entry CitiCertificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Beneficial Owners.

     Beneficial Owners that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Book-Entry CitiCertificates may do so only through Participants and Indirect Participants. In addition, Beneficial Owners will receive all distributions of principal and interest from the Trustee, or a paying agent on behalf of the Trustee, through DTC Participants. DTC will forward such distributions to its Partici-pants, which thereafter will forward them to Indirect Participants or Beneficial Owners. Beneficial Owners will not be recognized by the Trustee, the Servicer or any paying agent as Certificateholders, as such term is used in the Pooling Agreement, and Beneficial Owners will be permitted to exercise the rights of Certificateholders only indirectly through DTC and its Participants.

     Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Beneficial Owner to pledge Book-Entry CitiCertificates to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such Book-Entry CitiCertificates, may be limited due to the lack of a physical certificate for such Book-Entry CitiCertificates. In addition, under a book-entry format, Beneficial Owners may experience delays in receipt of their payments, since distributions will be made by the Servicer, or a paying agent on behalf of the Servicer, to Cede, as nominee for DTC.

     DTC has advised the Issuer that it will take any action permitted to be taken by a Certificateholder under the Pooling Agreement only at the direction of one or more Participants to whose accounts with DTC the Book-Entry CitiCertificates are credited. Additionally, DTC has advised the Issuer that it will take such actions only at the direction of and on behalf of Participants whose holdings of Book-Entry CitiCertificates evidence the corresponding percentage of ownership interests. DTC may take conflicting actions to the extent that Participants whose holdings of Book-Entry CitiCertificates evidence such percentage of ownership interests authorize divergent action.

     Neither the Issuer, the Servicer nor the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of Book-Entry CitiCertificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

DEFINITIVE CERTIFICATES

     The Class A-18 CitiCertificates, the Class A-22 CitiCertificates, the Class M CitiCertificates, the Unoffered Class A-IO CitiCertificates, the Offered Class B CitiCertificates, the Unoffered Class B CitiCertificates and the Residual Certificates will be issued in fully registered, certificated form ("Definitive Certificates"). The Book-Entry CitiCertificates will be issued as Definitive Certificates to Beneficial Owners or their nominees, rather than to DTC or its nominee, only if (i) the Servicer advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the Book-Entry CitiCertificates and the Servicer is unable to locate a qualified successor, (ii) the Servicer, at its option, elects to terminate the book-entry system through DTC or (iii) after the occurrence of a dismissal or resignation of the Servicer under the Pooling Agreement, Beneficial Owners representing not less than 51% of the ownership interests of each outstanding Subclass of Book-Entry CitiCertificates advise the Trustee through DTC in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the Beneficial Owners' best interest.

     Upon the occurrence of any event described in the preceding paragraph, the Trustee will be required to notify all Beneficial Owners through Participants of the availability of Definitive Certificates.

     Upon surrender by DTC of the definitive CitiCertificates representing the Book-Entry CitiCertificates and receipt of instructions for re-registration, the Trustee will reissue the Book-Entry CitiCertificates as Definitive Certificates to Beneficial Owners. Distributions of principal of, and interest on, the Book-Entry CitiCertificates will thereafter be made by the Trustee, or a paying agent on behalf of the Trustee, directly to holders of Definitive Certificates in accordance with the procedures set forth in the Pooling Agreement.

     Definitive Certificates will be transferable and exchangeable at the offices of the Trustee. No service charge will be imposed for any registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

REPORTS TO CERTIFICATEHOLDERS

     Unless and until Definitive Certificates are issued in respect of the Book-Entry CitiCertificates, monthly and annual reports containing information concerning the Trust and prepared by the Servicer pursuant to the Pooling Agreement will be sent to Cede as nominee of DTC and registered holder of the Book-Entry CitiCertificates, as well as to holders of the Definitive Certificates. The Pooling Agreement does not require the sending of any financial reports to the Beneficial Owners. Beneficial Owners may obtain copies of any Distribution Date statement free of charge upon request from the Servicer at (314) 256-6406.

VOTING RIGHTS

     At all times, 97% of the voting rights of holders of the CitiCertificates under the Pooling Agreement will be allocated among the Class A CitiCertificates (other than the Class A-4 and Class A-20 CitiCertificates), the Class M CitiCertificates and the Class B CitiCertificates based upon such Class's pro rata interest in the Trust. The holders of the Unoffered Class A-IO CitiCertificates will be allocated 2% of such voting rights. The holders of the Class A-4 and Class A-20 CitiCertificates will each be allocated 1% of such voting rights. Voting rights will be allocated among the Subclasses of the same Class (other than the Class A-4 and Class A-20 CitiCertificates) in proportion to their percentage interest in such Class based on their Stated Amounts (or notional amounts in the case of the Class A-4 and Class A-20 CitiCertificates).

                      THE INSURANCE POLICY AND THE INSURER

     The following information has been supplied by MBIA Insurance Corporation (the "Insurer") for inclusion in this Prospectus Supplement. A copy of the Insurance Policy may be obtained from the Trustee upon request.

THE INSURANCE POLICY

     The Insurer in consideration of the payment of the premium and subject to the terms of the Certificate Guaranty Insurance Policy (the "Insurance Policy") thereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by the Trustee or its successors, as trustee for the Owners, on behalf of the Owners from the Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations under the Insurance Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in the Insurance Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Class A-19 CitiCertificates, unless such acceleration is at the sole option of the Insurer.

     Notwithstanding the foregoing paragraph, the Insurance Policy does not cover shortfalls, if any, attributable to any liability of a REMIC, the Trust Fund or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability). THE INSURANCE POLICY DOES NOT PROVIDE CREDIT ENHANCEMENT FOR ANY CLASS OR SUBCLASS OF CITICERTIFICATES OTHER THAN THE CLASS A-19 CITICERTIFICATES.

     The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrecovably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Class A-19 CitiCertificates against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Class A-19 CitiCertificates to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

     The Insurer will pay any other amount payable under the Insurance Policy no later than 12:00 noon New York City time on the later of the Distribution Date on which the related Deficiency Amount is due or the third Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim under the Insurance Policy it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

     Insured Payments due under the Insurance Policy, unless otherwise stated therein, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit or cause to be deposited, sufficient funds to make payments due under the Insurance Policy.

     Upon and to the extent of any disbursement under the Insurance Policy, the Insurer shall become the owner or holder of such right to payment and shall be subrogated to the rights of the Owner to receive payments under the Class A-19 CitiCertificates to the extent of any payment by the Insurer under the Insurance Policy.

     As used herein and in the Insurance Policy, the following terms shall have the following meanings:

     "Agreement" means the Pooling and Servicing Agreement, dated as of August 1, 1998, between Citicorp Mortgage Securities, Inc. and The Bank of New York, in its individual capacity and as Trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which the Insurer is closed or banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

     "Deficiency Amount" means for any Distribution Date, without duplication,
(A) the sum of (i) the Class A Subclass Interest Shortfall Amount for such Distribution Date for the Class A-19 CitiCertificates, (ii) any Non-Supported Interest Shortfall for such Distribution Date allocated to the Class A-19 CitiCertificates and not covered by the Reserve Fund and (iii) the amount of the principal or interest portion of any Realized Losses for such Distribution Date allocated to the Class A-19 CitiCertificates, including any Excess Special Hazard Losses, Excess Fraud Losses or Excess Bankruptcy Losses (and excluding any Extraordinary Losses) and (B) for the Last Scheduled Distribution Date, the Stated Amount of the Class A-19 CitiCertificates to the extent unpaid on the Last Scheduled Distribution Date.

     "Insured Payment" means (i) as of any Distribution Date, any Deficiency Amount and (ii) any Preference Amount.

     "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached to the Insurance Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

     "Owner" means each Class A-19 CitiCertificateholder (as defined in the Agreement) who, on the applicable Distribution Date, is entitled under the terms of the applicable Class A-19 CitiCertificates to payment thereunder.

     "Preference Amount" means any amount previously distributed to an Owner on the Class A-19 CitiCertificates that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

     Capitalized terms used in the Insurance Policy and not otherwise defined in the Insurance Policy shall have the respective meanings set forth in the Agreement as of the date of execution of such Insurance Policy, without giving effect to any subsequent amendment or modification to the Agreement unless such amendment or modification has been approved in writing by the Insurer.

     Any notice under the Insurance Policy or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

     The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, NY 10006, Attention: Municipal Registrar and Paying Agency or such other address as the Fiscal Agent shall specify to the Trustee in writing.

     THE INSURANCE POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     The insurance provided by the Insurance Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. The Insurance Policy is not cancelable for any reason except by delivery to the Trustee of a replacement policy in accordance with the Agreement and provided that the Insurance Policy shall remain in effect with respect to any claims for Insured Payments relating to Preference Amounts resulting from distributions made on the Class A-19 CitiCertificates prior to the effective date of the cancellation of the Insurance Policy. The premium on the Insurance Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Class A-19 CitiCertificates; provided, however, that no premium on the Insurance Policy shall be due after the effective date of cancellation of the Insurance Policy as set forth above.

MBIA INSURANCE CORPORATION

     The Insurer is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company ("MBIA Inc."). MBIA Inc. is not obligated to pay the debts of or claims against the Insurer. The Insurer is domiciled in the State of New York and licensed to do business in and is subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

     Effective February 17, 1998, MBIA Inc. acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC") through a merger with its parent CapMAC Holdings Inc. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves, to the Insurer. MBIA Inc. is not obligated to pay the debts of or claims against CMAC.

     The consolidated financial statements of the Insurer, a wholly owned subsidiary of MBIA Inc., and its subsidiaries as of December 31, 1997 and December 31, 1996 and for each of the three years in the period ended December 31, 1997, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 1997 and the consolidated financial statements of the Insurer and its subsidiaries as of June 30, 1998 and for the six month periods ending June 30, 1998 and June 30, 1997 included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ending June 30, 1998, are hereby incorporated by reference into this Prospectus Supplement and shall be deemed to be a part hereof. Any statement contained in a document incorporated by reference herein shall be modified or superseded for purposes of this Prospectus Supplement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus Supplement.

     All financial statements of the Insurer and its subsidiaries included in documents filed by MBIA Inc. pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Prospectus Supplement and prior to the termination of the offering of the Offered CitiCertificates shall be deemed to be incorporated by reference into this Prospectus Supplement and to be a part hereof from the respective dates of filing such documents.

     The tables below present selected financial information of the Insurer determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities ("SAP") and generally accepted accounting principles ("GAAP"):

                                                         SAP
                                    --------------------------------------------
                                    DECEMBER 31, 1997              JUNE 30, 1998
                                    -----------------              -------------
                                        (AUDITED)                   (UNAUDITED)
                                                    (IN MILLIONS)
Admitted Assets ...................        $5,256                      $6,048
Liabilities .......................         3,496                       3,962
Capital and Surplus ...............         1,760                       2,086

                                                        GAAP
                                    --------------------------------------------
                                    DECEMBER 31, 1997              JUNE 30, 1998
                                    -----------------              -------------
                                        (AUDITED)                   (UNAUDITED)
                                                    (IN MILLIONS)
Assets ............................        $5,988                      $6,794
Liabilities .......................         2,624                       2,977
Shareholder's Equity ..............         3,364                       3,817

     Copies of the financial statements of the Insurer incorporated by reference herein and copies of the Insurer's 1997 year-end audited financial statements prepared in accordance with statutory accounting practices are available, without charge, from the Insurer. The address of the Insurer is 113 King Street, Armonk, New York 10504. The telephone number of the Insurer is (914) 273-4545.

     The Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus Supplement or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of the information regarding the Insurance Policy and the Insurer set forth under the heading "THE INSURANCE POLICY AND THE INSURER". Additionally, the Insurer makes no representation regarding the Class A-19 CitiCertificates or the advisability of investing in the Class A-19 CitiCertificates.

     Moody's Investors Service, Inc. rates the claims paying ability of the Insurer "Aaa."

     Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. rates the claims paying ability of the Insurer "AAA."

     Fitch IBCA, Inc. (formerly known as Fitch Investors Service, L.P.) rates the claims paying ability of the Insurer "AAA."


     Each rating of the Insurer should be evaluated independently. The ratings reflect the respective rating agency's current assessment of the creditworthiness of the Insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

     The above ratings are not recommendations to buy, sell or hold the Class A-19 CitiCertificates, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the Class A-19 CitiCertificates. The Insurer does not guarantee the market price of the Class A-19 CitiCertificates nor does it guarantee that the ratings on the Class A-19 CitiCertificates will not be revised or withdrawn.

                          CERTAIN ERISA CONSIDERATIONS

     The Department of Labor has granted to the Senior Underwriter an administrative exemption, Prohibited Transaction Exemption PTE 91-14 (the "Exemption"), from certain of the prohibited transaction rules of ERISA and certain of the excise taxes imposed by Section 4975 of the Code with respect to the initial purchase, the holding, and the subsequent resale by ERISA Plans of certificates in pass-through trusts that meet the conditions and requirements of the Exemption. The Exemption should apply to the acquisition, holding, and resale of the Offered Senior CitiCertificates (other than the Class A-18 CitiCertificates) by an ERISA Plan, provided that specified conditions (certain of which are described below) are met.

     Among the conditions which must be satisfied for the Exemption to apply to the acquisition by an ERISA Plan of the Offered Senior CitiCertificates (other than the Class A-18 CitiCertificates) are the following: (1) the acquisition of such Offered Senior CitiCertificates by an ERISA Plan is on terms (including the price for such CitiCertificates) that are at least as favorable to the ERISA Plan as they would be in an arm's-length transaction with an unrelated party;
(2) the rights and interests evidenced by such Offered Senior CitiCertificates acquired by the ERISA Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust; (3) such Offered Senior CitiCertificates acquired by the ERISA Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from any of S&P, Fitch, Duff & Phelps Credit Rating Co. or Moody's Investors Service, Inc.; (4) the sum of all payments made to the Underwriter in connection with the distribution of such Offered Senior CitiCertificates represents not more than reasonable compensation for underwriting such CitiCertificates; and (5) the sum of all payments made to and retained by the Servicer represents not more than reasonable compensation for the Servicer's services under the Pooling Agreement and reimbursement of the Servicer's reasonable expenses in connection therewith.

     In addition, it is a condition that the ERISA Plan investing in the Offered Senior CitiCertificates other than the Class A-18 CitiCertificates be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act of 1933, as amended (the "Securities Act").

     The Exemption does not apply to the acquisition and holding of Offered Senior CitiCertificates by ERISA Plans sponsored by the Issuer, the Senior Underwriter, the Trustee, the Servicer, or any affiliate of such parties. Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions, only if, among other requirements (i) an ERISA Plan's investment in each Class A Subclass of the Class A CitiCertificates does not exceed 25% of that Class A Subclass outstanding at the time of the acquisition and (ii) immediately after the acquisition, no more than 25% of the assets of an ERISA Plan with respect to which the person who has discretionary authority or renders advice are invested in certificates representing an interest in a trust containing assets sold or serviced by the same person.

     A governmental plan as defined in Section 3(32) of ERISA is not subject to ERISA or Code Section 4975. However, such a governmental plan may be subject to a federal, state, or local law, which is, to a material extent, similar to the provisions or ERISA or Section 4975 of the Code ("Similar Law"). A fiduciary of a governmental plan should make its own determination as to the need for the availability of any exemptive relief under Similar Law.

     Neither the Exemption nor PTE 83-1 (discussed under "Certain ERISA Considerations" in the Prospectus) applies to the acquisition or holding of the Class A-18 CitiCertificates, which are subordinated as described herein to the Class A-16 CitiCertificates, or the Class M CitiCertificates or the Offered Class B CitiCertificates, which are subordinated to the Class A and Unoffered Class A-IO CitiCertificates. Accordingly, no transfer of a Class A-18 CitiCertificate, Offered Class B CitiCertificate or Class M CitiCertificate to a Plan will be registered unless the transferee (i) executes a representation letter in form and substance satisfactory to the Trustee stating that (a) it is not, and is not acting on behalf of a Plan or using the assets of any such Plan to effect such purchase or (b) if it is an insurance company, the source of funds used to purchase the Class A-18 CitiCertificates, Class M CitiCertificates or Offered Class B CitiCertificates, as the case may be, is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12,
1995) and there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition or (ii) delivers (A) an opinion of counsel in form and substance satisfactory to the Trustee and the Issuer that the purchase or holding of the Class A-18 CitiCertificates, the Class M CitiCertificates or Offered Class B CitiCertificates by or on behalf of such Plan will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code or Similar Law and will not subject the Servicer (or its designee), the Issuer or the Trustee to any obligation in addition to those undertaken in the Pooling Agreement and (B) such other opinions of counsel, officers' certificates and agreements as the Trustee and the Issuer may require in connection with such transfer.

     Fiduciaries that are investing or that could be deemed to be investing assets of Plans should consult their legal advisors, and refer to the discussion under "CERTAIN ERISA CONSIDERATIONS" in the Prospectus.

                                LEGAL INVESTMENT

     The Class A and Class M CitiCertificates will constitute "mortgage related securities" for purposes of SMMEA, so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. As "mortgage related securities," such CitiCertificates will constitute legal investments for certain entities to the extent provided in SMMEA. However, there are regulatory requirements and considerations applicable to regulated financial institutions and restrictions on the ability of such institutions to invest in certain types of mortgage related securities.

     THE OFFERED CLASS B CITICERTIFICATES WILL NOT CONSTITUTE "MORTGAGE RELATED SECURITIES" FOR PURPOSES OF SMMEA.

     Prospective purchasers of the Offered CitiCertificates should consult their own legal, tax and accounting advisors in determining the suitability of and consequences to them of the purchase, ownership and disposition of the Offered CitiCertificates. See "LEGAL INVESTMENT" in the Prospectus.

                              PLAN OF DISTRIBUTION

     Subject to the terms and conditions of the Underwriting Agreement among Citicorp, the Issuer and the Senior Underwriter (the "Senior Underwriting Agreement"), the Senior CitiCertificates are being purchased from the Issuer by the Senior Underwriter upon issuance. The Senior Underwriter is committed to purchase all of the Senior CitiCertificates if any CitiCertificates are purchased. Subject to the terms and conditions of the Underwriting Agreement among Citicorp, the Issuer and the Subordinated Underwriter (the "Subordinated Underwriting Agreement" and, together with the Senior Underwriting Agreement, the "Underwriting Agreements"), the Offered Subordinated CitiCertificates are being purchased by the Subordinated Underwriter upon issuance. The Subordinated Underwriter is committed to purchase all of the Offered Subordinated CitiCertificates if any CitiCertificates are purchased. The closing of the sale of the Senior CitiCertificates is a condition to the closing of the sale of the Offered Subordinated CitiCertificates and vice versa. Distribution of such Offered CitiCertificates is being made by the respective Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Senior Underwriter has advised the Issuer that Edward D. Jones & Co., L.P. (the "Dealer") also proposes to offer the Class A-19 CitiCertificates, from time to time, in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Issuer will be approximately 99.26488% of the aggregate Initial Stated Amount of the Class A CitiCertificates, approximately 99.49747% of the aggregate Initial Stated Amount of the Class M CitiCertificates and approximately 98.02760% of the aggregate Initial Stated Amount of the Offered Class B CitiCertificates, plus accrued interest as set forth on the front cover hereof and before deducting expenses payable by the Issuer, provided that if the aggregate Initial Stated Amount of the Class A CitiCertificates is less than $481,196,106, the aggregate proceeds to the Issuer (stated as a percentage of the aggregate Initial Stated Amount of the Class A CitiCertificates) will be adjusted upwards by not more than 0.001% and if the aggregate Initial Stated Amount of the Class A CitiCertificates is greater than $481,196,106, the aggregate proceeds to the Issuer (stated as a percentage of the aggregate Initial Stated Amount of the Class A CitiCertificates) will be adjusted downwards by not more than 0.001%. In connection with the purchase and sale of the Offered CitiCertificates, the Underwriters may be deemed to have received compensation from the Issuer in the form of underwriting discounts.

     Subject to the terms and conditions of the purchase agreement among Citicorp, the Issuer and Salomon Brothers Inc (the "Purchase Agreement"), the Unoffered Class B CitiCertificates (not offered hereby) are being purchased by Salomon Brothers Inc upon issuance. Salomon Brothers Inc is committed to purchase all of the Unoffered Class B CitiCertificates if any Offered CitiCertificates are purchased. The Unoffered Class B CitiCertificates will be offered through Salomon Brothers Inc in one or more negotiated transactions, as a private placement to a limited number of institutional investors. The closing of the sale of the Unoffered Class B CitiCertificates under the Purchase Agreement is a condition to the closing of the sale of the Offered CitiCertificates to the Underwriter.

     The Underwriting Agreements provide that the Issuer and Citicorp will indemnify the Underwriters against certain civil liabilities under the Securities Act or contribute to payments the Underwriters may be required to make in respect thereof.

     On April 5, 1998, Citicorp, of which the Issuer, CMI, CFSB and Citibank are wholly owned subsidiaries, and Travelers Group Inc. ("Travelers"), of which Salomon Brothers Inc is a wholly owned subsidiary, agreed to merge (the "Merger"). The combined company will be known as Citigroup Inc. The Merger is subject to customary closing conditions, including regulatory approvals.

                                  LEGAL MATTERS

     Certain legal matters will be passed upon for the Issuer and Citicorp by Stephen E. Dietz, as an Associate General Counsel of Citibank, N.A., and for the Underwriters by Cadwalader, Wickersham & Taft, New York, New York. Certain federal income tax matters will be passed upon for the Issuer by Rona Daniels, Vice President and Tax Counsel for Asset Securitization of Citibank, N.A. Each of Mr. Dietz and Ms. Daniels owns or has the right to acquire a number of shares of common stock of Citicorp equal to less than 0.01% of the outstanding common stock of Citicorp. Certain ERISA matters will be passed upon for the Issuer by Cadwalader, Wickersham & Taft, New York, New York. Certain legal matters will be passed upon for the Insurer by Kutak, Rock, Omaha, Nebraska.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following document filed with the Commission by the Issuer is incorporated as of its filing date in this Prospectus Supplement and Prospectus by reference:

     Current Report on Form 8-K dated August 21, 1998, filed pursuant to Section 13 of the Exchange Act.

     All reports subsequently filed by the Issuer pursuant to Sections 13(a) and
(c) of the Exchange Act, any definitive proxy or information statements filed pursuant to Section 14 of the Exchange Act in connection with any stockholders' meeting and any reports filed pursuant to Section 15(d) of the Exchange Act prior to the termination of the ffering of the CitiCertificates offered hereby shall be deemed to be incorporated by reference into this Prospectus Supplement and Prospectus and to be a part hereof.

             INDEX OF PRINCIPAL DEFINITIONS IN PROSPECTUS SUPPLEMENT

                                                                            PAGE
                                                                            ----

Accretion Amount ........................................................   S-16
Accretion Directed CitiCertificates .....................................    S-2
Accretion Distribution Amount ...........................................   S-40
Accretion Termination Date ..............................................    S-2
Adjusted Balance ........................................................   S-31
Adjustment Amount .......................................................   S-64
Agreement ...............................................................   S-86
Available PO Loss Funds .................................................   S-18
Bankruptcy Coverage Termination Date ....................................   S-64
Bankruptcy Loss .........................................................   S-46
Bankruptcy Loss Amount ..................................................   S-64
Beneficial Owner ........................................................    S-9
Book-Entry CitiCertificates .............................................    S-5
Business Day ............................................................   S-86
Cede ....................................................................    S-5
Certificate Account .....................................................   S-26
Certificateholder .......................................................    S-5
CFSB ....................................................................    S-2
Citibank ................................................................    S-2
CitiCertificates ........................................................    S-2
Class A CitiCertificates ................................................    S-1
Class A Interest Amount .................................................   S-13
Class A Non-PO Principal Amount .........................................   S-42
Class A Optimal Principal Amount ........................................   S-42
Class A Percentage ......................................................   S-47
Class A PO Principal Amount .............................................   S-41
Class A Prepayment Percentage ...........................................   S-47
Class A Principal Distribution Amount ...................................   S-40
Class A Stated Amount ...................................................    S-8
Class A Subclass ........................................................    S-2
Class A Subclass Interest Amount ........................................   S-36
Class A Subclass Interest Shortfall Amount ..............................   S-15
Class A Subclass Stated Amount ..........................................    S-8
Class A Unpaid Interest Shortfall .......................................   S-15
Class A-4 Notional Amount ...............................................    S-7
Class A-18 and Class A-21 Percentage ....................................   S-45
Class A-18 and Class A-21 Prepayment Shift Percentage ...................   S-45
Class A-18 and Class A-21 Priority Amount ...............................   S-45
Class A-18 and Class A-21 Shift Percentage ..............................   S-45
Class A-19 Insured Principal Losses .....................................   S-27
Class A-20 Notional Amount ..............................................    S-7
Class B CitiCertificates ................................................    S-2
Class B Interest Amount .................................................   S-37
Class B Percentage ......................................................   S-48
Class B Prepayment Percentage ...........................................   S-48
Class B Stated Amount ...................................................    S-8
Class B Subclass ........................................................    S-2
Class B Subclass Principal Distribution Amount ..........................   S-19
Class B Subclass Stated Amount ..........................................    S-8
Class B-1 Interest Amount ...............................................   S-13
Class B-2 Interest Amount ...............................................   S-13
Class B-1 Principal Distribution Amount .................................   S-19
Class B-2 Principal Distribution Amount .................................   S-19
Class B-1 Stated Amount .................................................    S-9
Class B-2 Stated Amount .................................................    S-9

                                                                            PAGE
                                                                            ----

Class B-1 Unpaid Interest Shortfall .....................................   S-17
Class B-2 Unpaid Interest Shortfall .....................................   S-17
Class M CitiCertificates ................................................    S-2
Class M Interest Amount .................................................   S-13
Class M Optimal Distribution Amount .....................................   S-41
Class M Optimal Principal Amount ........................................   S-45
Class M Percentage ......................................................   S-48
Class M Prepayment Percentage ...........................................   S-48
Class M Principal Distribution Amount ...................................   S-19
Class M Stated Amount ...................................................    S-8
Class M Unpaid Interest Shortfall .......................................   S-16
Closing Date ............................................................    S-9
CMAC ....................................................................   S-87
CMI .....................................................................    S-2
CMSI ....................................................................    S-2
Code ....................................................................   S-29
Commission ..............................................................   S-30
Companion Class .........................................................    S-2
Compensating Cap ........................................................   S-15
Current Class B-1 Subordination Level ...................................   S-20
Current Class B-2 Subordination Level ...................................   S-21
Current Class M Subordination Level .....................................   S-20
Cut-Off Date ............................................................    S-1
Dealer ..................................................................    S-1
Debt Service Reduction ..................................................   S-46
Deceased Holder .........................................................   S-59
Deficient Valuation .....................................................   S-47
Deficiency Amount .......................................................   S-86
Definitive Certificates .................................................   S-84
Detailed Description ....................................................   S-31
Discount Mortgage Loans .................................................   S-40
Distributable Unoffered Class A-IO Interest Amount ......................   S-14
Distribution Date .......................................................    S-2
DTC .....................................................................    S-1
ERISA ...................................................................   S-29
ERISA Plan ..............................................................   S-29
Excess Bankruptcy Losses ................................................   S-64
Excess Fraud Losses .....................................................   S-64
Excess Special Hazard Losses ............................................   S-64
Exemption ...............................................................   S-29
Extraordinary Losses ....................................................   S-65
Fiscal Agent ............................................................   S-85
Fitch ...................................................................   S-30
Fraud Coverage Termination Date .........................................   S-64
Fraud Loss ..............................................................   S-46
Fraud Loss Amount .......................................................   S-64
GAAP ....................................................................   S-88
Indirect Participants ...................................................   S-83
Individual Retail CitiCertificate .......................................   S-58
Initial Mortgage Loan Balance ...........................................    S-2
Initial Stated Amount ...................................................    S-1
Insurance Policy ........................................................    S-2
Insured Payment .........................................................   S-86
Insurer .................................................................    S-2

                                                                            PAGE
                                                                            ----

Interest Accrual Period .................................................   S-14
Issuer ..................................................................    S-2
Last Scheduled Distribution Date ........................................   S-23
Liquidated Loan .........................................................   S-46
Liquidated Loan Loss ....................................................   S-46
Liquidated Proceeds .....................................................   S-46
Loss Severity Percentage ................................................   S-81
Lower-Tier REMIC ........................................................    S-2
MBIA Inc. ...............................................................   S-87
Merger ..................................................................   S-91
Mortgage Loans ..........................................................    S-2
NNR .....................................................................   S-40
Non-PO Loss Amount ......................................................   S-62
Non-PO Percentage .......................................................   S-42
Non-PO Pool Adjusted Balance ............................................   S-37
Non-Supported Interest Shortfall ........................................   S-15
Notice ..................................................................   S-86
Offered CitiCertificates ................................................    S-2
Offered Class B CitiCertificates ........................................    S-2
Offered Class B Interest Amount .........................................   S-13
Offered Class B Optimal Distribution Amount .............................   S-41
Offered Class B Stated Amount ...........................................    S-9
Offered Class B Subclass ................................................    S-2
Offered Class B Subclass Interest Amount ................................   S-37
Offered Class B Subclass Optimal Distribution Amount ....................   S-41
Offered Class B Subclass Optimal Principal Amount .......................   S-46
Offered Class B Subclass Percentage .....................................   S-48
Offered Class B Subclass Prepayment Percentage ..........................   S-48
Offered Class B Subclass Stated Amount ..................................   S-38
Offered Class B Subclass Unpaid Interest Shortfall ......................   S-17
Offered Senior CitiCertificates .........................................    S-2
Offered Subordinated CitiCertificates ...................................    S-2
Original Subordinated Stated Amount .....................................   S-47
Owner ...................................................................   S-86
PAC Balance Amount ......................................................   S-18
PAC Certificates ........................................................    S-2
PAC Support Classes .....................................................   S-67
Participants ............................................................   S-83
Plan ....................................................................   S-29
Planned Balance .........................................................   S-18
Pool ....................................................................    S-2
Pool Adjusted Balance ...................................................   S-38
Pool Distribution Amount ................................................   S-19
Pooling Agreement .......................................................    S-7
PO Loss Amount ..........................................................   S-37
PO Percentage ...........................................................   S-42
Preference Amount .......................................................   S-86
Premium Mortgage Loans ..................................................   S-40
Prepayment Interest Shortfalls ..........................................   S-15
Prepayment Model ........................................................   S-65
PTE 95-60 ...............................................................   S-89
Purchase Agreement. .....................................................   S-91
Realized Losses .........................................................   S-47
REMIC ...................................................................    S-2

                                                                            PAGE
                                                                            ----

Reserve Fund ............................................................    S-2
Residual Certificates ...................................................    S-2
Retail Cash Deposit .....................................................   S-21
Retail CitiCertificates .................................................    S-2
Rules ...................................................................   S-83
SAP .....................................................................   S-88
Schedule I TAC Balance Amount ...........................................   S-18
Schedule I Targeted Balance .............................................   S-18
Schedule II TAC Balance Amount ..........................................   S-18
Schedule II Targeted Balance ............................................   S-18
Scheduled Principal Amount ..............................................   S-45
SDA .....................................................................   S-81
Securities Act ..........................................................   S-89
Senior Underwriter ......................................................    S-1
Senior Underwriter Agreement ............................................   S-90
Servicer ................................................................   S-83
Servicing Fee ...........................................................   S-83
Similar Law .............................................................   S-29
SMMEA ...................................................................    S-6
Special Hazard Loss .....................................................   S-46
Special Hazard Loss Amount ..............................................   S-64
Special Hazard Termination Date .........................................   S-64
Special Hazards .........................................................   S-46
S&P .....................................................................   S-30
Structuring Assumptions .................................................   S-67
Subordinated CitiCertificates ...........................................   S-10
Subordinated CitiCertificate Percentage .................................   S-48
Subordinated Prepayment Percentage ......................................   S-48
Subordinated Underwriter ................................................    S-1
Subordinated Underwriting Agreement .....................................   S-90
Subordination Depletion Date ............................................   S-10
TAC Balance Amount ......................................................   S-18
TAC Certificates ........................................................    S-2
Targeted Balance ........................................................   S-18
Travelers ...............................................................   S-91
Trust ...................................................................    S-2
Trustee .................................................................    S-7
Underwriter .............................................................    S-1
Underwriters ............................................................    S-1
Underwriting Agreements .................................................   S-90
Unoffered Class A-IO Interest Amount ....................................   S-14
Unoffered Class A-IO CitiCertificates ...................................    S-2
Unoffered Class A-IO Notional Amount ....................................    S-7
Unoffered Class A-IO Unpaid Interest Shortfall ..........................   S-15
Unoffered Class B CitiCertificates ......................................    S-2
Unoffered Class B Interest Amount .......................................   S-37
Unoffered Class B Stated Amount .........................................    S-9
Unoffered Class B Subclass Interest Amount ..............................   S-37
Unoffered Class B Subclass Stated Amount ................................   S-38
Unpaid PO Loss Amount ...................................................   S-41
Unscheduled Principal Amount ............................................   S-45
pper-Tier REMIC .........................................................   S-2

================================================================================

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PROSPECTUS OR THIS PROSPECTUS SUPPLEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. NEITHER THE PROSPECTUS NOR THIS PROSPECTUS SUPPLEMENT CONSTITUTES AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES OTHER THAN THE OFFERED CITICERTIFICATES DESCRIBED IN THIS PROSPECTUS SUPPLEMENT OR AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY THE OFFERED CITICERTIFICATES TO ANY PERSON IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THE PROSPECTUS NOR THIS PROSPECTUS SUPPLEMENT NOR ANY SALE MADE THEREUNDER OR HEREUNDER AT ANY TIME IMPLIES THAT INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THEREOF.

                                   ----------

                                TABLE OF CONTENTS

                              PROSPECTUS SUPPLEMENT

                                                                            PAGE
                                                                            ----

Summary of Prospectus and Prospectus
 Supplement ...........................................................      S-6
Description of the Pool and the Mortgaged
 Properties ...........................................................     S-31
Risk Factors for Purchasers of Class A-18
 CitiCertificates, Class M CitiCertificates
 and Offered Class B CitiCertificates .................................     S-33
Description of the Offered CitiCertificates ...........................     S-36
The Insurance Policy and the Insurer ..................................     S-85
Certain ERISA Considerations ..........................................     S-88
Legal Investment ......................................................     S-90
Plan of Distribution ..................................................     S-90
Legal Matters .........................................................     S-91
Incorporation of Certain Documents by Reference .......................     S-91
Index of Principal Definitions in Prospectus
 Supplement ...........................................................     S-92

                                   PROSPECTUS

Report to Certificateholders ..........................................        2
Additional Information ................................................        2
Available Information .................................................        2
Additional Detailed Information .......................................        2
Incorporation of Certain Documents By Reference .......................        3
Description of Certificates ...........................................        4
The Pools .............................................................       14
Citicorp Mortgage Securities, Inc. ....................................       21
The Originators .......................................................       21
Loan Underwriting Policies ............................................       23
Delinquency, Foreclosure and Loss Considerations
 and Experience .......................................................       27
Citicorp ..............................................................       31
Use of Proceeds .......................................................       31
The Pooling Agreements ................................................       31
Certain ERISA Considerations ..........................................       36
Legal Investment ......................................................       38
Certain Federal Income Tax Consequences ...............................       39
Plans of Distribution .................................................       57
Experts ...............................................................       58
Appendix A:  The Mortgage Loans and
             CitiMortgageCertificates
Appendix B:  The Agency Certificates
Index of Principal Definitions

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                                  $497,236,106
                                  (APPROXIMATE)



                                CITICORP MORTGAGE
                                SECURITIES, INC.
                             (PACKAGER AND SERVICER)


                         REMIC PASS-THROUGH CERTIFICATES
                                  SERIES 1998-7



                                   ----------

                              PROSPECTUS SUPPLEMENT
                                 AUGUST 21, 1998

                                   ----------



                                 LEHMAN BROTHERS
                           EDWARD D. JONES & CO., L.P.
                              SALOMON SMITH BARNEY

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